AXA PREMIER VIP TRUST

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2008

AXA Conservative Allocation Portfolio

AXA Conservative-Plus Allocation Portfolio

AXA Moderate Allocation Portfolio

AXA Moderate-Plus Allocation Portfolio

AXA Aggressive Allocation Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Health Care Portfolio

Multimanager High Yield Portfolio

Multimanager International Equity Portfolio

Multimanager Large Cap Core Equity Portfolio

Multimanager Large Cap Growth Portfolio

Multimanager Large Cap Value Portfolio

Multimanager Mid Cap Growth Portfolio

Multimanager Mid Cap Value Portfolio

Multimanager Small Cap Growth Portfolio

Multimanager Small Cap Value Portfolio

Multimanager Technology Portfolio

Target 2015 Allocation Portfolio

Target 2025 Allocation Portfolio

Target 2035 Allocation Portfolio

Target 2045 Allocation Portfolio

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses for the AXA Premier VIP Trust (“Trust”) dated May 1, 2008, which may be obtained without charge by calling AXA Equitable Life Insurance Company (“AXA Equitable”) toll free at 1-877-222-2144 or writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectuses.

The Trust’s audited financial statements for the year ended December 31, 2007, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the Securities and Exchange Commission (“SEC”) on March 4, 2008 (File No. 811-10509), are incorporated by reference and made a part of this document.

DESCRIPTION OF THE TRUST

AXA Premier VIP Trust (the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on October 2, 2001. (See “Other Information”).

The Trust currently offers two classes of shares, Class A and Class B, on behalf of twenty-two (22) portfolios. The Board of Trustees is permitted to create additional portfolios. The assets of the Trust received for the issue or sale of shares of each of its portfolios and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such portfolio, and constitute the assets of such portfolio. The assets of each portfolio of the Trust are charged with the liabilities and expenses attributable to such portfolio, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust are allocated between or among any one or more of its portfolios or classes.

This SAI relates to the following twenty-two (22) portfolios: (i) AXA Conservative Allocation Portfolio (“Conservative Allocation Portfolio”), AXA Conservative-Plus Allocation Portfolio (“Conservative-Plus Allocation Portfolio”), AXA Moderate Allocation Portfolio (“Moderate Allocation Portfolio”), AXA Moderate-Plus Allocation Portfolio (“Moderate-Plus Allocation Portfolio”), AXA Aggressive Allocation Portfolio (“Aggressive Allocation Portfolio”) (collectively, the “Allocation Portfolios”); (ii) Target 2015 Allocation Portfolio (“Target 2015 Allocation Portfolio”), Target 2025 Allocation Portfolio (“Target 2025 Allocation Portfolio”), Target 2035 Allocation Portfolio (“Target 2035 Allocation Portfolio”), Target 2045 Allocation Portfolio (“Target 2045 Allocation Portfolio”) (collectively, the “Target Allocation Portfolios”); and (iii) Multimanager Aggressive Equity Portfolio (“Aggressive Equity Portfolio”), Multimanager Core Bond Portfolio (“Core Bond Portfolio”), Multimanager Health Care Portfolio (“Health Care Portfolio”), Multimanager High Yield Portfolio (“High Yield Portfolio”), Multimanager International Equity Portfolio (“International Equity Portfolio”), Multimanager Large Cap Core Equity Portfolio (“Large Cap Core Equity Portfolio”), Multimanager Large Cap Growth Portfolio (“Large Cap Growth Portfolio”), Multimanager Large Cap Value Portfolio (“Large Cap Value Portfolio”), Multimanager Mid Cap Growth Portfolio (“Mid Cap Growth Portfolio”), Multimanager Mid Cap Value Portfolio (“Mid Cap Value Portfolio”), Multimanager Small Cap Growth Portfolio (“Small Cap Growth Portfolio”), Multimanager Small Cap Value Portfolio (“Small Cap Value Portfolio”) and Multimanager Technology Portfolio (“Technology Portfolio”) (together with the Allocation Portfolios and the Target Allocation Portfolios, the “portfolios”).*

The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”) issued or to be issued by AXA Equitable or other affiliated or unaffiliated insurance companies. Shares also may be sold to tax-qualified retirement plans, to other series of the Trust and to series of EQ Advisors Trust, a separate registered investment company managed by AXA Equitable.

The Trust does not currently foresee any disadvantage to Contract owners arising from offering the Trust’s shares to separate accounts of insurance companies that are unaffiliated with one another or to tax-qualified retirement plans. However, it is theoretically possible that the interests of owners of various Contracts participating in the Trust through separate accounts or of the plan participants might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts or a retirement plan might withdraw their investments in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. The Trust’s Board of Trustees will monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and other tax-qualified retirement plans and will take whatever remedial action may be necessary.

*	Prior to May 25, 2007, each portfolio’s name began with “AXA Premier VIP” rather than “Multimanager”.

THE PORTFOLIOS

Aggressive Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The portfolio invests primarily in securities of large capitalization growth companies, although the sub-advisers may invest, to a certain extent, in equity securities of small- and mid-capitalization companies as well. Large capitalization companies are companies with market capitalization in excess of $5 billion at the time of investment and small/mid capitalization companies are companies with lower (but generally at least $100 million) market capitalization at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, such as preferred stock, warrants and securities convertible into common stock. The portfolio may also invest in companies in cyclical industries, emerging growth companies, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in customer demand), companies whose growth prospects are not recognized by the market and less widely known companies. For purposes of this portfolio, emerging growth companies are those that sub-adviser believes are early in their life cycle but have the potential to become major enterprises or are major enterprises which a sub-adviser believes have above-average growth prospects or whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment. The portfolio may invest up to 25% of its total assets in securities of foreign companies and may also make use of various other investment strategies (e.g., investments in debt securities, making secured loans of its portfolio securities).

Core Bond Portfolio.    The portfolio’s objective is to seek a balance of a high current income and capital appreciation consistent with a prudent level of risk. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investment grade bonds. The portfolio may invest up to 10% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers including issuers located in emerging markets. The portfolio may invest up to 10% of its assets in high yield securities (“junk bonds”) rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB or lower by Standard & Poor’s Ratings Group (“S&P”) or Fitch or, if unrated, determined by the sub-adviser to be of similar quality. The portfolio may invest in corporate bonds, including mortgage- and asset-backed securities, derivative securities, Eurodollar and Yankee dollar obligations, Brady bonds, forward commitments, when issued and delayed delivery securities, U.S. government bonds (including those backed by mortgages and related repurchase agreements) and zero coupon bonds.

Health Care Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies primarily engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the portfolio will normally invest a majority of its assets in securities of U.S. issuers but the portfolio may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

High Yield Portfolio.    The portfolio’s objective is high total return through a combination of current income and capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds rated below investment grade (so called “junk bonds”), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated Ba or lower by Moody’s or BB or lower by S&P or, if unrated, determined by the sub-adviser to be of similar quality. The portfolio’s sub-advisers may, when consistent with the portfolio’s investment objective, use derivative securities.

International Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies, including at least 65% of its total assets in equity securities of foreign companies (companies organized or headquartered outside of the U.S.). The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade bonds of U.S. and foreign issuers. The portfolio may also invest up to 35% of its assets in securities of U.S. companies.

Large Cap Core Equity Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Large Cap Growth Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of large foreign companies.

Large Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. large capitalization companies. Large capitalization companies are considered to be companies with market capitalization in excess of $5 billion at the time of investment; however, the capitalization of companies considered to be large cap may change over time. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies.

Mid Cap Growth Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Growth Index at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Mid Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. mid-capitalization companies. Mid-capitalization companies are companies with market capitalization within the range of companies in the Russell 2500 Value Index at the time of investment. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

Small Cap Growth Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. small-capitalization companies. Small-capitalization companies are companies with market capitalization within the range of companies in the Russell 2000 Growth Index at the time of investment. The portfolio may invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its net assets in foreign securities, including companies based in developing countries and depositary receipts of foreign based companies.

Small Cap Value Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of small-capitalization companies. Small-capitalization companies are companies with market capitalization under $3.5 billion. The portfolio may invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities such as investment grade corporate bonds and U.S. government bonds. The portfolio may invest up to 20% of its net assets in foreign securities, including companies based in developing countries and depositary receipts of foreign based companies. The portfolio may invest, to a limited extent, in larger capitalization equity securities or investment grade debt securities.

Technology Portfolio.    The portfolio’s objective is long-term growth of capital. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace industries, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. The portfolio may also invest in other securities that the sub-advisers believe provide opportunities for capital growth, including securities designed to replicate an index, industry or sector of the economy and debt securities, including investment grade and lower rated corporate bonds. It is anticipated that the portfolio will normally invest a majority of its assets in securities of U.S. issuers but the portfolio may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

THE ALLOCATION PORTFOLIOS AND THE TARGET ALLOCATION PORTFOLIOS

Each Allocation Portfolio and Target Allocation Portfolio operates under a “fund of funds” structure, investing exclusively in other mutual funds managed by AXA Equitable (the “Underlying Portfolios”). In addition to the fees directly associated with an Allocation Portfolio or a Target Allocation Portfolio, an investor in that Portfolio will also indirectly bear the fees of the Underlying Portfolios in which the Allocation Portfolio or Target Allocation Portfolio invests. This SAI contains information about Underlying Portfolios that are series of the Trust. For additional information about Underlying

Portfolios that are series of EQ Advisors Trust, please see the May 1, 2008 prospectuses and statement of additional information of EQ Advisors Trust (1940 Act File No. 811-07953).

Conservative Allocation Portfolio.    The portfolio’s objective is to seek a high level of current income. The portfolio pursues its objective by investing approximately 80% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 20% of its assets in Underlying Portfolios that emphasize equity investments.

Conservative-Plus Allocation Portfolio.    The portfolio’s objective is to seek current income and growth of capital, with a greater emphasis on current income. The portfolio pursues its objective by investing approximately 60% of its assets in Underlying Portfolios that emphasize fixed income investments and approximately 40% of its assets in Underlying Portfolios that emphasize equity investments.

Moderate Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation and current income. The portfolio pursues its objective by investing approximately 50% of its assets in Underlying Portfolios that emphasize equity investments and approximately 50% of its assets in Underlying Portfolios that emphasize fixed income investments.

Moderate-Plus Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation and current income, with a greater emphasis on capital appreciation. The portfolio pursues its objective by investing approximately 70% of its assets in Underlying Portfolios that emphasize equity investments and approximately 30% of its assets in Underlying Portfolios that emphasize fixed income investments.

Aggressive Allocation Portfolio.    The portfolio’s objective is to seek long-term capital appreciation. The portfolio pursues its objective by investing approximately 90% of its assets in Underlying Portfolios that emphasize equity investments and approximately 10% of its assets in Underlying Portfolios that emphasize fixed income investments.

Target 2015 Allocation Portfolio.    The portfolio’s objective is to seek the highest total return over time consistent with its asset mix. The portfolio pursues its objective by investing in Underlying Portfolios, which represent a variety of asset classes and investment styles, and is managed to the year of planned retirement, 2015. The portfolio’s asset mix will become more conservative each year until reaching 2025, approximately ten years after the year of retirement, at which time the asset allocation mix will become relatively static.

Target 2025 Allocation Portfolio.    The portfolio’s objective is to seek the highest total return over time consistent with its asset mix. The portfolio pursues its objective by investing in Underlying Portfolios, which represent a variety of asset classes and investment styles, and is managed to the year of planned retirement, 2025. The portfolio’s asset mix will become more conservative each year until reaching 2035, approximately ten years after the year of retirement, at which time the asset allocation mix will become relatively static.

Target 2035 Allocation Portfolio.    The portfolio’s objective is to seek the highest total return over time consistent with its asset mix. The portfolio pursues its objective by investing in Underlying Portfolios, which represent a variety of asset classes and investment styles, and is managed to the year of planned retirement, 2035. The portfolio’s asset mix will become more conservative each year until reaching 2045, approximately ten years after the year of retirement, at which time the asset allocation mix will become relatively static.

Target 2045 Allocation Portfolio.    The portfolio’s objective is to seek the highest total return over time consistent with its asset mix. The portfolio pursues its objective by investing in Underlying Portfolios, which represent a variety of asset classes and investment styles, and is managed to the year of planned retirement, 2045. The portfolio’s asset mix will become more conservative each year until reaching 2055, approximately ten years after the year of retirement, at which time the asset allocation mix will become relatively static.

Fundamental Restrictions

Each portfolio has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the portfolio’s shareholders. Such majority is defined in the

1940 Act as the lesser of: (i) 67% or more of the voting securities of such portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such portfolio. Set forth below are each of the fundamental restrictions adopted by each of the portfolios.

Each portfolio, except the Health Care Portfolio and the Technology Portfolio, will not:

(1) purchase securities of any one issuer if, as a result, more than 5% of the portfolio’s total assets would be invested in securities of that issuer or the portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the portfolio’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretations apply to, but are not a part of, this fundamental restriction: (1) mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company and (2) each portfolio will not consider repurchase agreements to be subject to the above-stated 5% limitation if the collateral underlying the repurchase agreements consists exclusively of obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

Each portfolio will not:

(2) purchase any security if, as a result of that purchase, 25% or more of the portfolio’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the Health Care Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the health care industries (e.g., pharmaceutical, medical products and supplies, technology, medical research and development and health care service industries) and the Technology Portfolio, under normal circumstances, will invest 25% or more of its total assets in the related group of industries consisting of the technology industries (e.g., computers, electronics (including hardware and components), communications, software, e-commerce, information service, biotechnology, chemical products and synthetic materials, and defense and aerospace industries).

(3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the portfolio’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4) make loans, except loans of portfolio securities or cash (in the case of High Yield Portfolio) or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5) engage in the business of underwriting securities of other issuers, except to the extent that the portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

(7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each portfolio but are not fundamental. They may be changed for any portfolio by the Board of Trustees of the Trust and without a vote of that portfolio’s shareholders.

Each portfolio will not:

(1) invest more than 15% of its net assets in illiquid securities.

(2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(3) engage in short sales of securities or maintain a short position, except that each portfolio may (a) engage in covered short sales and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each portfolio, except the Allocation Portfolios and the Target Allocation Portfolios, may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

(5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Core Equity Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Technology Portfolio each have a policy regarding how at least 80% of its assets will be invested, and none of these portfolios may change their respective policy without giving at least sixty (60) days’ written notice to its shareholders to the extent required by SEC rules.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the portfolios’ principal investment strategies discussed in the Prospectus, each portfolio, except the Allocation Portfolios and the Target Allocation Portfolios, may engage in other types of investment strategies further described below. Each portfolio, except the Allocation Portfolios and the Target Allocation Portfolios, may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or the portfolio’s own investment restrictions. The portfolios, except the Allocation Portfolios and the Target Allocation Portfolios, that anticipate committing 5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

Each Allocation Portfolio and Target Portfolio invests in shares of Underlying Portfolios and its performance is directly related to the ability of the Underlying Portfolios to meet their respective investment objectives, as well as the Manager’s allocation among the Underlying Portfolios. Accordingly, each Allocation Portfolio’s and Target Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Underlying Portfolios, in direct proportion to the amount of assets each Allocation Portfolio and Target Portfolio allocates to the Underlying Portfolios utilizing such strategies.

Asset-Backed Securities.    (All portfolios) Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Bonds.    (All portfolios) Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a portfolio’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Credit Ratings.    Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix A to this SAI. The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a portfolio, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the portfolio. The portfolios may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Brady Bonds.    (Aggressive Equity Portfolio, Core Bond Portfolio, High Yield Portfolio, International Equity Portfolio and Small Cap Value Portfolio) Brady Bonds are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each portfolio can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that portfolio.

Collateralized Debt Obligations.    (Core Bond Portfolio, High Yield Portfolio and Small Cap Value Portfolio) Collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the portfolios as illiquid securities; however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A (under the Securities Act of 1933) transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the portfolios’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the portfolios may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities.    (Aggressive Equity Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Core Equity Portfolio, Large Cap Growth Portfolio, Large Cap

Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a portfolio is called for redemption, the portfolio will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Investments by certain of the portfolios in convertible debt securities are not subject to any ratings restrictions, although each Adviser will consider such ratings, and any changes in such ratings, in its determination of whether a portfolio should invest and/or continue to hold the securities.

Credit and Liquidity Enhancements.    A portfolio may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the portfolio to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a portfolio and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a portfolio to use them when the portfolio wishes to do so.

Non-Investment Grade Bonds.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Technology Portfolio) Investment grade bonds are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Moody’s considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities. Bonds rated D by S&P are in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. Bonds rated C by Moody’s are in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing. References to rated bonds in the Prospectus or this SAI include bonds that are not rated by a rating agency but that the applicable sub-adviser determines to be of comparable quality.

Non-investment grade bonds (commonly known as “junk bonds” and sometimes referred to as “high yield, high risk bonds”) are rated Ba or lower by Moody’s, BB or lower by S&P or Fitch, comparably rated by another rating agency or, if unrated, determined by a portfolio’s sub-adviser to be of comparable quality. A portfolio’s investments in non-investment grade bonds entail greater risk than its investments in higher rated bonds. Non-investment grade bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Non-investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full. Non-investment grade bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the portfolio would have to replace the security with a lower yielding security, resulting in a decreased return. Conversely, a non-investment grade bond’s value will decrease in a rising interest rate market, as will the value of the portfolio’s assets. If the portfolio experiences unexpected net redemptions, this may force it to sell its non-investment grade bonds, without regard to their investment merits, thereby decreasing the asset base upon which the portfolio expenses can be spread and possibly reducing the portfolio’s rate of return.

The market for non-investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many lower rated bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for non-investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of non-investment grade bonds, especially in a thinly traded market.

Depositary Receipts.    (All portfolios except Core Bond Portfolio) Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a portfolio’s investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Derivatives.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio) Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options and future transactions, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Dollar Rolls.    (Core Bond Portfolio, Health Care Portfolio and High Yield Portfolio) In a dollar roll, a portfolio sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. Dollar rolls also are subject to a portfolio’s fundamental limitation on borrowings.

Dollar roll transactions involve the risk that the market value of the securities a portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a portfolio sells securities becomes insolvent, the portfolio’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

Equity Securities.    (All portfolios) Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a portfolio may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    (All portfolios) Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    Event-linked bonds are fixed income securities, for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a portfolio investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the portfolio will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the portfolio to certain unanticipated risks including issuer (credit) default and adverse regulatory or jurisdictional interpretations.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a portfolio may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a portfolio will only invest in catastrophe bonds that meet the credit quality requirements for the portfolio.

Floaters (All portfolios) and Inverse Floaters.    (Aggressive Equity Portfolio, Core Bond Portfolio and High Yield Portfolio) Floaters and Inverse Floaters are fixed income securities with a floating or variable rate of interest, i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency.    (All portfolios) A portfolio may purchase securities denominated in foreign currencies including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a portfolio’s assets and income. In addition, although a portion of a portfolio’s investment income may be received or realized in such currencies, the portfolio will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a portfolio’s income has been earned and computed in U.S. dollars but before conversion and payment, the portfolio could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain portfolios may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    (All portfolios) A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A portfolio may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A portfolio’s use of such contracts will include, but not be limited to, the following situations.

First, when the portfolio enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a portfolio’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the portfolio’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the portfolio may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the portfolio may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the portfolio believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the portfolio will be served.

A portfolio may enter into forward contracts for any other purpose consistent with the portfolio’s investment objective and program. However, the portfolio will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the portfolio’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the portfolio may net offsetting positions.

At the maturity of a forward contract, a portfolio may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a portfolio retains the portfolio security and engages in an offsetting transaction, the portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a portfolio’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio will convert foreign securities to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    (All portfolios) The portfolios may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each portfolio, if permitted in the Prospectus, may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The portfolios will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by a portfolio will be considered “covered” if, so long as the portfolio is obligated as the writer of the put, it segregates, either on its records or with the portfolio’s custodian, cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the portfolio will be considered “covered” only if the portfolio segregates, either on its records or with the portfolio’s custodian, cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a portfolio, sold by a portfolio but not yet delivered or anticipated to be purchased by a portfolio. As an illustration, a portfolio may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a portfolio may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    (All portfolios) The portfolios may engage in over-the-counter options on foreign currency transactions. The portfolios may engage in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The portfolios may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. The portfolios may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A portfolio will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A portfolio’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the portfolios own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

Each portfolio, except the Core Bond Portfolio and the High Yield Portfolio, will not speculate in foreign currency options, futures or related options. Accordingly, a portfolio will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    (All portfolios) The portfolios may also invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a portfolio’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a portfolio.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the portfolios will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global portfolios are usually somewhat higher than those of typical domestic stock portfolios.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    (All portfolios) Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the portfolio can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a portfolio may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing portfolio will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    (All portfolios) The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a portfolio’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a portfolio could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a portfolio if the company deems a purchaser unsuitable, which may expose a portfolio to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a portfolio’s investments in Russian securities. Among these procedures is a requirement that a portfolio will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a portfolio’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a portfolio. This requirement will likely have the effect of precluding investments in certain Russian companies that a portfolio would otherwise make.

Pacific Basin Region.    (All portfolios) Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a portfolio. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a portfolio’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a portfolio’s assets denominated in those currencies.

China Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the portfolio’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the portfolio involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    (All portfolios) Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the portfolio at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a portfolio anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a portfolio purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the portfolio is required to designate the segregation, either on the records of the sub-adviser or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the portfolio’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the portfolio’s other assets. Where such purchases are made through dealers, a portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a portfolio of an advantageous yield or price.

A portfolio will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the portfolio may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the portfolios intends to make such purchases for speculative purposes and each portfolio intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a portfolio may have to sell assets that have been set aside in order to meet redemptions. In addition, if a portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a portfolio’s payment obligation).

Health Care Sector Risk.    (Health Care Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) The value of the Health Care Portfolio’s shares is particularly vulnerable to factors affecting the health care sector. The health care sector generally is subject to substantial government regulation. Changes in governmental policy or regulation could have a material effect on the demand for products and services offered by companies in the health care sector and therefore could affect the performance of the portfolio. Regulatory approvals are generally required before new drugs and medical devices or procedures may be introduced and before the acquisition of additional facilities by health care providers. In addition, the products and services offered by such companies may be subject to rapid obsolescence caused by technological and scientific advances.

Hybrid Instruments.    (Aggressive Equity Portfolio, High Yield Portfolio, International Equity Portfolio and Small Cap Growth Portfolio) Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a portfolio may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the portfolio.

Illiquid Securities or Non-Publicly Traded Securities.    (All portfolios) The inability of a portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a portfolio’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a portfolio which are eligible for resale pursuant to Rule 144A will be monitored by each portfolio’s sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a portfolio’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a portfolio having more than 15% of its assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a portfolio’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid.

In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Insured Bank Obligations.    (All portfolios) The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The portfolios may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a portfolio will treat such obligations as subject to the limit for illiquid investments for each portfolio unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

Investment Company Securities.    (All portfolios) Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a portfolio from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the portfolio’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a portfolio from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company.

Each Allocation Portfolio and Target Allocation Portfolio invests substantially all of its assets in the securities of other investment companies. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds (“ETFs”).    (All portfolios) These are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Passive Foreign Investment Companies.    (All portfolios) The portfolios may purchase the securities of “passive foreign investment companies” (“PFICs”). Such entities have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a portfolio’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above, as well as contain tax consequences (see section entitled “Taxation”).

Investment Grade Securities.    (All portfolios) Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Loan Participations and Assignments.    (Aggressive Equity Portfolio, Core Bond Portfolio and High Yield Portfolio) Investments in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the portfolio’s having a contractual relationship only with the Lender, not with the borrower. A portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A portfolio will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to a portfolio’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a portfolio’s ability to dispose of particular Assignments or Participations when necessary to meet the portfolio’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Master Demand Notes.    (All portfolios) Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary market for these notes, the appropriate sub-adviser, subject to the overall review of the portfolio’s Trustees and the Manager, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities.    (Core Bond Portfolio and High Yield Portfolio) A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain portfolios may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a portfolio that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a portfolio may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a portfolio to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The portfolio may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a portfolio’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the portfolio’s ability to buy or sell those securities at any particular time.

Mortgage Dollar Rolls.    (Core Bond Portfolio and High Yield Portfolio) The portfolio may enter into mortgage dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts with the same counter-party to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the portfolio loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the portfolio compared with what such performance would have been without the use of mortgage dollar rolls. Accordingly, the benefits derived from the use of mortgage dollar rolls depend upon the sub-adviser’s ability to manage mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. All cash proceeds will be invested in instruments that are permissible investments for the portfolio. The portfolio will maintain until the settlement date the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Municipal Securities.    (Core Bond Portfolio and High Yield Portfolio) Municipal securities (“municipals”) are debt obligations issued by local, state and regional governments that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if the interest thereon is exempt from federal income tax, even though that interest may be a tax preference item for purposes of the federal alternative minimum tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer, and are generally secured only by the revenues derived from payment of the private issuer.

Options and Futures Transactions.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) Each portfolio may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts and swap transactions. A portfolio may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a portfolio’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by a portfolio are described below.

A portfolio might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a portfolio is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the portfolio may have lower net income and a net loss on the investment.

Options on Securities.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Payment-In-Kind Bonds.    (Aggressive Equity Portfolio, Core Bond Portfolio, High Yield Portfolio and Small Cap Growth Portfolio) Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the portfolios are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the portfolios could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Real Estate Investment Trusts.    (Aggressive Equity Portfolio, Health Care Portfolio, High Yield Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) Risks associated with investments in securities of real estate investment trusts (“REITs”) include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Repurchase Agreements.    (All portfolios) A repurchase agreement is a transaction in which a portfolio purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the portfolio and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a portfolio upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the portfolio may suffer delays, costs and possible losses in connection with the disposition of collateral. Each portfolio intends to enter into repurchase agreements only in transactions with counterparties believed by AXA Equitable and the sub-advisers to present minimum credit risks.

Reverse Repurchase Agreements.    (Core Bond Portfolio, Health Care Portfolio and Small Cap Growth Portfolio) Reverse repurchase agreements involve the sale of securities held by a portfolio subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each portfolio’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a portfolio will maintain the segregation, either on its records or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement. See “The Portfolios’ Investments, Related Risks and Limitations — Segregated Accounts.”

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a portfolio might be unable to deliver them when that portfolio seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a portfolio’s obligation to repurchase the securities, and the portfolio’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Loans.    (All portfolios) A portfolio may lend securities to brokers, dealers or other institutional investors needing to borrow securities to complete certain transactions. In connection with such loans, the portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on loaned securities. The portfolio has the right to terminate a loan at any time. The portfolio does not have the right to vote on securities while they are on loan, but the portfolio’s Manager or Adviser may attempt to terminate loans in time to vote those proxies the Manager or the Adviser has determined are material to the portfolio’s interests. A portfolio has the right to call each loan and obtain the securities on one standard settlement period’s notice or, in connection with the securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. The portfolio will receive collateral consisting of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a portfolio’s investment program and applicable law, which will be maintained at all times in an amount at least equal to 100% of the current market value of the loaned securities. If the collateral consists of cash, the portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on investment. If the collateral consists of a letter of credit or securities, the borrower will pay the portfolio a loan premium fee. The portfolio may participate in securities lending programs operated by financial institutions, which act as lending agents (“Lending Agent”). The Lending Agent will receive a percentage of the total earnings of the portfolio derived from lending the portfolio’s securities. Should the borrower of securities fail financially, the portfolio may experience delays in recovering the loaned securities or in exercising its rights in the collateral. Loans will be made only to firms judged by the Manager, with the approval of the Board, to be of good financial standing. Additional risks include the possible decline of the value of the securities acquired with cash collateral. The portfolio seeks to minimize this risk by limiting the investment of cash collateral to high quality instruments with short maturities, repurchase agreements, money market funds or similar private investment vehicles.

Short Sales.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio) A “short sale” is the sale by a portfolio of a security which has been borrowed from a third party on the expectation that the market price will drop. The portfolios generally will only engage in covered short sales. In a covered short sale, a portfolio either (1) enters into a “short sale” of securities in circumstances in which, at the time the short position is open, the portfolio owns an equal amount of the securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by the portfolio to, for example, lock in a sale price for a security the portfolio does not wish to sell immediately. For a short sale against the box, the portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The portfolio will endeavor to offset transaction costs associated with short sales against the box with the income from the investment of the cash proceeds. Not more than 10% of the portfolio’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

Short Term Investments.    (All portfolios) Short term investments include investments in various types of U.S. government securities and high-quality short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each portfolio may invest include but are not limited to: government obligations, certificates of deposit, time deposits, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The portfolios may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances of domestic branches of foreign banks and savings and loan associations and similar institutions.

Small Company Securities.    (Aggressive Equity Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Technology Portfolio) Each portfolio may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a few key persons. Therefore, an investment in these portfolios may involve a greater degree of risk than an investment in other portfolios that seek capital appreciation by investing in better known, larger companies.

Structured Notes.    (Aggressive Equity Portfolio, Core Bond Portfolio, High Yield Portfolio and Small Cap Growth Portfolio) Structured notes are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    (Aggressive Equity Portfolio, Core Bond Portfolio, Health Care Portfolio, High Yield Portfolio, International Equity Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Technology Portfolio) Swap contracts are derivatives in the form of a contract or other similar instrument, which is generally an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a portfolio may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a portfolio may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the portfolio receiving or paying, as the case may be, only the net amount of the two payments. In such cases, a portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to limit any potential leveraging of a portfolio. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a portfolio’s borrowing restrictions. A portfolio may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the portfolio is contractually obligated to make. If the other party to a swap defaults, the portfolio’s risk of loss consists of the net amount of payments that the portfolio contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction.

A portfolio also may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A portfolio may be either the buyer or seller in the transaction. If a portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a portfolio would effectively add leverage because, in addition to its total net assets, a portfolio would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A portfolio will enter into credit default swap agreements only with counterparties that are approved in accordance with guidelines established by the Board of Trustees. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the portfolio). In connection with credit default swaps in which a portfolio is the buyer, the portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to a portfolio’s exposure (any accrued but unpaid net amounts owed by a portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a portfolio is the seller, the portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the portfolio). Such segregation or “earmarking” will ensure that a portfolio has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of a portfolio. Such segregation or “earmarking” will not limit a portfolio’s exposure to loss.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the portfolio would be less favorable than it would have been if this investment technique were not used. Because swap agreements may have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. In addition, changing market conditions, such as those experienced recently in the credit markets, may have an adverse impact on the creditworthiness of a counterparty whether or not those conditions directly relate to the referenced assets that underlie the relevant swap agreement. In certain cases, this impact may be sudden and unpredictable.

Technology Sector Risk.    (Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Growth Portfolio, Small Cap Value Portfolio and Technology Portfolio) The value of the Technology Portfolio’s shares is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technologies evolve, large and rapid price movements resulting from competition, rapid obsolescence of products and services, short product cycles and aggressive pricing. For each of the portfolios, it should be noted that many technology companies are small and at an earlier state of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources.

Time Deposits and Variable Rate Notes.    (All portfolios) The portfolios may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

The commercial paper obligations which the portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a portfolio as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The portfolios have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the portfolios and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

U.S. Government Securities.    (All portfolios) U.S. government securities include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a portfolio holds TIIS, the portfolio may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation” below.

Warrants.    (All portfolios) Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds.    (All portfolios) Zero-coupon bonds are issued at a significant discount from their principal amount (“original issue discount” or “OID”) and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a portfolio is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such amounts at least annually to its shareholders. See “Taxation” below. Thus, each portfolio could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a portfolio is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it advises. Portfolio turnover may vary significantly from year to year due to a variety of factors, including a fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in a sub-adviser’s investment outlook or changes in the sub-adviser(s) managing the portfolio. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the portfolio and its shareholders. A portfolio’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year.

The following risks apply to certain Underlying Portfolios that are eligible for investment by the Allocation Portfolios and Target Allocation Portfolios and are not series of the Trust.

Index Fund Risk.    An index fund is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the portfolio manager of an index fund utilizes proprietary modeling techniques to attempt to match the performance results of the applicable index. Therefore, an index fund will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. Unlike an actively managed fund, an index fund cannot modify its investment strategies to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

Latin America.    Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

The political history of certain Latin American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they were to reoccur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994 the value of the Mexican peso lost more than one-third of its value relative to the dollar. Certain Latin American countries also restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for a portfolio to engage in foreign currency transactions designed to protect the value of the portfolio’s interests in securities denominated in such currencies.

A number of Latin American countries are among the largest debtors of developing countries. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Money Market Risk.    Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a portfolio has purchased may reduce the portfolio’s yield. In addition, the portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

Preferred Securities.    Preferred securities have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Cumulative preferred stock requires the issuer to pay stockholders all prior unpaid dividends before the issuer can pay dividends on common stock. Non-cumulative preferred stock does not require the issuer to pay all prior unpaid dividends before the issuer can pay dividends on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A portfolio may treat such redeemable preferred stock as a fixed income security.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the portfolios’ portfolio holdings information and to prevent the selective disclosure of such information. Each portfolio will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust generally discloses top portfolio holdings (typically the portfolios’ top ten holdings) on a monthly basis. All such information generally is released with a 30-day lag time, meaning top ten portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. This information is available upon request and on the Manager’s website at http://www.axa.com. Portfolio holdings information less than 30 days stale and all trade information is restricted, with exceptions noted below, to employees responsible for fund administration, fund analysis and legal or compliance matters.

The Trust, through the Manager, may provide non-public portfolio holdings data to certain third-parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with certain third-party data services (Vestek), mutual fund evaluation services (Lipper Analytical Services and Morningstar) and consultants (Evaluation Associates LLC, Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC). Each of these third parties receives portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business activities of each portfolio to the following service providers and other organizations: the Manager; the sub-advisers; the auditors; the custodian; the administrator; the sub-administrator; the transfer agent; counsel to the portfolios or the non-interested trustees; regulatory authorities; pricing services (Bear Stearns’ Pricing Direct, Interactive Data Corporation, J.J. Kenney, Loan Pricing Corporation, Muller Data, Bloomberg, Reuters, Mark-it Group Limited, Standard & Poor’s Securities Evaluations); peer analysis services (Mellon Analytics); performance review services (Evestment Alliance, Informais); back office services (iX Partners, Ltd., Sunguard Financial, Principal Global Investors, Mellon Financial, Bank of New York); research tool/quote system (Thomson); trade execution analysis (Plexus, Elkins McSherry, Abel Noser); data consolidator (Electra); trade order management services (ITG, Macgregor XIP, Charles River, TCS); books and records vendor (Checkfree); GIPS auditor (Vincent Performance Services); auditor (PwC); marketing research services (Strategic Insights); portfolio analysis services (Barra TotalRisk System); commission tracking (Congent Consulting); accounting systems or services (Advent Software Eagle Investment Systems Corp., Portia); software vendor (CDS/Computer, The MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (Investment Technology Group, Inc., FactSet Research Systems Inc., Investor Tools Perform, MSCI Barra, Inc., Saloman Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass); legal services (Palmer & Dodge LLP); corporate actions and trade confirmation (Brown Brothers Harriman & Co.,); OTC derivative products and portfolio holdings (State Street Investment Manager Solutions); ratings agencies (Standard & Poor’s, Moody’s); index provider (Frank Russell); consulting firms (Mercer, CRA RogersCasey, Macro Consulting); data provider (InvestorForce); broker-dealers who provide execution or research services to the portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (RR Donnelley); and proxy voting services (Institutional Shareholder Services). The entities to whom each portfolio voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President subject to the approval of the Manager’s Funds Management Group Unit (“FMG”) Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such disclosure is in the best interests of portfolio shareholders. In all cases, the approval of the release of non-public portfolio holdings information by FMG’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the portfolios, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media and will not release portfolio trades information.

FMG is responsible for administering the release of portfolio holdings information with respect to the portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the portfolios’ shareholders and the Manager, distributors and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board of Trustees approved this policy and determined that it is in the best interest of the portfolios. The Board of Trustees oversees implementation of this policy and receives quarterly reports from the Trust’s Chief Compliance Officer regarding any (1) violations; or (2) exceptions to this policy that were granted by FMG’s Legal and Compliance Group.

MANAGEMENT OF THE TRUST

The Trust’s Board has the responsibility for the overall management of the Trust and the portfolios, including general supervision and review of the portfolios’ investment activities and their conformity with Delaware law and the stated policies of the portfolios. The Trust’s Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Trustees

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, New York 10104 (49)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Fund Distributors, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	88	None
Independent Trustees
Gerald C. Crotty c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (56)	Trustee	From November 2001 to present	President of Weichert Enterprise LLC, a private and public equity market investment firm; co-founder of Excelsior Ventures Management LLC, a private equity and venture capital firm; from 1991 to 1998, held various positions with ITT Corporation, including President and COO of ITT Consumer Financial Corp. and Chairman, President and CEO of ITT Information Services.	22	From 2002 to present, director of Access Integrated Technologies, Inc.; from 2005 to present, director of Jones Apparel Group, Inc.

Name, Address and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Barry Hamerling c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (61)	Trustee	From November 2001 to present	Since 1998, Managing Partner of Premium Ice Cream of America; Since 2003, Managing Partner of Premium Salads; from 1970 to 1998, President of Ayco Co. L.P., the largest independent financial counseling firm in the United States.	22	From 2005 to present, Trustee of Granum Series Trust — Granum Value Fund; from 1998 to present, Director of Ayco Charitable Foundation.
Cynthia R. Plouché c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (50)	Trustee	From November 2001 to present	Since June 2006, Portfolio Manager at Williams Capital Management, Inc.; from June 2003 to 2006, Managing Director and Chief Investment Officer of Blaylock-Abacus Asset Management, Inc.; prior thereto, Founder, Chief Investment Officer and Managing Director of Abacus Financial Group from May 1991 to 2003, a manager of fixed income portfolios for institutional clients.	22	None
Rayman L. Solomon c/o AXA Premier VIP Trust 1290 Avenue of the Americas New York, New York 10104 (60)	Trustee	From November 2001 to present	Since 1998, Dean and a Professor of Law at Rutgers University School of Law; prior thereto, an Associate Dean for Academic Affairs at Northwestern University School of Law.	22	None

*	Affiliated with the portfolios’ investment manager and the co-distributors.
**	Each Trustee serves until his or her resignation or retirement.
***	The registered investment companies in the fund complex include EQ Advisors Trust, AXA Enterprise Funds Trust and the Trust.

Committees of the Board

The Trust has a standing Audit Committee consisting of all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustee(s)”). The Audit Committee’s function is to recommend to the Board an independent registered public accounting firm to conduct the annual audit of the Trust’s financial statements; review with the independent registered public accounting firm the outline, scope and results of this annual audit; and review the performance and fees charged by the independent registered public accounting firm for professional services. In addition, the Audit Committee meets with the independent registered public accounting firm and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held three (3) meetings during the fiscal year ended December 31, 2007.

The Trust has a Compliance, Nominating and Compensation Committee consisting of all of the Independent Trustees. The Compliance, Nominating and Compensation Committee’s function is to coordinate the Board’s oversight of the Chief Compliance Officer (“CCO”) in connection with his or her implementation of compliance policies and procedures that are reasonably designed to ensure compliance by the Trust and its primary service providers with applicable federal securities laws (“Compliance Program”); to provide oversight of the Trust’s CCO; nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Trustees. The Compliance,

Nominating and Compensation Committee will not consider shareholder nominees. The Compliance, Nominating and Compensation Committee held three (3) meetings during the fiscal year ended December 31, 2007.

The Trust has a Valuation Committee consisting of Alwi Chan, Brian Walsh, James Kelly and Armando Capasso and such other officers of the Trust and the Manager, as well as such officers of any sub-adviser to any portfolio as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided.

Compensation of Independent Trustees and Officers

Effective October 1, 2007, each Independent Trustee receives from the Trust an annual fee of $85,000, payable quarterly. In addition to the annual fee, each Independent Trustee will receive (i) an additional fee of $5,000 for each regularly-scheduled Board meeting attended, (ii) an additional fee of $2,000 for each special Board meeting attended; (iii) $1,000 for each Compliance, Nominating and Compensation Committee meeting attended; and (iv) $3,000 for each Audit Committee meeting attended, and, (v) reimbursement for expenses in attending in-person meetings. A supplemental retainer of $10,000 will be paid to the Chair of the Audit Committee and a retainer of $10,000 will be paid to the Chair of the Compliance, Nominating and Compensation Committee.

Prior to that time, each Independent Trustee received from the Trust an annual fee of $50,000, payable quarterly. In addition to the annual fee, each Independent Trustee received (i) an additional fee of $3,500 for each regularly-scheduled Board meeting attended, (ii) an additional fee of $1,500 for each special Board meeting attended; (iii) $250 for each Nominating and Compensation Committee meeting attended; and (iv) $1,250 for each Audit Committee meeting attended. Certain committee chairs may have received additional compensation. Trustees also received reimbursement from the Trust for expenses associated with attending Board or Committee meetings.

Trustee Compensation Table

for the Year Ended December 31, 2007*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees***
Steven M. Joenk**	None	None	None	None
Gerald C. Crotty	$86,750	None	None	$95,000
Barry Hamerling	$86,750	None	None	$95,000
Cynthia R. Plouché	$92,250	None	None	$101,000
Rayman L. Solomon	$90,750	None	None	$99,250

*

A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to twenty year period elected by such Trustee. Messrs. Hamerling and Solomon have elected to participate in the Trust’s deferred compensation plan. As of December 31, 2007, Messrs. Hamerling and Solomon had accrued $375,635 and $35,188, respectively (including interest) as deferred compensation from the Trust and AXA Enterprise Multimanager Funds Trust for which they also served as Trustees.

**	“Interested person” of the Trust (as that term is defined in the 1940 Act).

***	The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 35 funds of 2 trusts in the fund complex.

As of December 31, 2007, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, sub-advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, the Trustees of the Trust beneficially owned shares of the portfolios of the Trust or of portfolios overseen in the same family of investment companies, as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Trustee	Dollar Range of Equity Securities in the Portfolios*	Aggregate Dollar Range of Equity Securities in All Portfolios Overseen or to be Overseen by Trustee in Family of Investment Companies:
Steven M. Joenk

Aggressive Portfolio

Health Care Portfolio

High Yield Portfolio

International Equity Portfolio

Large Cap Core Equity Portfolio

Large Cap Growth Portfolio

Large Cap Value Portfolio

Mid Cap Growth Portfolio

Mid Cap Value Portfolio

Technology Portfolio

	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Gerald C. Crotty	$0	Over $100,000
Barry Hamerling	$0	Over $100,000
Cynthia R. Plouché	$0	Over $100,000
Rayman L. Solomon	$0	$10,001-$50,000

*	As of December 31, 2007

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable, AXA Advisors, LLC (“AXA Advisors”) or AXA Distributors, LLC (“AXA Distributors”). The Trust’s principal officers are:

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (49)	Trustee, Chairman, President and Chief Executive Officer	Trustee and Chairman from September 2004 to present; Chief Executive Officer from December 2002 to present; President from November 2001 to present	From July 1999 to present, Senior Vice President of AXA Financial; from September 2004 to present, President of AXA Financial’s Funds Management Group; since July 2004, Chairman and President of Enterprise Capital Management, Inc., Co-Chairman of Enterprise Fund Distributors, Inc. and a director of 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Brian E. Walsh 1290 Avenue of the Americas New York, NY (38)	Chief Financial Officer and Treasurer	From June 2007 to present	From December 2002 to May 2007 Vice President and Assistant Treasurer of the Trust; from November 2001 to May 2007, Assistant Treasurer of the Trust. From February 2003 to present, Vice President of AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President of AXA Financial and AXA Equitable.
Joseph J. Paolo 1290 Avenue of the Americas New York, NY (36)	Chief Compliance Officer and Anti-Money Laundering (“AML”) Compliance Officer	Chief Compliance Officer from May 2007 to present; AML Compliance Officer from December 2005 to present	From December 2005 to May 2007, Vice President of the Trust; from August 2005 to present, Vice President, AXA Financial and AXA Equitable and Deputy Chief Compliance Officer of AXA Financial’s Funds Management Group; from March 2004 to August 2005, Vice President of AXA Financial and AXA Equitable and Compliance Officer of AXA Financial’s Funds Management Group; from May 2002 to March 2004, Compliance director and Assistant Vice President of AXA Financial and AXA Equitable.
Patricia Louie, Esq. 1290 Avenue of the Americas, New York, New York 10104 (52)	Vice President and Secretary	From November 2001 to present	From May 2003 to present, Vice President and Associate General Counsel of AXA Financial and AXA Equitable; From July 1999 to May 2003, Vice President and Counsel of AXA Financial and AXA Equitable.
Alwi Chan 1290 Avenue of the Americas New York, NY (32)	Vice President	From June 2007 to present	From May 2007 to present, Vice President, AXA Financial and AXA Equitable; from November 2005 to May 2007, Assistant Vice President, AXA Financial and AXA Equitable; from December 2002 to November 2005, Senior Investment Analyst of AXA Equitable.
Mary E. Cantwell 1290 Avenue of the Americas, New York, New York 10104 (46)	Vice President	From November 2001 to present	From February 2001 to present, Vice President of AXA Financial; from July 2004 to present, a director of Enterprise Capital Management, Inc.
William T. MacGregor, Esq. 1290 Avenue of the Americas, New York, New York 10104 (32)	Vice President and Assistant Secretary	From June 2006 to present	From May 2006 to present, Counsel of AXA Equitable; from March 2005 to April 2006, Associate Attorney, Sidley Austin LLP; from September 2003 to February 2005, Contract Attorney, Prudential Financial, Inc.
Armando Capasso, Esq. 1290 Avenue of the Americas, New York, New York 10104 (33)	Vice President and Assistant Secretary	From December 2007 to present	From March 2005 to September 2007, Investment Management Associate, Drinker Biddle & Reath, LLP; from September 2004 to March 2005, Associate, Ballard Spahr Andrews & Ingersoll, LLP; and from September 2003 to August 2004, Judicial Law Clerk, Honorable Stanley R. Chesler, U.S. District Judge for the District of New Jersey.
James Kelly 1290 Avenue of the Americas New York, NY (38)	Controller	From June 2007 to present	From March 2006 to present, Assistant Vice President, AXA Financial and AXA Equitable; from July 2005 to February 2006, Assistant Treasurer, Lord Abbett & Co.; from July 2002 to June 2005, Director Prudential Investments.

Name, Address and Age	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Carla Price 1290 Avenue of the Americas New York, NY (30)	Assistant Controller	From December 2006 to present	From February 2004 to present, Assistant Vice President, AXA Financial and AXA Equitable; from January 2003 to February 2004, Mutual Fund Manager of AXA Financial and AXA Equitable; from October to January 2003, Senior Fund Administrator, AXA Financial and AXA Equitable.
David Shagawat 1290 Avenue of the Americas, New York, New York 10104 (33)	Assistant AML Compliance Officer	From December 2005 to present	From August 2005 to present, Associate Compliance Officer, AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002 to June 2004, Project Manager, AllianceBernstein L.P.
Judy Guhring 1290 Avenue of the Americas, New York, New York 10104 (36)	Assistant Secretary	From December 2005 to present	From August 2001 to present, Senior Legal Assistant of AXA Financial.

*	Each officer holds a similar position with other funds within the Trust complex.
**	Each officer is elected on an annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. AXA Equitable may be deemed to be a control person with respect to the Trust by virtue of its record ownership of more than 95% of the Trust’s shares as of February 29, 2008. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

As a “series” type of mutual fund, the Trust issues separate series of shares of beneficial interest with respect to each portfolio. Each portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer Contract owners the opportunity to instruct shareholders as to how shares allocable to Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements.

To the Trust’s knowledge, as of February 29, 2008, the following persons owned Contracts entitling such persons to give voting instructions regarding more than 5% of the outstanding shares of any portfolio:

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership
Multimanager Large Cap Growth Portfolio	AXA/Equitable Life Ins. Co. c/o Chryssa Kasparian Karr Barth Associates 40 Monument Road Bala Cynwyd, PA 19004	108,417	9.76%

Multimanager Large Cap Core Equity Portfolio	AXA/Equitable Life Ins. Co. c/o Chryssa Kasparian Karr Barth Associates 40 Monument Road Bala Cynwyd, PA 19004	53,108	12.91%

Portfolio	Contract Owner	Shares Beneficially Owned	Percentage of Ownership

Multimanager Large Cap Value Portfolio	AXA/Equitable Life Ins. Co. c/o Chryssa Kasparian Karr Barth Associates 40 Monument Road Bala Cynwyd, PA 19004	279,779	21.42%

Multimanager Mid Cap Growth Portfolio	AXA/Equitable Life Ins. Co. c/o Chryssa Kasparian Karr Barth Associates 40 Monument Road Bala Cynwyd, PA 19004	411,781	24.59%

Multimanager Mid Cap Value Portfolio	AXA/Equitable Life Ins. Co. c/o Chryssa Kasparian Karr Barth Associates 40 Monument Road Bala Cynwyd, PA 19004	534,710	33.93%

Multimanager Core Bond Portfolio	AXA/Equitable Life Ins. Co. c/o Chryssa Kasparian Karr Barth Associates 40 Monument Road Bala Cynwyd, PA 19004	146,245	7.12%

AXA Aggressive Allocation Portfolio	ING BK Exec Def Comp Rabbi TR DTD 1 c/o K B A TY Sharkey ING 40 Monument Drive Bala Cynwyd, PA 19004	419,817	7.72%

AXA Conservative Allocation Portfolio	Michael S. Pahuta 22 Barkelow Rd. Whitehouse Station, NJ 08880	64,893	6.39%

AXA Conservative-Plus Allocation Portfolio	Edward L. Wax 6949 SE Harbor Circle Stuart, FL 34996	82,021	7.46%

To the Trust’s knowledge, as of February 29, 2008, the following Allocation Portfolios owned shares in portfolios entitling such Allocation Portfolios of the Trust to give voting instructions regarding more than 5% of the outstanding shares of the following portfolios:

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Allocation Portfolio
AXA Conservative Allocation Portfolio

EQ/Evergreen International Bond Portfolio-Class A

EQ/PIMCO Real Return Portfolio-Class A

EQ/Short Duration Bond Portfolio-Class A

EQ/Long Term Bond Portfolio-Class A

EQ/JPMorgan Core Bond Portfolio-Class A

		5,783,837 5,928,279 24,655,269 7,223,900 2,859,348	9.37% 7.38% 11.22% 8.23% 5.42%

AXA Conservative-Plus Allocation Portfolio

EQ/Franklin Small Cap Value Portfolio-Class A

EQ/Evergreen International Bond Portfolio-Class A

EQ/PIMCO Real Return Portfolio-Class A

EQ/Short Duration Bond Portfolio-Class A

EQ/Long Term Bond Portfolio-Class A

EQ/JPMorgan Core Bond Portfolio-Class A

Multimanager High Yield Portfolio-Class A

		1,707,759 7,967,187 7,864,923 28,139,005 8,784,384 3,199,773 10,667,733	6.63% 12.91% 9.78% 12.80% 10.00% 6.07% 6.22%

AXA Moderate Allocation Portfolio

EQ/Marsico Focus Portfolio-Class A

EQ/Davis New York Venture Portfolio-Class A

Multimanager Large Cap Core Equity Portfolio-Class A

Multimanager Aggressive Equity Portfolio-Class A

EQ/BlackRock Basic Value Equity Portfolio-Class A

Multimanager Large Cap Value Portfolio-Class A

EQ/AllianceBernstein Value Portfolio-Class A

Multimanager Mid Cap Growth Portfolio-Class A

		32,051,819 10,429,653 18,282,674 11,380,745 60,381,549 34,310,763 33,218,673 15,733,003	28.47% 33.18% 24.34% 13.68% 34.90% 28.16% 12.65% 45.55%

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Allocation Portfolio

Multimanager Mid Cap Value Portfolio-Class A

EQ/GAMCO Small Company Value Portfolio-Class A

EQ/Franklin Small Cap Value Portfolio-Class A

Multimanager Small Cap Value Portfolio-Class A

Multimanager Small Cap Growth Portfolio-Class A

MarketPLUS International Core Portfolio-Class A

EQ/BlackRock International Value Portfolio-Class A

EQ/Van Kampen Emerging Markets Equity Portfolio-Class A

Multimanager International Equity Portfolio-Class A

EQ/Evergreen International Bond Portfolio-Class A

EQ/AllianceBernstein Quality Bond Portfolio-Class A

EQ/PIMCO Real Return Portfolio-Class A

EQ/Short Duration Bond Portfolio-Class A

EQ/Long Term Bond Portfolio-Class A

Multimanager Core Bond Portfolio-Class A

EQ/JPMorgan Core Bond Portfolio-Class A

Multimanager High Yield Portfolio-Class A

		22,893,601 4,868,790 5,874,103 8,158,043 4,307,657 18,733,326 14,139,792 15,511,939 39,651,811 46,174,527 83,383,398 32,972,039 83,943,220 28,409,884 92,099,622 13,607,068 83,699,131	38.09% 35.80% 22.79% 16.70% 28.46% 31.11% 18.31% 30.80% 28.92% 74.80% 59.40% 41.02% 38.20% 32.35% 45.87% 25.81% 48.82%

AXA Moderate-Plus Allocation Portfolio

EQ/Marsico Focus Portfolio-Class A

EQ/Davis New York Venture Portfolio-Class A

Multimanager Large Cap Core Equity Portfolio-Class A

Multimanager Aggressive Equity Portfolio-Class A

EQ/BlackRock Basic Value Equity Portfolio-Class A

		49,886,633 12,577,115 38,042,255 18,753,603 77,751,344	44.32% 40.01% 50.65% 22.54% 44.94%

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Allocation Portfolio

Multimanager Large Cap Value Portfolio-Class A

EQ/AllianceBernstein Value Portfolio-Class A

Multimanager Mid Cap Growth Portfolio-Class A

Multimanager Mid Cap Value Portfolio-Class A

EQ/GAMCO Small Company Value Portfolio-Class A

EQ/Franklin Small Cap Value Portfolio-Class A

Multimanager Small Cap Value Portfolio-Class A

Multimanager Small Cap Growth Portfolio-Class A

EQ/Small Company Index Portfolio-Class A

MarketPLUS International Core Portfolio-Class A

EQ/BlackRock International Value Portfolio-Class A

EQ/Van Kampen Emerging Markets Equity Portfolio-Class A

Multimanager International Equity Portfolio-Class A

EQ/AllianceBernstein Quality Bond Portfolio-Class A

EQ/PIMCO Real Return Portfolio-Class A

EQ/Short Duration Bond Portfolio-Class A

EQ/Long Term Bond Portfolio-Class A

Multimanager Core Bond Portfolio-Class A

EQ/JPMorgan Core Bond Portfolio-Class A

56,210,991

59,932,616

10,754,461

25,373,093

5,240,681

10,290,225

30,360,166

5,796,463

3,098,669

27,286,915

37,826,601

21,980,803

64,499,219

23,764,530

28,718,809

81,185,299

38,049,625

79,791,449

17,580,038

46.13% 22.83% 31.13% 42.21% 38.53% 39.93% 62.13% 38.30% 37.76% 45.31% 48.99% 43.65% 47.05% 16.93% 35.73% 36.94% 43.33% 39.74% 33.35%

AXA Aggressive Allocation Portfolio	EQ/Marsico Focus Portfolio-Class A EQ/Davis New York Venture Portfolio-Class A Multimanager Large Cap Core Equity Portfolio-Class A	20,109,636 5,244,934 13,516,444	17.86% 16.68% 18.00%

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Allocation Portfolio

Multimanager Aggressive Equity Portfolio-Class A

EQ/BlackRock Basic Value Equity Portfolio-Class A

Multimanager Large Cap Value Portfolio-Class A

EQ/AllianceBernstein Value Portfolio-Class A

Multimanager Mid Cap Growth Portfolio-Class A

Multimanager Mid Cap Value Portfolio-Class A

EQ/GAMCO Small Company Value Portfolio-Class A

EQ/Franklin Small Cap Value Portfolio-Class A

Multimanager Small Cap Value Portfolio-Class A

Multimanager Small Cap Growth Portfolio-Class A

MarketPLUS International Core Portfolio-Class A

EQ/BlackRock International Value Portfolio-Class A

EQ/Van Kampen Emerging Markets Equity Portfolio-Class A

Multimanager International Equity Portfolio-Class A

EQ/JPMorgan Core Bond Portfolio-Class A

		7,010,420 24,572,781 20,751,408 23,218,059 3,750,489 5,064,422 2,513,986 6,511,784 8,523,063 4,262,363 7,834,261 19,414,866 7,870,864 21,711,374 3,305,630	8.42% 14.20% 17.03% 8.84% 10.86% 8.43% 18.48% 25.27% 17.44% 28.17% 13.01% 25.15% 15.63% 15.84% 6.27%

Target Allocation 2015 Portfolio	EQ/International ETF Portfolio-Class A EQ/Bond Index Portfolio-Class A	284,654 454,824	24.02% 11.95%

Target Allocation 2025 Portfolio	EQ/International ETF Portfolio-Class A EQ/Bond Index Portfolio-Class A	337,423 326,390	28.48% 8.58%

Target Allocation 2035 Portfolio	EQ/International ETF Portfolio-Class A	226,547	19.12%

Target Allocation 2045 Portfolio	EQ/International ETF Portfolio-Class A	177,355	14.97%

As of February 29, 2008, the trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any class of any portfolio of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable, through FMG, currently serves as the investment manager for each portfolio. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into two separate investment management agreements with respect to the portfolios (each, a “Management Agreement” and together the “Management Agreements”).

The Management Agreement for the portfolios (other than the Allocation Portfolios and the Target Allocation Portfolios) obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each portfolio; (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters; (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement for the Allocation Portfolios and the Target Allocation Portfolios obligates the Manager to: (i) provide investment management and advisory services; (ii) render investment advice concerning the Underlying Portfolios in which to invest and the appropriate allocations for each of the Allocation Portfolios and the Target Allocation Portfolios; (iii) review brokerage matters; (iv) oversee the Trust’s compliance with various federal and state statutes; and (v) carry out the directives of the Board of Trustees. The Management Agreements require the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust’s business, and also to oversee the third-party service providers.

The continuance of each Management Agreement, with respect to each portfolio, after the first two years, must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the relevant Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. Each Management Agreement with respect to each portfolio may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such portfolio upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. Each Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each portfolio pays a fee to the Manager for the investment management and advisory services the Manager provides that portfolio. The Manager and the Trust have also entered into an expense limitation agreement with respect to certain portfolios (“Expense Limitation Agreement”), pursuant to which the Manager has agreed through April 30, 2009 (unless the Board of Trustees consents to an earlier revision or termination of these arrangements) to waive or limit its management, administration and other fees and to assume other expenses so that the total annual operating expenses (with certain exceptions as set forth in the Prospectuses) of the portfolio are limited to the extent described in the

Prospectuses. The management fees for each portfolio are set forth below. The management fees for certain portfolios are subject to certain voluntary reductions, as more fully described in the prospectuses. Those reductions are not reflected below.

(as a percentage of average daily net assets)

Portfolio	Management Fee
Conservative Allocation Portfolio	0.10%
Conservative-Plus Allocation Portfolio	0.10%
Moderate Allocation Portfolio	0.10%
Moderate-Plus Allocation Portfolio	0.10%
Aggressive Allocation Portfolio	0.10%
Target Allocation 2015 Portfolio	0.10%
Target Allocation 2025 Portfolio	0.10%
Target Allocation 2035 Portfolio	0.10%
Target Allocation 2045 Portfolio	0.10%

(as a percentage of average daily net assets)

Portfolio	First $750 Million	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
Aggressive Equity Portfolio	0.650%	0.600%	0.575%	0.550%	0.525%
Health Care Portfolio	1.200	1.150	1.125	1.100	1.075
International Equity Portfolio	1.050	1.000	0.975	0.950	0.925
Large Cap Core Equity Portfolio	0.900	0.850	0.825	0.800	0.775
Large Cap Growth Portfolio	0.900	0.850	0.825	0.800	0.775
Large Cap Value Portfolio	0.900	0.850	0.825	0.800	0.775
Mid Cap Growth Portfolio	1.100	1.050	1.025	1.000	0.975
Mid Cap Value Portfolio	1.100	1.050	1.025	1.000	0.975
Small Cap Growth Portfolio	1.050	1.000	0.975	0.950	0.925
Small Cap Value Portfolio	1.050	1.000	0.975	0.950	0.925
Technology Portfolio	1.200	1.150	1.125	1.100	1.075

	First $1.25 Billion	Next $1 Billion	Next $1 Billion	Next $2.5 Billion	Thereafter
Core Bond Portfolio	0.600%	0.575%	0.550%	0.525%	0.500%

	First $500 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
High Yield Portfolio	0.600%	0.575%	0.550%	0.530%	0.520%

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; Trustee expenses (including any special counsel to the Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the portfolios on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each portfolio or the nature of the services performed and relative applicability to each portfolio. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class B shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

The tables below show the fees paid by each portfolio (or its predecessor) to the Manager during the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007. The first column shows each fee without fee waivers, the second column shows the fees actually paid to the Manager after fee waivers and the third column shows the total amount of fees waived by the Manager and other expenses of each portfolio assumed by the Manager pursuant to the Expense Limitation Agreement. For the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, the Manager did not receive any reimbursement for the portfolios then comprising the Trust. The tables below do not show fees paid by each Target Allocation Portfolio to the Manager during the calendar years ended December 31, 2005 because the Target Allocation Portfolios did not commence operations until September 1, 2006. The table below includes fees paid to the Manager by the predecessors to the Small Cap Growth Portfolio and the Small Cap Value Portfolio during the calendar years ended December 31, 2005, 2006 and 2007.

FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Aggressive Equity Portfolio	$15,781,515	$15,781,515	$0
Core Bond Portfolio	$11,585,586	$10,035,938	$1,549,648
Health Care Portfolio	$3,608,101	$3,608,101	$0
High Yield Portfolio	$11,389,157	$11,389,157	$0
International Equity Portfolio	$7,487,806	$7,487,806	$0
Large Cap Core Equity Portfolio	$2,216,192	$2,079,974	$136,218
Large Cap Growth Portfolio	$3,226,940	$3,133,020	$93,920
Large Cap Value Portfolio	$4,636,339	$4,566,754	$69,585
Mid Cap Growth Portfolio	$8,889,209	$8,889,209	$0
Mid Cap Value Portfolio	$13,385,277	$13,385,277	$0
Technology Portfolio	$5,760,594	$5,760,594	$0
Conservative Portfolio	$176,887	$0	$390,859
Conservative-Plus Portfolio	$342,009	$0	$661,740
Moderate Portfolio	$5,915,298	$0	$9,769,041
Moderate-Plus Portfolio	$1,875,395	$0	$3,142,220
Aggressive Portfolio	$399,377	$0	$756,958
Small Cap Growth Portfolio*	$1,238,769	$1,149,847	$88,923
Small Cap Value Portfolio*	$10,819,871	$10,819,871	$0

*	Reflects fees paid to the Manager with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2006

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Aggressive Equity Portfolio	$14,862,453	$14,862,453	$0
Core Bond Portfolio	$13,965,520	$12,359,024	$1,606,496
Health Care Portfolio	$4,551,212	$4,551,212	$0
High Yield Portfolio	$10,675,246	$10,675,246	$0
International Equity Portfolio	$14,806,740	$14,806,740	$0
Large Cap Core Equity Portfolio	$5,761,915	$5,737,578	$24,337
Large Cap Growth Portfolio	$3,430,904	$3,367,896	$63,008
Large Cap Value Portfolio	$11,058,324	$11,058,324	$0

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Mid Cap Growth Portfolio	$8,222,027	$8,222,027	$0
Mid Cap Value Portfolio	$9,643,681	$9,643,681	$0
Technology Portfolio	$6,523,699	$6,523,699	$0
Conservative Portfolio	$285,378	$0	$618,709
Conservative-Plus Portfolio	$649,723	$0	$1,196,229
Moderate Portfolio	$7,153,824	$0	$11,899,559
Moderate-Plus Portfolio	$4,617,219	$0	$7,678,378
Aggressive Portfolio	$1,046,033	$0	$1,843,837
Target 2015 Allocation Portfolio	$532	$0	$40,611
Target 2025 Allocation Portfolio	$577	$0	$40,627
Target 2035 Allocation Portfolio	$437	$0	$40,740
Target 2045 Allocation Portfolio	$397	$0	$40,673
Small Cap Growth Portfolio*	$2,570,688	$2,351,796	$218,892
Small Cap Value Portfolio*	$12,985,456	$12,985,456	$0

*	Reflects fees paid to the Manager with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2007

Portfolio	Management Fee	Management Fee Paid to Manager After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed by Manager
Aggressive Equity Portfolio	$16,668,596	$16,668,596	$0
Core Bond Portfolio	$16,589,030	$15,153,483	$1,435,547
Health Care Portfolio	$5,006,349	$5,006,349	$0
High Yield Portfolio	$11,387,266	$11,387,266	$0
International Equity Portfolio	$26,660,316	$26,660,316	$0
Large Cap Core Equity Portfolio	$8,449,991	$8,449,991	$0
Large Cap Growth Portfolio	$3,582,984	$3,509,409	$73,575
Large Cap Value Portfolio	$15,905,797	$15,905,797	$0
Mid Cap Growth Portfolio	$8,736,638	$8,736,638	$0
Mid Cap Value Portfolio	$12,024,273	$12,024,273	$0
Technology Portfolio	$7,045,953	$7,045,953	$0
Conservative Portfolio	$473,126	$0	$1,007,400
Conservative-Plus Portfolio	$987,215	$0	$1,828,927
Moderate Portfolio	$8,736,836	$0	$14,811,005
Moderate-Plus Portfolio	$8,825,284	$0	$14,795,509
Aggressive Portfolio	$2,391,730	$0	$4,142,198
Target 2015 Allocation Portfolio	$7,702	$0	$108,122
Target 2025 Allocation Portfolio	$9,976	$0	$106,806
Target 2035 Allocation Portfolio	$5,603	$0	$113,404
Target 2045 Allocation Portfolio	$4,010	$0	$100,020
Small Cap Growth Portfolio*	$3,670,093	$3,430,159	$239,934
Small Cap Value Portfolio*	$17,302,802	$16,836,622	$466,180

*	Includes fees paid to the Manager with respect to the predecessor portfolio.

The Sub-advisers

The Manager has entered into sub-advisory agreements (“Subadvisory Agreements”) on behalf of each portfolio (except the Allocation Portfolios and the Target Allocation Portfolios) described in this SAI with the investment sub-advisers identified in the Prospectus (each a “Sub-adviser,” and together the “Sub-advisers”). The Sub-advisory Agreements obligate the sub-advisers to: (i) make investment decisions on behalf of their respective portfolios, (ii) place all orders for the purchase and sale of investments for their respective portfolios with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith.

As discussed in the Prospectus, a discussion of the basis of the decision by the Trust’s Board of Trustees to approve the Advisory Agreements with the Sub-advisers for certain Portfolios is available in the Trust’s Annual or Semi-Annual Report to Shareholders.

For the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, the Manager paid the following fees to the Sub-adviser(s) with respect to the portfolios listed below pursuant to the Subadvisory Agreement. The tables below includes the fees paid to the Sub-advisers by the predecessors to the Small Cap Growth Portfolio and the Small Cap Value Portfolio during the fiscal years ended December 31, 2005, 2006 and 2007.

FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Sub Advisory Fee Paid
Aggressive Equity Portfolio	$8,062,480
Core Bond Portfolio	$3,942,089
Health Care Portfolio	$1,868,324
High Yield Portfolio	$5,639,111
International Equity Portfolio	$3,300,632
Large Cap Core Equity Portfolio	$949,569
Large Cap Growth Portfolio	$1,338,963
Large Cap Value Portfolio	$1,898,973
Mid Cap Growth Portfolio	$4,161,696
Mid Cap Value Portfolio	$5,971,093
Small Cap Growth Portfolio*	$669,158
Small Cap Value Portfolio*	$6,883,303
Technology Portfolio	$2,910,484

*	Reflects fees paid to the Sub-advisers with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2006

Portfolio	Sub Advisory Fee Paid
Aggressive Equity Portfolio	$8,022,331
Core Bond Portfolio	$4,668,945
Health Care Portfolio	$2,300,047
High Yield Portfolio	$5,970,242
International Equity Portfolio	$6,445,646
Large Cap Core Equity Portfolio	$2,409,435
Large Cap Growth Portfolio	$1,396,728
Large Cap Value Portfolio	$4,329,499
Mid Cap Growth Portfolio	$3,833,199
Mid Cap Value Portfolio	$4,385,832
Small Cap Growth Portfolio*	$1,335,689
Small Cap Value Portfolio*	$8,314,227
Technology Portfolio	$3,242,023

*	Reflects fees paid to the Sub-advisers with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2007

Portfolio	Sub Advisory Fee Paid
Aggressive Equity Portfolio	$9,268,334
Core Bond Portfolio	$5,526,317
Health Care Portfolio	$2,514,450
High Yield Portfolio	$6,431,183
International Equity Portfolio	$11,690,139
Large Cap Core Equity Portfolio	$3,498,907
Large Cap Growth Portfolio	$1,633,255
Large Cap Value Portfolio	$6,190,861
Mid Cap Growth Portfolio	$4,033,295
Mid Cap Value Portfolio	$5,353,662
Small Cap Growth Portfolio*	$1,899,849
Small Cap Value Portfolio*	$9,246,210
Technology Portfolio	$3,496,491

*	Includes fees paid to the Sub-advisers with respect to the predecessor portfolio.

The Manager recommends sub-advisers for each portfolio listed above (other than the Allocation Portfolios and the Target Allocation Portfolios) to the Trustees based upon its continuing quantitative and qualitative evaluation of each Sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the portfolios (other than the Allocation Portfolios and the Target Allocation Portfolios) are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing portfolios, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would normally cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Adviser”), such as AllianceBernstein L.P. or AXA Rosenberg Investment Management LLC, unless the sub advisory agreement with the Affiliated Adviser, including compensation payable thereunder, is approved by the affected portfolio’s shareholders, including, in instances in which the sub advisory agreement pertains to a newly formed portfolio, the portfolio’s initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a portfolio would continue to have the right to terminate such agreements for the portfolio at any time by a vote of a majority of outstanding voting securities of the portfolio. The Manager may be subject to certain potential conflicts of interest in connection with recommending the appointment and continued service of Advisers. As noted above, the Manager is affiliated with certain Advisers, including AllianceBernstein, L.P. and AXA Rosenberg Investment Management LLC, and therefore the Manager will benefit not only from the net management fee the Manager retains, but also from the advisory fees paid by the Manager to the affiliated Adviser. Since the Manager pays fees to the Advisers from the management fees that it earns from the Portfolios, any increase or decrease in the advisory fees negotiated with proposed or current Advisers will result in a corresponding decrease or increase, respectively, in the amount of the management fee retained by the Manager. The Manager or its affiliates also have distribution relationships with certain Advisers or their affiliates under which the Advisers or their affiliates distribute or support the distribution of investment products issued or sold by the Manager or its affiliates (including those in which the Trust’s portfolios serve as investment options), which could financially benefit the Manager and its affiliates or provide an incentive to the Manager in selecting one Adviser over another. When recommending the appointment or continued service of an

Adviser, consistent with its fiduciary duties, the Manager relies primarily on the qualitative and quantitative factors described in detail in the Prospectus. In addition, the appointment of each Adviser is subject to approval of the Trust’s Board of Trustees, including a majority of the Trust’s Independent Trustees.

When a portfolio has more than one sub-adviser, the assets of each portfolio are allocated by the Manager among the sub-advisers selected for the portfolio. Each Sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each portfolio’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any portfolio except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a portfolio and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act.

Personal Trading Policies.    The Trust, the Manager and the Co-distributors each have adopted a code of ethics pursuant to rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a portfolio but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under rule 17j-1. Such codes of ethics may permit personnel covered by the rule to invest in securities that may be purchased or held by the portfolio for which the Sub-adviser serves as a sub-adviser.

The Administrator

Pursuant to an administrative agreement (“Mutual Funds Services Agreement”), AXA Equitable (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectuses. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, with respect to all portfolios except the Allocation Portfolios and the Target Allocation Portfolios, the Trust pays AXA Equitable a fee at an annual rate of 0.15% of the Trust’s total average net assets (excluding the Allocation Portfolios and the Target Allocation Portfolios) up to and including $15 billion; 0.14% of the Trust’s total average net assets in excess of $15 billion and up to and including $30 billion; and 0.125% of total Trust assets in excess of $30 billion, plus $35,000 per portfolio and an additional $35,000 for each portion of a portfolio for which separate administrative services are provided (e.g. portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style). Effective on August 1, 2007, AXA Equitable has agreed voluntarily to waive a portion of its administration fee with respect to each portfolio, except the Allocation Portfolios and Target Portfolios, to reflect the following reduced rate: 0.15% of the Trust’s total average net assets (excluding the Allocation Portfolios and the Target Allocation Portfolios) up to and including $15 billion; 0.125% of the Trust’s total average net assets in excess of $15 billion and up to an including $30 billion; and 0.10% of total Trust assets in excess of $30 billion, plus $35,000 per portfolio and an additional $35,000 for each portion of a portfolio for which separate administrative services are provided (e.g., portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style). With respect to the Allocation Portfolios and Target Allocation Portfolios, the Manager receives a fee at an annual rate of 0.15% of each portfolio’s total average daily net assets (excluding the assets of the Multimanager Portfolios) plus $35,000 per portfolio. Pursuant to a sub-administration arrangement, AXA Equitable has contracted with J. P. Morgan Investors Services Co. (“Sub-administrator”) to provide the Trust with certain administrative services, including monitoring of portfolio compliance and portfolio accounting services.

For the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, the Trust, with respect to each portfolio, paid the following fees for administrative services. The tables below include the fees paid for administrative services by the predecessors to the Small Cap Growth Portfolio and the Small Cap Value Portfolio during the fiscal years ended December 31, 2005, 2006 and 2007.

FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Administration Fee
Aggressive Equity Portfolio	$4,061,886
Core Bond Portfolio	$3,055,870
Health Care Portfolio	$594,500
High Yield Portfolio	$3,093,253
International Equity Portfolio	$1,217,476
Large Cap Core Equity Portfolio	$511,367
Large Cap Growth Portfolio	$681,977
Large Cap Value Portfolio	$918,179
Mid Cap Growth Portfolio	$1,362,681
Mid Cap Value Portfolio	$1,999,543
Technology Portfolio	$867,075
Conservative Portfolio	$302,178
Conservative-Plus Portfolio	$551,296
Moderate Portfolio	$8,970,632
Moderate-Plus Portfolio	$2,860,984
Aggressive Portfolio	$637,221
Small Cap Growth Portfolio*	$63,590
Small Cap Value Portfolio*	$406,025

*	Reflects fees paid for administrative services with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2006

Portfolio	Administration Fee
Aggressive Equity Portfolio	$3,816,200
Core Bond Portfolio	$3,679,584
Health Care Portfolio	$713,503
High Yield Portfolio	$2,882,027
International Equity Portfolio	$2,300,837
Large Cap Core Equity Portfolio	$1,108,323
Large Cap Growth Portfolio	$716,019
Large Cap Value Portfolio	$2,017,785
Mid Cap Growth Portfolio	$1,269,088
Mid Cap Value Portfolio	$1,463,850
Technology Portfolio	$963,064
Conservative Portfolio	$466,673
Conservative-Plus Portfolio	$1,018,096
Moderate Portfolio	$10,877,966
Moderate-Plus Portfolio	$7,020,013
Aggressive Portfolio	$1,616,169
Small Cap Growth Portfolio*	$247,820
Small Cap Value Portfolio*	$1,674,792
Target 2015 Allocation Portfolio	$12,998
Target 2025 Allocation Portfolio	$13,065
Target 2035 Allocation Portfolio	$12,856
Target 2045 Allocation Portfolio	$12,795

*	Reflects fees paid for administrative services with respect to the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2007

Portfolio	Administration Fee
Aggressive Equity Portfolio	$4,212,173
Core Bond Portfolio	$4,299,589
Health Care Portfolio	$755,053
High Yield Portfolio	$3,022,205
International Equity Portfolio	$4,026,663
Large Cap Core Equity Portfolio	$1,532,161
Large Cap Growth Portfolio	$726,942
Large Cap Value Portfolio	$2,823,000
Mid Cap Growth Portfolio	$1,312,665
Mid Cap Value Portfolio	$1,765,562
Technology Portfolio	$1,004,142
Conservative Portfolio	$744,698
Conservative-Plus Portfolio	$1,515,840
Moderate Portfolio	$13,140,413
Moderate-Plus Portfolio	$13,273,088
Aggressive Portfolio	$3,622,638
Small Cap Growth Portfolio*	$660,033
Small Cap Value Portfolio*	$2,953,864
Target 2015 Allocation Portfolio	$46,552
Target 2025 Allocation Portfolio	$49,964
Target 2035 Allocation Portfolio	$43,404
Target 2045 Allocation Portfolio	$41,014

*	Includes fees paid for administrative services with respect to the predecessor portfolio.

The Co-distributors

The Trust has distribution agreements with AXA Advisors and AXA Distributors (each also referred to as a “Distributor,” and together “Co-distributors”) in which AXA Advisors and AXA Distributors serve as the Co-distributors for each class of the Trust’s shares. AXA Advisors and AXA Distributors are each an indirect wholly owned subsidiary of AXA Equitable and the address for each is 1290 Avenue of the Americas, New York, New York 10104.

The Trust’s distribution agreements with respect to Class A and Class B shares of the portfolios (“Distribution Agreements”) have been approved by the Trust’s Board of Trustees including a majority of the Independent Trustees (as defined below), with respect to each portfolio. The Distribution Agreements will remain in effect from year to year provided each Distribution Agreement’s continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” of any such party (as defined in the 1940 Act) “Independent Trustees” of the Trust and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to the Class B shares of the portfolios (“Class B Distribution Plan”). Under the “Class B Distribution Plan”, each portfolio is authorized, on behalf of the Class B shares to pay an annual distribution fee of up to 0.50% of their average daily net assets. However, under the Distribution Agreements, payments to the Co-distributors under the Plan are limited to an annual rate equal to 0.25% of the average daily net assets of a portfolio attributable to its Class B shares. There is no distribution plan with respect to Class A shares and the portfolios pay no service or distribution fees with respect to those shares.

The Board of Trustees considered various factors in connection with its decision as to whether to reapprove the “Class B Distribution Plan”, including: (i) the nature and causes of the circumstances which make the “Class B Distribution Plan” necessary and appropriate; (ii) the way in which the “Class B Distribution Plan” addresses those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plan to any other person relative to those of the Trust; (v) the effect of the “Class B Distribution Plan” on existing Contract owners; (vi) the merits of possible alternative plans or pricing structures; (vii) the relationship of the “Class B Distribution Plan” to other distribution efforts of the Trust; and (viii) the competitive conditions in the variable products industry. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current Contract holders to make additional investments in the portfolios and attracting new investors and assets to the portfolios to the benefit of the portfolios and their respective Contract holders, (2) facilitate distribution of the portfolios’ shares and (3) maintain the competitive position of the portfolios in relation to other portfolios that have implemented or are seeking to implement similar distribution arrangements.

Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust’s Board of Trustees, including the Independent Trustees, who have no direct or indirect financial interest in the operation of the Class B Distribution Plan or any related agreement, unanimously determined, in the exercise of its business judgment, that the Class B Distribution Plan is reasonably likely to benefit the Trust and the shareholders of the portfolios and, as such, the Trustees, including the Independent Trustees, approved the plan and its continuance.

Pursuant to the Class B Distribution Plan, the Trust compensates the Co-distributors from assets attributable to the Class B shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. Generally, the 12b-1 fees are paid to the Co-distributors on a monthly basis. A portion of the amounts received by the Co-distributors will be used to defray various costs incurred or paid by the Co-distributors in connection with the printing and mailing of Trust prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B shares. The Co-distributors may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class B shares.

The Class B Distribution Plan is of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Co-distributors. The Trustees, however, take into account such expenditures for purposes of reviewing operations under the Class B Distribution Plan and in connection with their annual consideration of the Plan’s renewal. The Co-distributors expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to Class B shares of the Trust; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class B shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of Class B shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and the portfolios, including the performance of the portfolios; (v) training sales personnel regarding the Class B shares of the Trust; and (vi) financing any other activity that the Co-distributors determine is primarily intended to result in the sale of Class B shares.

AXA Equitable and the Co-distributors may use their respective past profits or other resources to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit Contract owners, including payments of significant amounts made to intermediaries that provide those services. These services may include sales personnel training, prospectus review, marketing, and related services. The Distributors also may receive payments from the Advisers of the Portfolios and/or their affiliates to help defray expenses for sales meetings, seminar sponsorships and similar expenses that may relate to the contracts and/or the Advisers’ respective Portfolios.

The Co-distributors pay all fees and expenses in connection with their respective qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, each Distributor offers shares of each portfolio on a continuous basis to the separate accounts of insurance companies offering the Contracts in all states in which the portfolio or the Trust may from time to time be registered or where permitted by applicable law. Each Distribution Agreement provides that the Co-distributors shall accept orders for shares at net asset value without sales commissions or loads being charged. The Co-distributors have made no firm commitment to acquire shares of any portfolio.

The Class B Distribution Plan and any Rule 12b-1 related agreement that is entered into by the Trust or the Co-distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees, with no direct or indirect financial interest in the operation of the Plan or any 12b-1 related agreements. In addition, the annual continuance of the Distribution Agreements must be approved by the Trust’s Board of Trustees or a majority of outstanding voting securities, and by a majority of Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on the Distribution Agreement. In addition, the Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding Class B shares of the portfolio or by vote of a majority of the Independent Trustees. The Plan also provides that it may not be amended to increase materially the amount (above 0.50% of average daily net assets annually) that may be spent for distribution of Class B shares of any portfolio without the approval of the Class B shareholders of that portfolio.

The table below shows the fees paid to the Co-distributors by the predecessors to the Small Cap Growth Portfolio and the Small Cap Value Portfolio during the fiscal year ended December 31, 2007. The table below shows the amounts paid by each portfolio to the Co-distributors pursuant to the Distribution Plan for the fiscal year ended December 31, 2007. For this period, the Co-distributors’ actual expenditures exceeded the amounts received from the portfolios.

FISCAL YEAR ENDED DECEMBER 31, 2007

Portfolio	Distribution Fee Paid to AXA Advisors	Distribution Fee Paid to AXA Distributors	Total Distribution Fees
Aggressive Equity Portfolio	$318,534	$315,978	$634,512
Core Bond Portfolio	$769,300	$1,304,778	$2,074,078
Health Care Portfolio	$346,347	$652,385	$998,731
High Yield Portfolio	$764,472	$1,984,309	$2,748,782
International Equity Portfolio	$783,999	$1,331,974	$2,115,973
Large Cap Core Equity Portfolio	$180,257	$356,264	$536,521
Large Cap Growth Portfolio	$287,362	$650,484	$937,847
Large Cap Value Portfolio	$506,520	$1,315,029	$1,821,548
Mid Cap Growth Portfolio	$551,384	$845,641	$1,397,025
Mid Cap Value Portfolio	$645,321	$878,961	$1,524,282
Technology Portfolio	$756,241	$635,062	$1,391,303
Conservative Portfolio	$372,282	$791,830	$1,164,112
Conservative-Plus Portfolio	$778,823	$1,668,881	$2,447,704
Moderate Portfolio	$2,692,554	$11,278,856	$13,971,411
Moderate-Plus Portfolio	$4,568,257	$17,121,452	$21,689,708
Aggressive Portfolio	$1,215,784	$4,571,120	$5,786,904
Target 2015 Allocation Portfolio	$17,835	$0	$17,835
Target 2025 Allocation Portfolio	$23,507	$0	$23,507
Target 2035 Allocation Portfolio	$12,560	$0	$12,560
Target 2045 Allocation Portfolio	$8,562	$0	$8,562
Small Cap Growth Portfolio*	$424,632	$463,029	$887,661
Small Cap Value Portfolio*	$1,085,847	$1,936,638	$3,022,486

*	Includes fees paid to the Co-distributors with respect to the predecessor portfolio.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The portfolios are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the portfolios, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the portfolios may invest may be discounted for certain large domestic and foreign investors such as the portfolios. A number of foreign banks and brokers will be used for execution of each portfolio’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees review the levels of Directed Brokerage for each portfolio on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a portfolio in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the portfolio. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the portfolio, Sub- adviser’s other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, confidentiality, promptness, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the portfolios’ brokerage commissions may not benefit the portfolios, while research services paid for with the brokerage commissions of other clients may benefit the portfolios. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-advisers’ expenses in managing the portfolios.

The tables below include the amount paid in brokerage commissions by the predecessors to the Small Cap Growth Portfolio and the Small Cap Value Portfolio during the fiscal years ended December 31, 2005, 2006 and 2007. For the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, each portfolio paid the amount indicated in brokerage commissions:

FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Brokerage Commissions Paid†
Aggressive Equity Portfolio	$6,281,296
Core Bond Portfolio	$97,608
Health Care Portfolio	$812,995
High Yield Portfolio	$116,265
International Equity Portfolio	$1,477,509
Large Cap Core Equity Portfolio	$360,109
Large Cap Growth Portfolio	$301,797
Large Cap Value Portfolio	$1,009,741
Mid Cap Growth Portfolio	$1,915,474
Mid Cap Value Portfolio	$2,291,578
Technology Portfolio	$1,966,061
Conservative Portfolio	$0
Conservative-Plus Portfolio	$0
Moderate Portfolio	$0
Moderate-Plus Portfolio	$0
Aggressive Portfolio	$0
Small Cap Growth Portfolio*	$916,185
Small Cap Value Portfolio*	$4,846,112

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

*	Reflects amounts paid in brokerage commissions by the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2006

Portfolio	Brokerage Commissions Paid†
Aggressive Equity Portfolio	$4,872,669
Core Bond Portfolio	$166,913
Health Care Portfolio	$1,400,228
High Yield Portfolio	$24,456
International Equity Portfolio	$2,511,103
Large Cap Core Equity Portfolio	$662,493
Large Cap Growth Portfolio	$331,389
Large Cap Value Portfolio	$1,678,541
Mid Cap Growth Portfolio	$1,455,386
Mid Cap Value Portfolio	$1,298,775
Technology Portfolio	$2,178,757
Conservative Portfolio	$0
Conservative-Plus Portfolio	$0
Moderate Portfolio	$0
Moderate-Plus Portfolio	$0
Aggressive Portfolio	$0
Target 2015 Allocation Portfolio*	$0
Target 2025 Allocation Portfolio*	$0
Target 2035 Allocation Portfolio*	$0
Target 2045 Allocation Portfolio*	$0
Small Cap Growth Portfolio**	$831,702
Small Cap Value Portfolio**	$5,808,530

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

*	No brokerage commissions were paid by the Target Allocation Portfolios prior to their commencement of operations on September 7, 2006.

**	Reflects amounts paid in brokerage commissions by the predecessor portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2007

Portfolio	Brokerage Commissions Paid†
Aggressive Equity Portfolio	$2,772,507
Core Bond Portfolio	$475,569
Health Care Portfolio	$956,126
High Yield Portfolio	$15,881
International Equity Portfolio	$3,098,372
Large Cap Core Equity Portfolio	$720,286
Large Cap Growth Portfolio	$568,384
Large Cap Value Portfolio	$2,516,771
Mid Cap Growth Portfolio	$1,325,748
Mid Cap Value Portfolio	$1,487,049
Technology Portfolio	$1,531,973
Conservative Portfolio	$0
Conservative-Plus Portfolio	$0
Moderate Portfolio	$0
Moderate-Plus Portfolio	$0
Aggressive Portfolio	$0

Portfolio	Brokerage Commissions Paid†
Target 2015 Allocation Portfolio	$0
Target 2025 Allocation Portfolio	$0
Target 2035 Allocation Portfolio	$0
Target 2045 Allocation Portfolio	$0
Small Cap Growth Portfolio*	$1,713,278
Small Cap Value Portfolio*	$4,035,075

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

*	Includes amounts paid in brokerage commissions by the predecessor portfolio.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., LLC or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust relies on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same portfolio. The Trust has adopted procedures, prescribed by the 1940 Act and the rules thereunder, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a portfolio for which that Sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

For the fiscal years ended December 31, 2005, December 31, 2006 and December 31, 2007, the following portfolios paid the amounts indicated to the affiliated broker-dealers of the Manager or Co-distributors or affiliates of the Sub-advisers to each portfolio.

FISCAL YEAR ENDED DECEMBER 31, 2005

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)

Aggressive Equity Portfolio	Legg Mason Wood-Walker	$3,876	0.06%	0.02%

	Bernstein	$78,358	1.25%	0.36%

	Bank of America	$644	0.01%	0.00%

Health Care Portfolio	Bernstein	$46	0.01%	0.00%

Large Cap Core Equity Portfolio	Bernstein	$27,876	7.74%	0.99%

Large Cap Value Portfolio	Bernstein	$38,035	3.77%	1.09%

Mid Cap Growth Portfolio	Bernstein	$553	0.03%	0.01%

Mid Cap Value Portfolio	Bernstein	$2,082	0.09%	0.09%

Technology Portfolio	Bernstein	$1,825	0.09%	0.09%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

FISCAL YEAR ENDED DECEMBER 31, 2006

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)

Aggressive Portfolio	Bernstein	$66,238	1.36%	0.66%

Health Care Portfolio	Bernstein	$599	0.04%	0.02%

Large Cap Core Equity Portfolio	Bernstein	$5,966	0.90%	0.09%

Large Cap Growth Portfolio	Bernstein	$112	0.03%	0.01%

Large Cap Value Portfolio	Bernstein	$47,655	2.84%	0.98%

Mid Cap Growth Portfolio	Bernstein	$1,961	0.13%	0.03%

Mid Cap Value Portfolio	Williams Capital Group*	$1,210	0.09%	0.04%

	Bernstein	$208	0.02%	0.02%

Technology Portfolio	Bernstein	$743	0.03%	0.04%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

*	As of June 2006, Williams Capital Group (“WCG”) became an affiliate of the Manager as a result of Cynthia R. Plouché’s service to WCG as a portfolio manager.

FISCAL YEAR ENDED DECEMBER 31, 2007

Portfolio	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid†	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Aggressive Portfolio	Bernstein	$10,060	0.36%	0.04%
Health Care Portfolio	Bernstein	$4,354	0.46%	0.13%
International Equity Portfolio	Exane	$404	0.01%	0.00%
Large Cap Growth Portfolio	Cowen & Co.	$304	0.05%	0.04%
	Bernstein	$1,813	0.32%	0.28%
Large Cap Value Portfolio	Bernstein	$27,242	1.08%	0.50%
Mid Cap Growth Portfolio	Bernstein	$712	0.05%	0.00%
Mid Cap Value Portfolio	Cowen & Co.	$3,296	0.22%	0.11%
	Williams Capital Group*	$3,663	0.25%	0.20%
	Bernstein	$4,687	0.32%	0.12%
Small Cap Growth Portfolio	Raymond James & Associates Inc	$1,406	0.08%	0.08%
	Bernstein	$7,416	0.43%	0.63%
Technology Portfolio	BNP Paribas	$1,231	0.08%	0.02%
	Bernstein	$1,230	0.08%	0.15%

†	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

*	As of June 2006, WCG became an affiliate of the Manager as a result of Cynthia R. Plouché’s service to WCG as a portfolio manager.

Brokerage Transactions Relating to Research Services

For the fiscal year ended December 31, 2007, the portfolios directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the portfolios paid the brokerage commissions indicated:

Portfolio	Related Brokerage Commissions Paid	Amount of Portfolio Transactions
Aggressive Equity Portfolio	$772,230.88	$1,196,060,828.84
Core Bond Portfolio	$—	$—
Health Care Portfolio	$396,482.88	$490,658,555.84
High Yield Portfolio	$—	$—
International Equity Portfolio	$577,703.16	$1,835,571,262.53
Large Cap Core Equity Portfolio	$84,059.97	$297,377,671.37
Large Cap Growth Portfolio	$104,411.82	$242,296,801.71
Large Cap Value Portfolio	$520,630.48	$657,475,510.69
Mid Cap Growth Portfolio	$278,479.88	$351,173,091.26
Mid Cap Value Portfolio	$419,621.23	$446,192,658.74
Technology Portfolio	$270,500.17	$525,515,172.77
Small Cap Growth Portfolio	$3,426,413.00	$2,204,564,240.00
Small Cap Value Portfolio	$41,470.76	$21,612,244.89

Investments in Regular Broker-Dealers

As of December 31, 2007, the portfolios owned securities issued by their regular brokers or dealers (or by their parents) as follows:

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
Aggressive Portfolio	JPMorgan Chase & Co.	D	$5,245

Aggressive Equity Portfolio	Barclays PLC	D	$4,232
	Citigroup Global Markets, Inc.	D	$9,042
	Credit Suisse Group	D	$74,996
	Deutsche Bank AG	D	$1,693
	Goldman Sachs & Co.	E	$30,481
	Goldman Sachs & Co.	D	$8,125
	JPMorgan Chase & Co.	D	$42,553
	Lehman Brothers, Inc.	E	$31,084
	Lehman Brothers, Inc.	D	$4,824
	Merrill Lynch & Co., Inc.	E	$22,837
	Morgan Stanley	D	$21,606

Conservative-Plus Portfolio	JPMorgan Chase & Co.	D	$1,747

Core Bond Portfolio	Bank of America Corp.	D	$60,845
	Bank of New York Co., Inc.	D	$3,149
	Barclays PLC	D	$8,643
	Bear Stearns & Co., Inc.	D	$47,890
	Citigroup, Inc.	D	$109,813
	Credit Suisse Group	D	$62,708
	Deutsche Bank AG	D	$340
	Goldman Sachs & Co.	D	$59,409
	JPMorgan Chase & Co.	D	$125,655
	Lehman Brothers, Inc.	D	$64,615
	Merrill Lynch & Co.	D	$26,151
	Morgan Stanley & Co., Inc.	D	$68,989
	UBS AG	D	$20,050

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
Health Care Portfolio	Barclays Bank PLC	D	$865
	Citigroup, Inc.	D	$1,848
	Credit Suisse Group	D	$15,328
	Deutsche Bank AG	D	$346
	Goldman Sachs & Co.	D	$1,661
	JPMorgan Chase & Co.	D	$27,167
	Lehman Brothers, Inc.	D	$986
	Morgan Stanley & Co. Inc.	D	$4,416

High Yield Portfolio	Barclays PLC	D	$11,199
	Citigroup, Inc.	D	$10,592
	Credit Suisse Group	D	$72,907
	Deutsche Bank AG	D	$3,167
	Goldman Sachs & Co.	D	$13,484
	JPMorgan Chase & Co.	D	$46,236
	Lehman Brothers, Inc.	D	$8,839
	Morgan Stanley & Co., Inc.	D	$23,391
	UBS AG	D	$29,183

International Equity Portfolio	Barclays PLC	E	$24,082
	Barclays PLC	D	$3,155
	Citigroup, Inc.	D	$6,742
	Credit Suisse Group	E	$30,524
	Credit Suisse Group	D	$55,917
	Deutsche Bank AG	E	$13,633
	Deutsche Bank AG	D	$1,262
	Goldman Sachs & Co.	D	$6,058
	JPMorgan Chase & Co.	D	$88,370
	Lehman Brothers, Inc.	D	$3,597
	Morgan Stanley & Co., Inc.	D	$16,109
	UBS AG	E	$16,116

Large Cap Core Equity Portfolio	Bank of America	E	$5,182
	Barclays PLC	D	$967
	Citigroup, Inc.	E	$966
	Citigroup, Inc.	D	$2,066
	Credit Suisse Group	D	$17,134
	Deutsche Bank AG	E	$1,385
	Deutsche Bank AG	D	$387
	Goldman Sachs & Co.	E	$16,962
	Goldman Sachs & Co.	D	$1,856
	JPMorgan Chase & Co.	E	$5,325
	JPMorgan Chase & Co.	D	$61,966
	Lehman Brothers, Inc.	D	$1,102
	Merrill Lynch & Co., Inc.	E	$1,734
	Morgan Stanley & Co., Inc.	E	$3,075
	Morgan Stanley & Co., Inc.	D	$4,936
	UBS AG	E	$9,950

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
Large Cap Growth Portfolio	Barclays PLC	D	$243
	Citigroup, Inc.	D	$518
	Credit Suisse Group	D	$4,298
	Deutsche Bank AG	D	$97
	Goldman Sachs & Co.	E	$2,133
	Goldman Sachs & Co.	D	$466
	JPMorgan Chase & Co.	D	$14,552
	Lehman Brothers, Inc.	D	$277
	Morgan Stanley & Co., Inc.	E	$2,231
	Morgan Stanley & Co., Inc.	D	$1,238

Large Cap Value Portfolio	Bank of America Corp.	E	$32,220
	Bank of New York Co., Inc.	E	$13,443
	Barclays Bank PLC	D	$1,096
	Citigroup, Inc.	E	$22,539
	Citigroup, Inc.	D	$2,343
	Credit Suisse Group	D	$19,430
	Deutsche Bank AG	E	$2,718
	Deutsche Bank AG	D	$439
	Goldman Sachs & Co.	E	$11,533
	Goldman Sachs & Co.	D	$2,105
	JPMorgan Chase & Co.	E	$45,830
	JPMorgan Chase & Co.	D	$36,740
	Lehman Brothers, Inc.	E	$4,200
	Lehman Brothers, Inc.	D	$1,250
	Merrill Lynch & Co., Inc.	E	$6,439
	Morgan Stanley & Co., Inc.	E	$22,264
	Morgan Stanley & Co., Inc.	D	$5,597
	UBS AG	E	$10,648

Mid Cap Growth Portfolio	Barclays PLC	D	$2,616
	Citigroup, Inc.	D	$5,589
	Credit Suisse Group	D	$46,355
	Deutsche Bank AG	D	$1,046
	Goldman Sachs & Co.	D	$5,022
	JPMorgan Chase & Co.	D	$14,186
	Lehman Brothers, Inc.	D	$2,982
	Morgan Stanley & Co., Inc.	D	$13,354

Mid Cap Value Portfolio	Barclays PLC	D	$3,070
	Citigroup, Inc.	D	$6,559
	Credit Suisse Group	D	$54,400
	Deutsche Bank AG	D	$1,228
	Goldman Sachs & Co.	D	$5,894
	JPMorgan Chase & Co.	D	$32,039
	Lehman Brothers, Inc.	D	$3,499
	Morgan Stanley & Co., Inc.	D	$15,672

Moderate Portfolio	JPMorgan Chase & Co.	D	$6,039

Moderate-Plus Portfolio	JPMorgan Chase & Co.	D	$10,827

Portfolio	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
Small Cap Growth Portfolio	Barclays PLC	D	$1,345
	Citigroup, Inc.	D	$2,874
	Credit Suisse Group	D	$23,838
	Deutsche Bank AG	D	$538
	Goldman Sachs & Co.	D	$2,583
	JPMorgan Chase & Co.	D	$9,227
	Lehman Brothers, Inc.	D	$1,533
	Morgan Stanley & Co., Inc.	D	$6,868

Small Cap Value Portfolio	Barclays PLC	D	$1,728
	Citigroup, Inc.	D	$3,691
	Credit Suisse Group	D	$30,614
	Deutsche Bank AG	D	$691
	Goldman Sachs & Co.	D	$3,317
	JPMorgan Chase & Co.	D	$33,170
	Lehman Brothers, Inc.	D	$1,969
	Morgan Stanley & Co., Inc.	D	$8,820

Target 2015 Allocation Portfolio	JPMorgan Chase & Co.	D	$95

Target 2025 Allocation Portfolio	JPMorgan Chase & Co.	D	$88

Target 2035 Allocation Portfolio	JPMorgan Chase & Co.	D	$64

Target 2045 Allocation Portfolio	JPMorgan Chase & Co.	D	$71

Technology Portfolio	Barclays PLC	D	$721
	Citigroup, Inc.	D	$1,540
	Credit Suisse Group	D	$12,773
	Deutsche Bank AG	D	$288
	Goldman Sachs & Co.	D	$1,384
	JPMorgan Chase & Co.	D	$33,634
	Lehman Brothers, Inc.	D	$822
	Morgan Stanley & Co., Inc.	D	$3,680

†	D = Debt, E = Equity

PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each portfolio to AXA Equitable as its investment manager. Because AXA Equitable views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each portfolio, except the Allocation Portfolios and the Target Allocation Portfolios, to the applicable Sub-advisers. The primary focus of the Trust’s proxy voting procedures as they relate to the sub-advised portfolios, therefore, is to seek to ensure that the Sub-advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-adviser’s proxy voting. A description of the proxy voting policies and procedures that each Sub-adviser uses to determine how to vote proxies relating to the portfolio’s securities are included in Appendix C to this SAI. With regard to the Allocation Portfolios and the Target Allocation Portfolios, to the extent a proxy proposal is presented with respect to an Underlying Portfolio, whether or not the proposal would present an issue as to which AXA Equitable could be deemed to have a conflict of interest, AXA Equitable will vote shares held by an Allocation Portfolio or a Target Allocation Portfolio it manages either for or against approval of the proposal, or as an abstention, in the same proportion as the shares for which the Underlying Portfolio’s other shareholders have voted. Information regarding how the portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Trust’s proxy voting information website at http://www.axaonline.com (go to “About Us” and click on “Proxy Voting Records”) and (ii) on the SEC’s website at http://www.sec.gov.

PURCHASE AND PRICING OF SHARES

The Trust will offer and sell its shares for cash or securities based on each portfolio’s net asset value per share, which will be determined in the manner set forth below. Shares of a portfolio will be issued to a shareholder upon receipt of such consideration.

The net asset value of the shares of each class of each portfolio will be determined once daily, immediately after the declaration of dividends, if any, at the close of business on each business day, as defined below. The net asset value per share of each class of a portfolio will be computed by dividing the sum of the investments held by that portfolio applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the portfolio at such time. All expenses borne by the Trust and each of its classes will be accrued daily.

The net asset value per share of each portfolio will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

•

The assets belonging to each portfolio will include (i) all consideration received by the Trust for the issue or sale of shares of that particular portfolio, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any portfolios or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that portfolio. “General Items” include any assets, income, earnings, profits, and proceeds thereof, portfolios, or payments that are not readily identifiable as belonging to any particular portfolio. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

•

The liabilities belonging to each portfolio will include (i) the liabilities of the Trust in respect of that portfolio, (ii) all expenses, costs, charges and reserves attributable to that portfolio, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular portfolio which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

The value of each portfolio will be determined at the close of business on each “business day.” Normally, this would be at the close of regular trading on the New York Stock Exchange (“NYSE”) on days the NYSE is open for trading. This is normally 4:00 p.m. Eastern time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each portfolio are valued as follows:

•

Stocks listed on national securities exchanges (including securities issued by ETFs) are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no such price, at a bid price estimated by a broker.

•

Foreign securities not traded directly in the U.S., or traded in ADRs or similar form, are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are valued at representative quoted prices.

•

Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•

Short-term debt securities (including money market securities) that mature in 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

•

Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•

Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•

Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•

Options are valued at their last sales price or, if not available, the previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•

Shares of the Underlying Portfolios held by the Allocation Portfolios and the Target Allocation Portfolios, as well as shares of open-end mutual funds (other than ETFs) held by a portfolio, will be valued at the net asset value of the shares of such funds as described in their prospectuses.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board of Trustees.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable portfolio when the Trust deems that the particular event or circumstance would materially affect such portfolio’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the portfolio’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a portfolio’s securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the portfolio’s net asset value by those traders.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its Valuation Committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

TAXATION

Each portfolio is treated for federal tax purposes as a separate corporation. The Trust intends that each portfolio will continue to qualify each taxable year to be treated as, a regulated investment company under Subchapter M of the Code (“RIC”). By doing so, the portfolio will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. Such qualification does not involve supervision of management or investment practices or policies by any governmental agency or bureau.

To continue to qualify for treatment as a RIC, a portfolio must distribute annually to its shareholders at least 90% of its investment company taxable income (“Distribution Requirement”) and must meet several additional requirements. With respect to each portfolio, these requirements include the following: (1) the portfolio must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) as a result of the American Jobs Creation Act of 2004, net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); and (2) at the close of each quarter of the portfolio’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the portfolio’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the portfolio controls that are determined to be engaged in the same, similar or related trades or businesses, or (iii) the securities of one or more QPTPs (collectively “Subchapter M Diversification Requirement”). For purposes of the Income Requirement, gross income is determined without regard to losses from the sale or other disposition of stock, securities or those currencies.

A QPTP is defined as a publicly traded partnership (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) other than a partnership at least 90% of the gross income of which consists of dividends, interest and other qualifying income for a RIC.

If a portfolio failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) each insurance company separate account invested in the portfolio would fail to satisfy the diversification requirements described below, with the result that the Contracts supported by that account would no longer be eligible for tax deferral, and (3) all distributions out of the portfolio’s earnings and profits, including distributions of net capital gain would be taxable to its shareholders as dividends (i.e., ordinary income) (except that, for individual shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gain — a maximum of 15%)); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

Subchapter L of the Code requires that each separate account in which Contract premiums are invested be “adequately diversified” (as described in the next paragraph). If a portfolio satisfies certain requirements regarding the types of shareholders it has and the availability of its shares, which each portfolio intends to do, then such a separate account will be able to “look through” that portfolio, and in effect treat its assets as the account’s assets, for purposes of determining whether the account is diversified. Moreover, if an Underlying Portfolio (each of which is treated as a RIC) in which a portfolio invests also satisfies those share requirements, which the Trust understands each Underlying Portfolio intends to do, a separate account investing in that portfolio will effectively treat the Underlying Portfolio’s assets as its own for those purposes.

The same treatment will not apply, however, with respect to any Underlying ETF (each of which is expected also to be treated as a RIC) in which the EQ/International ETF Portfolio invests, which instead will be treated for those purposes as a single investment.

Because the Trust is used to fund Contracts, each portfolio and Underlying Portfolio must meet the diversification requirements imposed by Subchapter L on insurance company separate accounts or those Contracts will fail to qualify as life insurance policies or annuity contracts. These requirements, which are in addition to the diversification requirements imposed on the portfolios by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account that invest therein — and, as described above, of each portfolio and Underlying Portfolio — that may be invested in securities of a single issuer. Specifically, for a portfolio to meet the diversification requirements of Subchapter L, Treasury regulations require that, except as permitted by the “safe harbor” described below, no more than 55% of the total value of its assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. Furthermore, the Code provides that each U.S. Government agency or instrumentality is treated as a separate issuer. Subchapter L provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are Qualifying Assets. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30-day period after the end of each quarter in which to cure any non-compliance.

A number of technical rules govern the computation of investment company taxable income and net capital gain. For example, dividends are generally treated as received on the ex-dividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

A portfolio investing in foreign securities or currencies may be subject to foreign taxes that could reduce its investment performance of such portfolio.

Each portfolio may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income each taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a portfolio will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the portfolio distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the portfolio’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If a portfolio invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the portfolio will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it may have to distribute to satisfy the Distribution Requirement), even if the QEF does not distribute those earnings and gain to the portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each portfolio may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a portfolio’s adjusted basis therein as of the end of that year. Pursuant to the election, a portfolio also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the portfolio included in income for prior taxable years under the election. A portfolio’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a portfolio derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

A portfolio may invest in certain futures and “nonequity” options (i.e. certain listed options, such as those on a “broad-based” securities index) — and certain foreign currency options and forward contracts with respect to which it makes a particular election — that will be subject to Section 1256 of the Code “Section 1256 contracts.” Any Section 1256 contracts a portfolio holds at the end of each taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a portfolio must distribute to satisfy the Distribution Requirement (i.e. with respect to the portion treated as short-term capital gain) and to increase the net capital gain it recognizes, without in either case increasing the cash available to the portfolio. A portfolio may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the portfolio in accordance with the regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain and thus increasing the amount of dividends that it must distribute.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a portfolio accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the portfolio actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains will increase or decrease the amount of a portfolio’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If a portfolio’s section 988 losses exceed its other investment company taxable income during a taxable year, a portfolio would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders.

Offsetting positions in any actively traded security, option, futures or forward contract entered into or held by a portfolio may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a portfolio’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the portfolios, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are Section 1256 contracts).

When a covered call option written (sold) by a portfolio expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a portfolio terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a portfolio is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price it received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.

A portfolio that acquires zero coupon or other securities issued with original issue discount (“OID”) and/or TIIS, on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the portfolio receives no corresponding payment on them during the year. Similarly, a portfolio that invests in payment-in-kind (“PIK”) securities must include in its gross income securities it receives as “interest” on those securities. Each portfolio has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a portfolio annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the portfolio’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The portfolio might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a portfolio’s property for all losses and expenses of any portfolio shareholder held personally liable for the obligations of the portfolio. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a portfolio itself would be unable to meet its obligations, a possibility that AXA Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the portfolio. The Trustees intend to conduct the operations of the portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the portfolios.

Classes of Shares.    Each portfolio consists of Class A shares and Class B shares. A share of each class of a portfolio represents an identical interest in that portfolio’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the portfolios will affect the performance of those classes. Each share of a portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A and Class B shares will differ.

Voting Rights.    Shareholders of each portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the portfolios as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law. In accordance with current laws, it is anticipated that an insurance company issuing a Contract that participates in a portfolio will request voting instructions from Contract owners and will vote shares or other voting interests in the insurance company’s separate account in proportion to the voting instructions received. The Board of Trustees may, without shareholder approval unless such approval is required by applicable law, cause any one or more series or classes of the Trust to merge or consolidate with or into any one or more other series or classes of the Trust, one or more other trusts, partnerships or corporations.

Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each portfolio may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the portfolios. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of these entities.

Transfer Agent

AXA Equitable serves as the transfer agent and dividend disbursing agent for the Trust. AXA Equitable receives no additional compensation for providing such services to the Trust.

Counsel

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the year ended December 31, 2007, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on March 4, 2008 (File No. 811-10509), are incorporated by reference and made a part of this document.

APPENDIX A

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A-1 by Standard & Poor’s has the following characteristics:

•	liquidity ratios are adequate to meet cash requirements;

•	long-term senior debt is rated “A” or better;

•	the issuer has access to at least two additional channels of borrowing;

•	basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

•	typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

•	the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

•	evaluation of the management of the issuer;

•	economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

•	evaluation of the issuer’s products in relation to competition and customer acceptance;

•	liquidity;

•	amount and quality of long-term debt;

•	trend of earnings over a period of ten years;

•	financial strength of parent company and the relationships which exist with the issuer; and

•	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

•

Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•

Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•

Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

•

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

•

Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•

Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “2” indicates a mid-range ranking and the modifier “3” indicates that the issue ranks in the lower end of its rating category.

APPENDIX B

AXA PREMIER VIP TRUST

Information as of December 31, 2007

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the numberof other accounts of the Adviser managed by the portfoliomanager and the total assets in the accounts managedwithin each category as of December 31, 2007						Presented below for each of the categories is the numberof accounts and the total assets in the accounts withrespect to which the advisory fee is based on theperformance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Catherine Wood	2	$4.26 Billion	32	$6.66 Billion	329	$2.36 Billion	0	N/A	0	N/A	0	N/A
CLEARBRIDGE ADVISORS, LLC
Richard Freeman	5	$12.88 Billion	3	$0.30 Billion	54,023	$14.38 Billion	0	N/A	0	N/A	0	N/A
Evan Bauman	3	$2.54 Billion	3	$0.30 Billion	54,375	$15.19 Billion	0	N/A	0	N/A	0	N/A
LEGG MASON CAPITAL MANAGEMENT, INC.
Robert G. Hagstrom, Jr.	6	$2.91 Billion	2	$0.20 Billion	25	$3.08 Billion	0	N/A	0	N/A	0	N/A
MARSICO CAPITAL MANAGEMENT, LLC
Thomas F. Marsico	40	$41.45 Billion	15	$2.90 Billion	169	$29.18 Billion	0	N/A	0	N/A	0	N/A

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”):    AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Catherine Wood	X

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

CLEARBRIDGE ADVISORS, LLC

Description of any material conflicts

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts.

Clearbridge has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Selection of Broker/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the sub-adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the sub-adviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Related Business Opportunities.    The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Compensation

ClearBridge investment professionals receive base salary, other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has incentive and deferred compensation plans (the “Plans”) for its investment professionals, including the fund’s portfolio manager(s) and research analysts. The Plans are designed to align the objectives of ClearBridge investment professionals with those of fund shareholders and other ClearBridge clients. Additionally, the deferred plans are designed to retain its investment professionals and reward long-term performance.

Incentive Compensation

Investment performance is the key component in determining the final incentive award for all of ClearBridge’s investment professionals. A portfolio manager’s initial incentive award is based on the investment professional’s ongoing contribution to ClearBridge’s investment and business results and externally measured competitive pay practices for the portfolio managers position/experience within the firm. This award is then adjusted upward or downward (up to +/-50%) based on investment performance during the most recent year over a rolling 1, 3, and 5 year time period. Product performance is ranked among a “peer group” of non-ClearBridge investment managers and the products pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual total returns are compared).

The peer group of non-ClearBridge investment managers is defined by product style/type, vehicle type and geography and selected by independent vendors that track and provide (for a fee paid by ClearBridge) relevant peer group performance and ranking data (e.g. primarily Lipper or Callan).

The 1, 3, and 5 year performance versus benchmark and peer group approximate effective weightings are 35% for trailing 1 year performance, 50% for trailing 3 year performance, and 15% for trailing 5 year performance.

Lastly, the incentive award for an investment professional may also be adjusted by the ClearBridge Chief Investment Officer(s) based on other qualitative factors such as contribution to the firm and the development of investment staff.

For ClearBridge’s centralized research professionals, there is an incentive compensation plan based on annual performance on a combined scorecard containing portfolio manager questionnaire survey and stock picking performance. The analyst’s stock picks are tracked on a formal basis through Factset and make up a portion of the analysts overall scorecard performance. These stock picks are measured versus their respective sector indices.

Deferred Award

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. For portfolio managers, 25% of this deferral is invested in their primary managed product while another 25% is invested in an elected proprietary ClearBridge sub-advised fund. Therefore, portfolio managers may potentially have 50% of their deferred award amount tracking the performance of their primary managed product. Every portfolio manager selects their primary product for the elective component. Legg Mason then makes a company investment in the Legg Mason Partners funds equal to the deferral amounts by fund. This investment is a company asset held on the Legg Mason balance sheet and paid out to the employees upon vesting over a four year deferral period. The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

For centralized research analysts, 50% of this deferral tracks the performance of up to two elected proprietary funds. Legg Mason then makes an investment at the company level into each of the funds in the deferral program based on the aggregate dollars deferred by each individual in that plan year (similar to the above description). The remaining 50% of the deferral is received in the form of Legg Mason restricted stock shares.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Richard Freeman	X
Evan Bauman	X

LEGG MASON CAPITAL MANAGEMENT, INC.

Conflicts of Interest

The portfolio manager has day-to-day management responsibility for multiple accounts, which may include mutual funds, separately managed advisory accounts, commingled trust accounts, offshore funds, and insurance company separate accounts. The management of multiple accounts by the portfolio manager may create the potential for conflicts to arise. For example, even though all accounts in the same investment style are managed similarly, the portfolio manager makes investment decisions for each account based on the investment guidelines, cash flows, and other factors that the manager believes are applicable to that account. Consequently, the portfolio manager may purchase (or sell) the same security for multiple accounts at different times. A portfolio manager may also manage accounts whose style, objectives, and policies differ from those of the Fund. Trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, that sale could cause the market price of the security to decrease, while the Fund maintained its position in the security. A potential conflict may also arise when a portfolio manager is responsible for accounts that have different advisory fees - the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This conflict may be heightened where an account is subject to a performance-based fee. A portfolio manager’s personal investing may also give rise to potential conflicts of interest. Legg Mason Capital Management, Inc. has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above.

Structure of Compensation

The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the Portfolio Manager’s accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), the Portfolio Manager’s performance over various other time periods, the total value of the assets managed by the Portfolio Manager, the Portfolio Manager’s contribution to the investment manager’s research process, the profitability of the investment manager and the Portfolio Manager’s contribution to profitability, and trends in industry compensation levels and practices.

One account managed by the Portfolio Manager pays a performance fee, and thus may pay higher fees if certain performance objectives and other requirements are met. Since the Portfolio Manager’s compensation structure does consider contribution to firm profitability as one of its criteria, it is possible under certain circumstances that the Portfolio Manager’s bonus compensation could be more positively impacted by the account that pays a performance fee than it would by achieving the same performance in the Fund or another account. However, investment ideas are generally implemented in all similarly managed accounts at the same time, subject to considerations of each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, trading costs, and other factors. In addition, the investment manager maintains written policies and procedures to address this potential conflict of interests and ensure that accounts are treated equitably.

The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager’s contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Robert G. Hagstrom, Jr.	X

MARSICO CAPITAL MANAGEMENT, LLC

Description of any material conflicts

As a general matter, Marsico Capital Management, LLC (“MCM”) faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio, including the AXA Premier VIP Aggressive Equity Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

The need to balance the interest of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to ensure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation

Compensation for MCM’s portfolio managers and research analysts consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution. In addition, MCM’s portfolio managers and research analysts typically own equity interests in a company that indirectly owns MCM. In addition to salary and bonus, portfolio managers and research analysts may participate in other MCM benefits such as health insurance and retirement plans on the same basis as other MCM employees.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are typically rewarded through salary readjustments and through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, effectiveness of the manager’s leadership within MCM’s Investment Management Team, contributions to MCM’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Thomas F. Marsico	X

MULTIMANAGER CORE BOND PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is thenumber of other accounts of the Adviser managed by theportfolio manager and the total assets in the accountsmanaged within each category as of December 31, 2007						Presented below for each of the categories is the numberof accounts and the total assets in the accounts withrespect to which the advisory fee is based on theperformance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
BLACKROCK FINANCIAL MANAGEMENT, INC.
Scott M. Amero	44	$37.1 Billion	41	$10.3 Billion	258	$86.1 Billion	0	N/A	4	$1.6 Billion	17	$6.1 Billion
Matthew Marra	25	$24.3 Billion	20	$7.7 Billion	284	$104.1 Billion	0	N/A	2	$1.7 Billion	13	$6.4 Billion
Andrew J. Phillips	31	$26.5 Billion	22	$8.0 Billion	294	$121.7 Billion	0	N/A	2	$1.7 Billion	16	$6.8 Billion
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
Paul A. McCulley	8	$6.44 Billion	12	$1.34 Billion	35	$6.80 Billion	0	N/A	0	N/A	2	$114.47 Million

BLACKROCK FINANCIAL MANAGEMENT, INC.

Description of any material conflicts

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that Messrs. Anderson and Amero currently manage certain accounts that are subject to performance fees. In addition, Messrs. Anderson and Amero assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation.    Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation.    In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Messrs. Amero and Anderson have received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers, including Messrs. Amero and Anderson is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards — While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Certain portfolio managers have been granted stock options in prior years, and Messrs. Amero, Anderson participate in BlackRock’s restricted stock program.

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offer a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.’s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to Messrs. Amero and Anderson the relevant benchmark is the Lehman Brothers Aggregate Index.

The group of BlackRock, Inc.’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Scott M. Amero	X
Matthew Marra	X
Andrew J. Phillips	X

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.    Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, per-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses.    Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO, Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants in based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.    In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Paul A. McCulley	X

MULTIMANAGER HEALTH CARE PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the numberof other accounts of the Adviser managed by the portfoliomanager and the total assets in the accounts managedwithin each category as of December 31, 2007						Presented below for each of the categories is the numberof accounts and the total assets in the accounts withrespect to which the advisory fee is based on theperformance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
INVESCO AIM CAPITAL MANAGEMENT, INC.
Derek M. Taner	3	$2.55 Billion	2	$229.4 Million	0	N/A	0	N/A	0	N/A	0	N/A
RCM CAPITAL MANAGEMENT LLC
Michael Dauchot	5	$288 Million	0	N/A	4	$1 Million	0	N/A	0	N/A	0	N/A
WELLINGTON MANAGEMENT COMPANY, LLP
Robert L. Deresiewicz	3	$167.2 Million	16	$103.3 Million	31	$100.4 Million	0	N/A	3	$20.1 Million	2	$6 Million
Ann C. Gallo	3	$250 Million	31	$317.8 Million	101	$813.3 Million	0	N/A	3	$45.2 Million	12	$84.4 Million
Jean M. Hynes	3	$552.5 Million	35	$743.8 Million	107	$2.58 Billion	0	N/A	3	$99.3 Million	13	$264.4 Million
Kirk J. Mayer	3	$139.4 Million	35	$234 Million	106	$448 Million	0	N/A	3	$24.3 Million	13	$51.7 Million
Joseph H. Schwartz	3	$297.2 Million	28	$246.4 Million	86	$609.6 Million	0	N/A	3	$41.4 Million	11	$62.3 Million

INVESCO AIM CAPITAL MANAGEMENT, INC.

Description of any material conflicts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts are presented with the following potential conflicts:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. Invesco Aim seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Invesco Aim and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the Funds, Invesco Aim determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which Invesco Aim or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco Aim may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Invesco Aim or its affiliates may place separate, non-simultaneous, transactions for a Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•

Finally, the appearance of a conflict of interest may arise where Invesco Aim has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

Invesco Aim and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation

Invesco Aim seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco Aim evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following five elements:

•

Base salary.    Each portfolio manager is paid a base salary. In setting the base salary, Invesco Aim’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•

Annual bonus.    Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by Invesco Aim and takes into account other subjective factors.

•

Equity-based compensation.    Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of Invesco Ltd. stock from pools determined from time to time by the Remuneration Committee of the Invesco Ltd. Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

•

Participation in group insurance programs.    Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

•

Participation in deferred compensation plan.    Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Derek M. Taner	X

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See “Code of Ethics”.

Compensation

Each portfolio manager’s compensation consists of the following elements:

Base Salary.    Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by RCM.

Annual Bonus and profit sharing opportunity.    Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she managers, as well as the performance of the individual’s portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund’s Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager).

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Michael Dauchot	X

WELLINGTON MANAGEMENT COMPANY, LLP

Description of Material Conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Messrs. Deresiewicz, Mayer and Schwartz and Ms. Gallo and Ms. Hynes also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and AXA Equitable Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2007.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professional’s experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the Russell 1000 Health Care Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including portfolios with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Mr. Schwartz, Ms. Gallo and Ms. Hynes are partners of the firm.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Robert L. Deresiewicz	X
Ann C. Gallo	X
Jean M. Hynes	X
Kirk J. Mayer	X
Joseph H. Schwartz	X

MULTIMANAGER HIGH YIELD PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is thenumber of other accounts of the Adviser managed by theportfolio manager and the total assets in the accountsmanaged within each category as of December 31, 2007						Presented below for each of the categories is the numberof accounts and the total assets in the accounts withrespect to which the advisory fee is based on theperformance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC
Mark Hudoff	8	$12.11 Billion	27	$7.71 Billion	21	$4.20 Billion	0	N/A	2	$308.12 Million	0	N/A
POST ADVISORY GROUP, LLC
Larry Post	5	$1.43 Billion	9	$2.07 Billion	61	$8.15 Billion	0	N/A	6	$1.80 Billion	16	$1.58 Billion
Allan Schweitzer	5	$1.43 Billion	9	$2.07 Billion	61	$8.15 Billion	0	N/A	6	$1.80 Billion	16	$1.58 Billion

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades.    A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities.    A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees.    A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus.    Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses.    Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan.    Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation.    In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Mark Hudoff	X

POST ADVISORY GROUP, LLC

Conflicts of Interest

Post Advisory Group, LLC (“Post”) advises client portfolios and funds, whose accounts may purchase or sell the same securities. In addition, Post may organize other domestic or offshore funds, which may be managed by Post and which may have investment objectives substantially similar to its other client accounts. Post may also manage funds and accounts that may purchase or sell the same securities. In managing such funds and accounts, conflicts of interest may arise. Post’s investment allocations are designed to provide a fair allocation of purchases and sales of securities among the various accounts managed by Post over time and to ensure compliance with appropriate regulatory requirements.

Potential conflicts of interest may exist in instances in which Post determines that a specific transaction in a security is appropriate for a specific account based upon numerous factors including, among other things, investment objectives, investment strategies or restrictions, while other accounts managed by Post may hold or take the opposite position in the security in accordance with those accounts’ investment objectives, strategies and restrictions.

To the extent permitted by applicable law, Post may aggregate the trade orders of certain managed accounts.

Post’s policies and procedures are intended to result in fairness over time, but may not produce mathematical precision in the allocation of individual purchases and sales of securities because of, among other things, the nature of the fixed income market and the transaction costs that may be incurred in doing so. Post’s policies and procedures are also intended to be consistent with its duty to seek the best execution obtainable under the circumstances for all accounts under its management.

Post’s key principals may face demands on their time in order to manage their accounts. Such key principals will devote the amount of time that each of them deems to be necessary to carry out the investment activities of the accounts. While serving as key principals, such key principals will engage in the same or similar trading strategies for the accounts managed by Post. Such key principals receive salaries and other compensation from their employment with Post, and Post may receive fees and other compensation for the services it provides.

Employees of Post may engage in personal investment activities that could involve a conflict of interest with the investment activities of the accounts under Post’s management. Post’s Code of Ethics involves procedures and policies intended to minimize any such conflicts of interest.

Compensation

The compensation for the senior investment professionals is comprised of base salary (50%), bonus pool (35%) and certain other performance incentives (15%). Incentives, in the form of an annual bonus, are determined based on the overall performance of the firm.

One hundred percent of the performance incentives for portfolio managers and research analysts are based on their respective contribution to performance of the investment products rather than growth of assets.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Larry Post	X
Allan Schweitzer	X

MULTIMANAGER INTERNATIONAL EQUITY PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is thenumber of other accounts of the Adviser managed by theportfolio manager and the total assets in the accountsmanaged within each category as of December 31, 2007						Presented below for each of the categories is the numberof accounts and the total assets in the accounts withrespect to which the advisory fee is based on theperformance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Henry S. D’Auria	87	$50.20 Billion	95	$36.89 Billion	750	$136.83 Billion	2	$5.64 Billion	1	$1.51 Billion	128	$26.34 Billion
Sharon Fay	157	$79.44 Billion	144	$42.81 Billion	44,627	$188.92 Billion	3	$12.35 Billion	1	$1.51 Billion	140	$28.88 Billion
John Mahedy	144	$75.49 Billion	133	$33.48 Billion	44,548	$161.31 Billion	3	$12.35 Billion	0	N/A	99	$16.79 Billion
Kevin F. Simms	157	$79.45 Billion	155	$47.73 Billion	44,627	$188.92 Billion	3	$12.35 Billion	2	$2.66 Billion	140	$28.88 Billion
JPMORGAN INVESTMENT MANAGEMENT INC.
James Fisher	9	$5.54 Billion	13	$7.11 Billion	30	$6.51 Billion	0	N/A	1	$506 Million	5	$1.07 Billion
Howard Williams	5	$4.46 Billion	11	$2.12 Billion	25	$10.65 Billion	0	N/A	0	N/A	0	N/A
MARSICO CAPITAL MANAGEMENT, LLC
James G. Gendelman	17	$12.60 Billion	0	N/A	17	$2.68 Billion	0	N/A	0	N/A	0	N/A

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”):    AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Henry S. D’Auria	X
Sharon Fay	X
John Mahedy	X
Kevin F. Simms	X

JPMORGAN INVESTMENT MANAGEMENT INC.

Description of any material conflicts

The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMorgan Investment Management Inc. (“JPMorgan”)’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have have policies and procedures designed to manage the conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMorgan and its affiliates attempts to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMorgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation

JPMorgan’s Portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory national investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates. These elements reflect individual performance and the performance of JPMorgan’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
James Fisher	X
Howard Williams	X

MARSICO CAPITAL MANAGEMENT, LLC

Description of any material conflicts

As a general matter, Marsico Capital Management, LLC (“MCM”) faces the same need to balance the interests of different clients that any investment adviser with multiple clients might experience. Portfolio managers make investment decisions for each portfolio, including the AXA Premier VIP International Equity Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. As a result, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

The need to balance the interest of multiple clients may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM’s Portfolio Management and Trade Management Policy and Procedures, when trades are aggregated on behalf of more than one account, MCM seeks to allocate such trades to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

MCM has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, MCM monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation

Compensation for MCM’s portfolio managers and research analysts consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM’s overall profitability for the period, and (2) individual achievement and contribution. In addition, MCM’s portfolio managers and research analysts typically own equity interests in a company that indirectly owns MCM. In addition to salary and bonus, portfolio managers and research analysts may participate in other MCM benefits such as health insurance and retirement plans on the same basis as other MCM employees.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are typically rewarded through salary readjustments and through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM.

MCM does not tie portfolio manager compensation to specific levels of performance relative to fixed benchmarks. Although performance may be a relevant consideration, to encourage a long-term horizon for managing portfolios, MCM evaluates a portfolio manager’s performance over periods longer than the immediate compensation period, and may consider a variety of measures such as the performance of unaffiliated portfolios with similar strategies and other measurements. Other factors that may be significant in determining portfolio manager compensation include, without limitation, effectiveness of the manager’s leadership within MCM’s Investment Management Team, contributions to MCM’s overall performance, discrete securities analysis, idea generation, ability to support and train other analysts, and other considerations.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James G. Gendelman	X

MULTIMANAGER LARGE CAP CORE EQUITY PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the numberof other accounts of the Adviser managed by the portfoliomanager and the total assets in the accounts managedwithin each category as of December 31, 2007						Presented below for each of the categories is the number ofaccounts and the total assets in the accounts with respect towhich the advisory fee is based on the performance of theaccount
	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Marilyn G. Fedak	146	$77.19 Billion	134	$33.67 Billion	44,565	$163.87 Billion	3	$12.35 Billion	0	N/A	103	$17.44 Billion
John Mahedy	144	$76.16 Billion	133	$33.48 Billion	44,548	$161.31 Billion	3	$12.35 Billion	0	N/A	99	$16.79 Billion
Chris Marx	29	$26.05 Billion	19	$3.51 Billion	43,872	$51.18 Billion	1	$6.71 Billion	0	N/A	12	$2.54 Billion
John Phillips	29	$26.05 Billion	19	$3.51 Billion	43,872	$51.18 Billion	1	$6.71 Billion	0	N/A	12	$2.54 Billion
JANUS CAPITAL MANAGEMENT LLC
E. Marc Pinto	9	$9.59 Billion	2	$18.64 Million	28	$547.05 Million	1	$247.83 Million	0	N/A	0	N/A
THORNBURG INVESTMENT MANAGEMENT, INC.
William V. Fries, CFA	17	$24,403 Million	13	$2,162 Million	10,205	$10,864 Million	0	N/A	0	N/A	2	$1,055 Million
Connor Browne, CFA	7	$5,991 Million	6	$1,521 Million	2,829	$3,943 Million	0	N/A	0	N/A	1	$932.6 Million
Ed Maran, CFA	7	$5,991 Million	6	$1,521 Million	2,829	$3,943 Million	0	N/A	0	N/A	1	$932.6 Million

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”):    AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Marilyn G. Fedak	X
John Mahedy	X
Chris Marx	X
John Phillips	X

JANUS CAPITAL MANAGEMENT LLC

Description of any material conflicts

As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as subadviser, and separately managed accounts. Fees earned by Janus may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Compensation

The following describes the structure and method of calculating the portfolio manager’s compensation as of December 31, 2007.

The portfolio manager is compensated for managing the Fund and any other funds, portfolios or accounts for which he has exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation:    Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts, and scope of responsibility (including assets under management).

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

Variable Compensation:    Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. (“JCGI”) restricted stock, stock options, and a cash deferred award, that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager).

Variable compensation is based on pre-tax performance of the Managed Funds. Variable compensation is structured to pay the portfolio manager primarily on the Managed Funds’ performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

Aggregate compensation derived from the Managed Funds’ performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds’ aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds’ performance in the three- and five-year periods. The compensation determined from the Managed Funds’ performance is then allocated to the respective portfolio manager.

The portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

The Portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all variable compensation in accordance with JCGI’s Executive Income Deferral Program.

The Fund’s Lipper peer group for compensation purposes is the Large-Cap Growth Funds.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
E. Marc Pinto	X

THORNBURG INVESTMENT MANAGEMENT, INC.

Description of any material conflicts

Most investment advisors and their portfolio managers manage investments for multiple clients, including mutual funds, private accounts, and retirement plans. In any case where a portfolio manager manages the investments of two or more accounts, there is a possibility that conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the manager’s management of other accounts. These conflicts could include:

•	Allocating a favorable investment opportunity to one account but not another.

•	Directing one account to buy a security before purchases through other accounts increase the price of the security in the marketplace.

•	Giving substantially inconsistent investment directions at the same time to similar accounts, so as to benefit one account over another.

•	Obtaining services from brokers conducting trades for one account, which are used to benefit another account.

Thornburg Investment Management, Inc. has informed the fund that it has considered the likelihood that any material conflicts of interest could arise between the portfolio manager’s management of the fund’s investments and the portfolio manager’s management of other accounts. Thornburg Investment Management, Inc. has also informed the fund that it has not identified any such conflicts that may arise, and has concluded that it has implemented policies and procedures to identify and resolve any such conflict if it did arise.

Compensation

The compensation of the portfolio manager includes an annual salary, annual bonus, and company-wide profit sharing. The portfolio manager also owns equity shares in the investment manager, Thornburg. Both the salary and bonus are reviewed approximately annually for comparability with salaries of other portfolio managers in the industry, using survey data obtained from compensation consultants. The annual bonus is subjective. Criteria that are considered in formulating the bonus include, but are not limited to, the following: revenues available to pay compensation of the portfolio manager and all other expenses related to supporting the accounts managed by the portfolio manager, including the fund; multiple year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; single year historical total return of accounts managed by the portfolio manager, including the fund, relative to market performance and similar funds; the degree of sensitivity of the portfolio manager to potential tax liabilities created for account holders in generating returns, relative to overall return. There is no material difference in the method used to calculate the portfolio manager’s compensation with respect to the fund and other accounts managed by the portfolio manager, except that certain accounts managed by the portfolio manager may have no income or capital gains tax considerations. To the extent that the portfolio manager realizes benefits from capital appreciation and dividends paid to shareholders of the investment manager, such benefits accrue from the overall financial performance of the investment manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
William V. Fries, CFA	X
Connor Browne, CFA	X
Ed Maran, CFA	X

MULTIMANAGER LARGE CAP GROWTH PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the numberof other accounts of the Adviser managed by the Portfoliomanager and the total assets in the accounts managedwithin each category as of December 31, 2007						Presented below for each of the categories is the numberof accounts and the total assets in the accounts withrespect to which the advisory fee is based on theperformance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
RCM CAPITAL MANAGEMENT LLC
Scott Migliori	1	$514 Million	1	$17.8 Million	36	$5.76 Billion	0	N/A	0	N/A	2	$1.65 Billion
Seth Reicher	1	$514 Million	1	$17.8 Million	50	$5.76 Billion	0	N/A	0	N/A	2	$1.65 Billion
TCW INVESTMENT MANAGEMENT COMPANY
Craig C. Blum	7	$3.73 Billion	4	$1.24 Billion	100	$7.52 Billion	0	N/A	1	$407.8 Million	3	$488 Million
T. ROWE PRICE ASSOCIATES, INC.
Robert W. Sharps	5	$5.90 Billion	4	$1.21 Billion	44	$9.32 Billion	0	N/A	0	N/A	0	N/A

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See “Code of Ethics”.

Compensation

Each portfolio manager’s compensation consists of the following elements:

Base Salary.    Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by RCM.

Annual Bonus and profit sharing opportunity.    Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she managers, as well as the performance of the individual’s portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund’s Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager).

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Scott Migliori	X
Seth Reicher	X

TCW INVESTMENT MANAGEMENT COMPANY

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Portfolio Managers Compensation

The overall objective of the compensation program for portfolio managers is for the Advisor to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary.    Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing.    Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus, except in the case of the Growth Insights Fund where profit sharing of managers is tied to the full menu of TCW-managed equity products that outperform their associated benchmarks. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds. In the case of the Equities and Focused Equities Funds, which have two benchmarks, the Russell 1000 Value is used.

Certain accounts of TCW (but not the Funds) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Funds, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha” strategies” , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Funds or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums.    In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives.    All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles.    Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Following the sale of TCW to Société Générale in 2001, a retention plan was put in place in which most portfolio managers then at TCW were entitled to participate. The retention plan provides for payout of fixed bonus compensation to participants at various milestones over the course of five years, the last of which was paid in February 2007.

Ownership of Securities*

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Craig C. Blum	X

*	The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, the portfolio managers did not own any shares of the fund.

T. ROWE PRICE ASSOCIATES, INC.

Description of any material conflicts

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section below, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Portfolio Managers Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors.

Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Robert W. Sharps	X

MULTIMANAGER LARGE CAP VALUE PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the numberof other accounts of the Adviser managed by the portfoliomanager and the total assets in the accounts managedwithin each category as of December 31, 2007						Presented below for each of the categories is the numberof accounts and the total assets in the accounts withrespect to which the advisory fee is based on theperformance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Marilyn Fedak	146	$76.93 Billion	134	$33.67 Billion	44,565	$163.87 Billion	3	$12.35 Billion	0	N/A	103	$17.45 Billion
John Mahedy	144	$75.90 Billion	133	$33.48 Billion	44,548	$161.31 Billion	3	$12.35 Billion	0	N/A	99	$16.79 Billion
Chris Marx	29	$25.78 Billion	19	$3.51 Billion	43,872	$51.18 Billion	1	$6.71 Billion	0	N/A	12	$2.54 Billion
John Phillips	29	$25.78 Billion	19	$3.51 Billion	43,872	$51.18 Billion	1	$6.71 Billion	0	N/A	12	$2.54 Billion
INSTITUTIONAL CAPITAL LLC
Jerrold K. Senser	15	$8.4 Billion	10	$2.0 Billion	126	$8.0 Billion	0	N/A	0	N/A	13	$1.8 Billion
Thomas K. Wenzel	15	$8.4 Billion	10	$2.0 Billion	126	$8.0 Billion	0	N/A	0	N/A	13	$1.8 Billion
MFS INVESTMENT MANAGEMENT
Nevin P. Chitkara	22	$36.60 Billion	3	$1.96 Billion	22	$10.48 Billion	0	N/A	0	N/A	0	N/A
Steven R. Gorham	22	$36.60 Billion	3	$1.96 Billion	22	$10.48 Billion	0	N/A	0	N/A	0	N/A

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”):    AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Marilyn Fedak	X
John Mahedy	X
Chris Marx	X
John Phillips	X

INSTITUTIONAL CAPITAL LLC

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

Compensation for key investment professionals consists of competitive base salary, annual cash bonus, and equity ownership in the firm. A compensation committee determines the amount of bonus for each individual by examining the person’s impact on the firm’s results for the year, the contribution to performance, and service of client relationships. The performance contribution is measured both in terms of performance relative to each sector’s performance and the benchmark as a whole.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Jerrold K. Senser	X
Thomas R. Wenzel	X

MFS INVESTMENT MANAGEMENT

Description of any material conflicts

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Portfolio and other accounts and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple portfolios and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the portfolios and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple portfolios and accounts. In certain instances there may be securities which are suitable for the Portfolio’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. A Portfolio’s trade allocation policies may give rise to conflicts of interest if the

Portfolio’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another portfolio or account that may adversely impact the value of the Portfolio’s investments. Investments selected for portfolios or accounts other than the Portfolio may outperform investments selected for the Portfolio.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Portfolio is concerned. In most cases, however, MFS believes that the Portfolio’s ability to participate in volume transactions will produce better executions for the Portfolio.

MFS does not receive a performance fee for its management of the Portfolio. As a result, MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Portfolio— for instance, those that pay a higher advisory fee and/or have a performance fee.

Compensation

Portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary — Base salary represents a smaller percentage of portfolio manager total cash compensation (generally below 33%) than incentive compensation.

Performance Bonus — Generally, incentive compensation represents a majority of portfolio manager total cash compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight gain given to the former (generally over 60%) and less weight given to the latter.

•

The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Portfolio and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or benchmark index with respect to each account. (Generally the benchmark used is a benchmark index set forth in the Portfolio’s prospectus to which the Portfolio’s performance is compared. With respect to Portfolios with multiple portfolio managers, the index used may differ for each portfolio manager, and may not be a benchmark index set forth in the Portfolio’s prospectus, but will be an appropriate benchmark index based on the respective portfolio manager’s role in managing the Portfolio.) Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to portfolio performance over three-year and five-year time periods with lesser consideration given to portfolio performance over a one-year period (adjusted as appropriate if the portfolio manager has served for less than five years).

•

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from portfolio and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.

Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level as well as other factors.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Nevin P. Chitkara	X
Steven R. Gorham	X

MULTIMANAGER MID CAP GROWTH PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the numberof other accounts of the Adviser managed by the portfoliomanager and the total assets in the accounts managedwithin each category as of December 31, 2007						Presented below for each of the categories is the numberof accounts and the total assets in the accounts withrespect to which the advisory fee is based on theperformance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
ALLIANCEBERNSTEIN L.P.
Bruce K. Aronow	5	$2.68 Billion	2	$71 Million	22	$1.70 Billion	0	N/A	0	N/A	4	$347 Million
N. Kumar Kirpalani	5	$2.68 Billion	2	$71 Million	22	$1.70 Billion	0	N/A	0	N/A	4	$347 Million
Samantha S. Lau	5	$2.68 Billion	2	$71 Million	22	$1.70 Billion	0	N/A	0	N/A	4	$347 Million
Wen-Tse Tseng	5	$2.68 Billion	2	$71 Million	22	$1.70 Billion	0	N/A	0	N/A	4	$347 Million
FRANKLIN ADVISERS, INC.
Edward B. Jamieson	2	$8.02 Billion	9	$792.6 Million	0	N/A	0	N/A	0	N/A	0	N/A
McCarthy	7	$9.13 Billion	2	$559.9 Million	0	N/A	0	N/A	0	N/A	0	N/A
PROVIDENT INVESTMENT COUNSEL, INC.*
Richard S. Campagna, CFA	5	$58.5 Million	1	$1.6 Million	13	$553.5 Million	0	N/A	0	N/A	0	N/A
James M. Landreth, CFA	5	$58.5 Million	1	$1.6 Million	12	$547.8 Million	0	N/A	0	N/A	0	N/A

*	Provident Investment Counsel, Inc. utilizes team management (inclusive of the portfolio managers identified) which are responsible for the day-to-day management of our accounts in this product.

ALLIANCEBERNSTEIN L.P.

Description of any material conflicts

Investment Professional Conflict of Interest Disclosure

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein’s Code of Ethics and Business Conduct require disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation

AllianceBernstein’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i)	Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary [is determined at the outset of employment based on level of experience,] does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii)	Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein’s leadership criteria.

(iii)

Discretionary incentive compensation in the form of awards under AllianceBernstein’s Partners Compensation Plan (“deferred awards”):    AllianceBernstein’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein’s clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein’s publicly traded equity securities.[1]

(iv)	Contributions under AllianceBernstein’s Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Bruce K. Aronow	X
N. Kumar Kirpalani	X
Samantha S. Lau	X
Wen-Tse Tseng	X

[1]	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein’s Master Limited Partnership Units.

FRANKLIN ADVISERS, INC.

Description of any material conflicts

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. Franklin Advisers, Inc. seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in small and mid capitalization securities. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Franklin Templeton Investments seeks to manage such potential conflicts by having adopted procedures, approved by the fund boards, intended to provide a fair allocation of buy and sell opportunities among Funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest; there is no assurance that a fund’s code of ethics will adequately address such conflicts.

Franklin Templeton Investments has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary    Each portfolio manager is paid a base salary.

Annual bonus    Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance.    Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance.    The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation    Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Edward B. Jamieson	X
Michael McCarthy	X

PROVIDENT INVESTMENT COUNSEL, INC.

Description of any material conflicts

Provident Investment Counsel seeks to provide high quality investment management services to all clients. Provident’s portfolio managers generally manage multiple portfolios for various client types including, but not limited to: mutual funds, separately managed institutional accounts, collective trust, offshore funds and portfolios with long/short strategies. As a fiduciary to its clients, Provident seeks to treat all clients fairly, to always put clients’ interests first and to provide high quality investment services to all clients based on each client’s objectives, guidelines, and risk tolerance.

When a portfolio manager manages multiple accounts for multiple clients a potential for conflict exists for the portfolio manager to not, intentionally or unintentionally, treat one account more favorably than another. This potential conflict can be most apparent when one portfolio has a higher fee than another portfolio, including a performance-based fee that is common to long/short strategies. Provident has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Provident seeks to manage the potential conflict of favoring one account over another between funds and other types of accounts, and portfolio managers who manage long/short strategies and other accounts, through: allocation policies and procedures, side-by-side management procedures, additional investment restrictions, internal review processes, and oversight by the compliance department.

Compensation

Provident compensates the portfolio managers for their management of the Funds. Each portfolio manager’s compensation consists of an industry competitive base salary, product performance bonus, and net income pool bonus. A portfolio manager’s net income pool bonus is based on the overall performance of Provident, in terms of profitability. The product performance bonus is based on the product’s total performance relative to the respective benchmark.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Richard S. Campagna	X
James M. Landreth, CFA	X

MULTIMANAGER MID CAP VALUE PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is thenumber of other accounts of the Adviser managed by theportfolio manager and the total assets in the accountsmanaged within each category as of December 31, 2007						Presented below for each of the categories is the numberof accounts and the total assets in the accounts withrespect to which the advisory fee is based on theperformance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
AXA ROSENBERG INVESTMENT MANAGEMENT LLC
William E. Ricks	20	$8.1 Billion	17	$3.9 Billion	171	$27.5 Billion	10	$3.6 Billion	1	$16.4 Million	31	$6.0 Billion
TCW INVESTMENT MANAGEMENT COMPANY
Nicholas F. Galluccio	7	$1.55 Billion	10	$561.2 Million	32	$1.85 Billion	0	N/A	7	$75.1 Million	7	$540.2 Million
Susan I. Suvall	7	$1.55 Billion	10	$561.2 Million	32	$1.85 Billion	0	N/A	7	$75.1 Million	7	$540.2 Million
WELLINGTON MANAGEMENT COMPANY, LLP
James N. Mordy	9	$3.96 Billion	3	$112.1 Million	11	$1.83 Billion	0	N/A	0	N/A	2	$79.5 Million

AXA ROSENBERG INVESTMENT MANAGEMENT LLC

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation

Compensation is paid by AXA Rosenberg Investment Management LLC. The components include base salary, bonus, and deferred compensation, all of which are fixed, and not based on performance of any of the indicated funds.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
William E. Ricks	X

TCW INVESTMENT MANAGEMENT COMPANY

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or TCW has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Fund. TCW has adopted policies and procedures reasonably designed to address these types of conflicts and TCW believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Portfolio Managers Compensation

The overall objective of the compensation program for portfolio managers is for the Advisor to attract what it considers competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and the Advisor and its affiliates within The TCW Group (collectively, “TCW”). Portfolio managers are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”), bonus and equity incentive participation in the Advisor’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary.    Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager’s compensation.

Profit Sharing.    Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. Profit sharing may be determined on a gross basis, without the deduction of expenses; in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. The profit sharing percentage used to compensate a portfolio manager for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for TCW, with limited exceptions involving grandfathered accounts (accounts that become clients of TCW before or after a specified date or former clients of a manager that joined TCW from another firm), firm capital of TCW or accounts sourced through a distinct distribution channel. Income included in a profit sharing pool will relate to the products managed by the portfolio manager. In some cases, the pool includes revenues related to more than one equity or fixed income product where the portfolio managers work together as a team, in which case each participant in the pool is entitled to profit sharing derived from all the included products. In certain cases, a portfolio manager may also participate in a profit sharing pool that includes revenues from products besides the strategies offered in the TCW Funds, including alternative investment products (as described below); the portfolio manger would be entitled to participate in such pool where he or she supervises, is involved in the management of, or is associated with a group, other members of which manage, such products. Profit sharing arrangements are generally the result of agreement between the portfolio manager and TCW, although in some cases they may be discretionary based on supervisor allocation.

In some cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus, except in the case of the Growth Insights Fund where profit sharing of managers is tied to the full menu of TCW-managed equity products that outperform their associated benchmarks. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds. In the case of the Equities and Focused Equities Funds, which have two benchmarks, the Russell 1000 Value is used.

Certain accounts of TCW (but not the Funds) have a performance (or incentive) fee in addition to or in lieu of an asset-based fee. For these accounts, the profit sharing pool from which the portfolio managers’ profit sharing compensation is paid will include the performance fees. For investment strategies investing in marketable securities such as those employed in the Funds, the performance fee normally consists of an increased asset-based fee, the increased percentage of which is tied to the performance of the account relative to a benchmark (usually the benchmark associated with the strategy). In these marketable securities strategies, the profit sharing percentage applied relative to performance fees is generally the same as it is for the asset-based fees chargeable to the Fund. In the case of alternative investment strategies and TCW’s “alpha” strategies” , performance fees are based on the account achieving net gains over a specified rate of return to the account or to a class of securities in the account. Profit sharing for alternative investment strategies may also include structuring or transaction fees. “Alpha strategies” are those in which the strategy seeks to provide incremental risk-adjusted return relative to a LIBOR rate of return through alpha and beta isolation techniques, that include the use of options, forwards and derivative instruments. “Alternative investment strategies” include (a) mezzanine or other forms of privately placed financing, distressed investing, private equity, project finance, real estate investments, leveraged strategies (including short sales) and other similar strategies not employed by the Funds or (b) strategies employed by the Funds that are offered in structured vehicles, such as collateralized loan obligations or collateralized debt obligations or in private funds (sometimes referred to as hedge funds). In the case of certain alternative investment products in which a portfolio manager may be entitled to profit sharing compensation, the profit sharing percentage for performance fees may be lower or higher than the percentage applicable to the asset-based fees.

Discretionary Bonus/Guaranteed Minimums.    In general, portfolio managers do not receive discretionary bonuses. However, in some cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by TCW. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.

Equity Incentives.    All portfolio managers participate in equity incentives based on overall firm performance of TCW and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. Participation is generally determined in the discretion of TCW, taking into account factors relevant to the portfolio manager’s contribution to the success of TCW. Portfolio managers participating in the TCW 2001 or 2005 TCW Stock Option Plan will also generally participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which may be realized after certain vesting requirements are met. Some portfolio managers are direct stockholders of TCW and/or Société Générale, as well.

Other Plans and Compensation Vehicles.    Portfolio managers may also participate in a deferred compensation plan that is generally available to a wide-range of officers of TCW, the purpose of which is to allow the participant to defer portions of income to a later date while accruing earnings on a tax-deferred basis based on performance of TCW-managed products selected by the participant. Portfolio managers may also elect to participate in TCW’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Nicholas F. Galluccio	X
Susan I. Suvall	X

*	The TCW Code of Ethics prohibits TCW employees from purchasing or otherwise acquiring shares of any third party mutual fund advised or sub-advised by TCW. As a result, the portfolio managers did not own any shares of the fund.

WELLINGTON MANAGEMENT COMPANY, LLP

Description of Material Conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and AXA Equitable Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2007.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager, a partner of Wellington Management, is determined by the Managing Partners of the firm. The Portfolio Manager’s base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the Russell 2500 Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. The Portfolio Manager is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula as a partner of the firm.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
James N. Mordy	X

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the numberof other accounts of the Adviser managed by the portfoliomanager and the total assets in the accounts managedwithin each category as of December 31, 2007						Presented below for each of the categories is the numberof accounts and the total assets in the accounts withrespect to which the advisory fee is based on theperformance of the account
	Registered InvestmentCompanies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
EAGLE ASSET MANAGEMENT, INC.
Bert Boksen	13	$1.005 Billion	2	$42 Million	2739	$1.214 Billion	0	N/A	2	$42 Million	1	$38 Million
Eric Mintz	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
WELLS CAPITAL MANAGEMENT INC*
Jerome Philpott	4	$892 Million	2	$45 Million	14	$1.5 Billion	0	N/A	0	N/A	2	$370 Million
Stuart Roberts	4	$892 Million	2	$45 Million	12	$1.5 Billion	0	N/A	0	N/A	2	$370 Million
Thomas C. Ognar	3	$2.2 Billion	3	$60 Million	23	$900 Million	0	N/A	0	N/A	1	$400 Million
Bruce C. Olson	3	$2.2 Billion	3	$60 Million	13	$900 Million	0	N/A	0	N/A	1	$400 Million

*	In the “Other Pooled Investment Vehicles” category above, the advisory fee payable to Eagle is based upon the account’s performance.

EAGLE ASSET MANAGEMENT, INC.

Description of Any Material Conflicts.

Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P.. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the limited partnership.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Eagle has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Eagle are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Eagle and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation. The officers and employees of Eagle and accounts in which affiliated persons have an investment interest, may at times buy or sell and have positions in securities which may be those recommended for purchase or sale to investment advisory clients. In addition, Eagle and its related persons may also give advice and take action in the performance of their duties to clients, which may differ from, or be similar to the advice given, or the timing and nature of action taken, with respect to their own accounts. Eagle may combine transaction orders placed on behalf of clients, including accounts in which affiliated persons of Eagle have an investment interest. Eagle seeks to ensure that the firm and its employees do not personally benefit from the short-term market effects of recommendations to or actions for clients through personal securities policies and procedures under our firm’s Code of Ethics. Eagle typically compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the performance of managed funds and accounts. Each portfolio manager is evaluated based on the composite performance of funds and accounts in each product for which the individual serves on the portfolio management team. This evaluation may afford differing weights to specific funds, accounts or products based on a portfolio manager’s contribution or responsibility to the team. This weighting process is based on the overall size of a given fund or investment product and portfolio manager responsibility and/or contribution and may provide incentive for a portfolio manager to favor another account over the fund. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund. Eagle has established procedures to mitigate these conflicts, including the review of performance dispersion across all firm managed accounts and policies to monitor trading and best execution for all managed accounts and funds.

Compensation

Mr. Boksen is paid a base salary that is competitive with other portfolio managers in the industry, based on industry surveys. Eagle seeks to maintain a compensation program that is competitively positioned to attract and retain high caliber investment professionals. Investment professionals receive a base salary and deferred compensation along with a variable bonus based on revenues on accounts under management and the relative (pre-tax) performance (typically 1- and 3-year performance) of these accounts and various other variable forms of compensation, including stock options and an Executive benefit plan. Eagle has created a compensation plan that provides its investment professionals with long term financial incentives and encourages them to develop their careers at Eagle. Their investment professionals are compensated as follows:

•	All portfolio managers are paid base salaries that are competitive with others in their fields, based on industry surveys;

•	Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;

•	Additional deferred compensation plans including restricted stock awards and stock option programs may be provided to key investment professionals;

•	All portfolio managers generally are eligible to receive benefits from Eagle’s parent company including a 401(k) plan, profit sharing, Long-Term Incentive Plan, and Employee Stock Purchase Plan.

Although some accounts may pay significantly higher or lower fees then the Fund, there is no difference between the basic methodology used to determine M. Boksen’s compensation with respect to the Fund and other Funds managed by Mr. Boksen. Mr. Boksen’s additional compensation includes receipt of 50% of the net profits generated by the General Partner EB Management I.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
Bert Boksen	X
Eric Mintz	X

WELLS CAPITAL MANAGEMENT INC.

Description of Any Material Conflicts.

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Compensation

We believe that the quality of an investment firm is derived from the intelligence, experience and leadership capabilities of its people. Recruitment and retention are therefore key components of a firm’s success.

Wells Capital Management has designed compensation programs to be competitive with those offered by our key competitors in the investment industry.

Compensation for portfolio managers is focused on annual and historical performance as compared to the portfolio’s objectives, and by contribution to client retention, asset growth and business relationships. Research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients’ portfolios as measured by the performance metrics described here. Performance is evaluated over one-year, three-year, and five-year periods, on a pre-tax basis.

Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios, which we believe provides direct participation in the growth and success of the company and its clients. Revenue sharing is one example of a powerful incentive program which helps retain and attract the caliber of investment talent that we believe characterizes Wells Capital Management’s investment teams.

Wells Capital Management encourages professional development of all its employees to enhance their knowledge and expertise and further their value to our firm. We encourage our professionals to pursue their Masters in Business Administration, the Chartered financial Analyst designation and other recognized industry programs, where employees may be rewarded for their achievements and reimbursed for their educational fees. Executives also participate in executive/management training seminars and conferences.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
Jerome Philpott	X
Stuart Roberts	X
Thomas C. Ognar	X
Bruce C. Olson	X

MULTIMANAGER SMALL CAP VALUE PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the numberof other accounts of the Adviser managed by the portfoliomanager and the total assets in the accounts managedwithin each category as of December 31, 2007						Presented below for each of the categories is the numberof accounts and the total assets in the accounts withrespect to which the advisory fee is based on theperformance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
FRANKLIN ADVISORY SERVICES, LLC
William J. Lippman	14	$13.61 Billion	1	$522.4 Million	0	N/A	0	N/A	0	N/A	0	N/A
Bruce C. Baughman, CFA	14	$13.61 Billion	1	$522.4 Million	0	N/A	0	N/A	0	N/A	0	N/A
Margaret McGee	14	$13.61 Billion	1	$522.4 Million	0	N/A	0	N/A	0	N/A	0	N/A
Y. Dogan Sahin, CFA	10	$1.23 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Donald G. Taylor, CPA	14	$13.61 Billion	1	$522.4 Million	0	N/A	0	N/A	0	N/A	0	N/A
LAZARD ASSET MANAGEMENT LLC
Andrew Lacey	7	$12.42 Billion	46	$1.21 Billion	489	$3.88 Billion	0	N/A	0	N/A	0	N/A
Patrick Mullin	3	$332.01 Million	2	$25.20 Million	14	$132.19 Million	0	N/A	0	N/A	0	N/A
Mark Stuckelman	0	N/A	0	N/A	3	$77.49 Million	0	N/A	0	N/A	0	N/A

FRANKLIN ADVISORY SERVICES, LLC

Description of Any Material Conflicts.

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary    Each portfolio manager is paid a base salary.

Annual bonus    Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance.    Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance.    The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation    Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
William J. Lippman	X
Bruce C. Baughman, CFA	X
Margaret McGee	X
Y. Dogan Sahin, CFA	X
Donald G. Taylor, CPA	X

LAZARD ASSET MANAGEMENT LLC

Description of Any Material Conflicts.

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

Compensation

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001 - $1,000,000	over $1,000,000
Andrew Lacey	X
Patrick Mullin	X
Mark Stuckelman	X

MULTIMANAGER TECHNOLOGY PORTFOLIO (“FUND”)
	Presented below for each portfolio manager is the numberof other accounts of the Adviser managed by the portfoliomanager and the total assets in the accounts managedwithin each category as of December 31, 2007						Presented below for each of the categories is the numberof accounts and the total assets in the accounts withrespect to which the advisory fee is based on theperformance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
FIRSTHAND CAPITAL MANAGEMENT, INC.
Kevin M. Landis	7	$521 million	1	$2.9 million	1	$296,000	0	N/A	1	$2.9 million	0	N/A
RCM CAPITAL MANAGEMENT LLC
Huachen Chen	8	$2.95 Billion	0	N/A	14	$104 Million	0	N/A	0	N/A	0	N/A
Walter Price	10	$2.99 Billion	2	$10 Million	8	$45 Million	0	N/A	2	$10 Million	0	N/A
WELLINGTON MANAGEMENT COMPANY, LLP
John F. Averill	3	$97.3 Million	19	$636.7 Million	33	$575.2 Million	0	N/A	4	$401.5 Million	3	$414.8 Million
Bruce L. Glazer	3	$65.5 Million	37	$600.8 Million	108	$1.09 Billion	0	N/A	4	$301.7 Million	14	$459.8 Million
Anita M. Killian	3	$83.8 Million	35	$381.3 Million	107	$1.24 Billion	0	N/A	2	$31 Million	13	$163.9 Million
Scott E. Simpson	3	$176.8 Million	30	$1.07 Billion	95	$3.20 Billion	0	N/A	2	$64.7 Million	12	$679.5 Million
Eric Stromquist	3	$88.5 Million	15	$137.2 Million	25	$461.5 Million	0	N/A	1	$31.4 Million	3	$379.3 Million

FIRSTHAND CAPITAL MANAGEMENT, INC.

Description of any material conflicts

Kevin Landis manages portfolios in several different investment styles and vehicles, including mutual funds, hedge funds and separate accounts. He makes investment decisions for each portfolio based on the investment objectives, strategies, and policies of each portfolio, including the Fund’s. As a result, he may purchase securities for one portfolio and not another and may, in fact, purchase a security for one portfolio while appropriately selling the same security for another portfolio. In addition, some of these portfolios have fee structures that are higher than the fees paid by the Fund to Firsthand Capital Management, Inc.

Firsthand’s objective is to provide the same high-quality investment services to all clients, while meeting our fiduciary obligations to treat all clients fairly. Firsthand has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts that may arise from managing multiple accounts for multiple clients. Firsthand monitors a variety of areas, including compliance with the firm’s Code of Ethics, trade and IPO allocation, and compliance with the Fund’s objectives, policies, and procedures.

Compensation

Portfolio manager compensation contains both fixed and variable components. The fixed component consists of a competitive salary and benefits. The variable component consists of periodic bonuses, the majority of which are based on the portfolio manager’s investment performance, but also includes qualitative elements such as teamwork, compliance, and quality of research. The annual bonus pool for portfolio managers and other investment professionals is determined by Firsthand’s executive management team and is based on the overall performance of the managed portfolios, the overall performance of the company, and Firsthand Funds assets. The investment performance factor is based upon the investment performance of the Firsthand mutual funds managed by the portfolio manager. The investment performance factor is based on a comparison of the portfolio manager’s performance against the performance of an appropriate benchmark (typically a technology sector index or an index of technology sector funds). In calculating this component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 25%, performance for the most recent five-year period is weighted 25%, and performance for the most recent ten-year period is weighted 25%. If the portfolio manager does not have applicable performance for a time period, that factor will be weighted at 0%. Bonuses may be awarded near the end of a calendar year.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001- $500,000	$500,001-$1,000,000	over $1,000,000
Kevin M. Landis	X

RCM CAPITAL MANAGEMENT LLC

Description of any material conflicts

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM believes are faced by investment professionals at most major financial firms. RCM has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts.

These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a fund as well as other accounts, RCM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one RCM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. RCM has adopted compliance procedures that provide that any transaction between funds and another RCM-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(c) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. RCM’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to Codes of Ethics adopted by RCM, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. See “Code of Ethics”.

Pallas Investment Partners, L.P. (“Pallas”) and Related Entities. Pallas is an investment adviser registered with the SEC. Pallas is owned by Walter Price. Mr. Price is dually employed by Pallas and by RCM.

Pallas serves as investment manager to two unregistered investment companies (the “Pallas Hedge Funds”) – Pallas Global Technology Hedge Fund, L.P. and Pallas Investments II, L.P., each a Delaware limited partnership. The general partner of Pallas Investments II, L.P. and Pallas Global Technology Hedge Fund, L.P. is Pallas Investments, LLC, a Delaware limited liability company (the “General Partner”). Mr. Price owns a majority of the interests in the General Partner. RCM has the right to a minority percentage of the profits of Pallas that are derived from the Pallas Hedge Funds. RCM has a minority ownership interest in the General Partner.

Each of the Pallas Hedge Funds pays a management fee and an incentive fee (based on a percentage of profits) to either Pallas or the General Partner. The management fee is 1.25% for Pallas Investments II,

L.P. and Pallas Global Technology Hedge Fund, L.P. Mr. Price acts as portfolio manager for certain RCM client accounts including, among others, the AXA Premier VIP Technology Portfolio.

RCM and Pallas share common employees, facilities, and systems. Pallas may act as investment adviser to one or more of RCM’s affiliates, and may serve as sub-adviser for accounts or clients for which RCM or one of its affiliates serves as investment manager or investment adviser. RCM also may provide other services, including but not limited to investment advisory services or administrative services, to Pallas.

RCM, Pallas, and the Allianz Advisory Affiliates all engage in proprietary research and all acquire investment information and research services from broker-dealers. RCM and the Allianz Advisory Affiliates share such research and investment information.

In addition, trades entered into by Pallas on behalf of Pallas’ clients are executed through RCM’s equity trading desk, and trades by Pallas on behalf of Pallas’ clients (including the Pallas Hedge Funds) are aggregated with trades by RCM on behalf of RCM’s clients. All trades on behalf of Pallas’ clients that are executed through RCM’s equity trading desk will be executed pursuant to procedures designed to ensure that all clients of both RCM and Pallas (including the Pallas Hedge Funds) is treated fairly and equitably over time. The General Partner and/or Pallas receive a participation in the profits of the Pallas Hedge Funds. Mr. Price also invested personally in one or more of the Pallas Hedge Funds. As a result, Mr. Price has a conflict of interest with respect to the management of the Pallas Hedge Funds and the other accounts that he manages, and he may have an incentive to favor the Pallas Hedge Funds over other accounts that he manages. RCM has adopted procedures reasonably designed to ensure that Mr. Price meets his fiduciary obligations to all clients for whom he acts as portfolio manager and treats all such clients fairly and equitably over time.

Compensation

Each portfolio manager’s compensation consists of the following elements:

Base Salary.    Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by RCM.

Annual Bonus and profit sharing opportunity.    Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she managers, as well as the performance of the individual’s portfolio management team and the overall success of the firm. A target bonus amount is established at the beginning of the year based on peer data. The target bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual, with 50% of the performance rating measured relative to the relevant portfolio/Fund’s benchmark and 50% of the rating measured relative to the performance of an appropriate peer group (either the relevant Fund’s Lipper or institutional peer group). Performance is calculated over a three year trailing period. The remaining 30% of the bonus is based on a qualitative review of the individual’s performance (with 10% from peer reviews and 20% from the appraisal by the individual’s manager).

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Huachen Chen	X
Walter Price	X

WELLINGTON MANAGEMENT COMPANY, LLP

Description of Material Conflicts

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.

The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another portfolio. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Messrs. Averill, Glazer and Stromquist also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation

The Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in the Investment Subadvisory Agreement between Wellington Management and AXA Equitable Life Insurance Company on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2007.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Investment Professionals includes a base salary and incentive components. The base salary for each Investment Professional, as partners of Wellington Management, is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the Russell 1000 Technology Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. The Investment Professionals are partners of the firm.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
John F. Averill	X
Bruce L. Glazer	X
Anita M. Killian	X
Scott E. Simpson	X
Eric Stromquist	X

AXA ALLOCATION PORTFOLIOS AXA TARGET ALLOCATION PORTFOLIOS AXA FUNDS MANAGEMENT GROUP UNIT (“ADVISER”)
	Presented below for each portfolio manager is thenumber of other accounts of the Adviser managed bythe portfolio manager and the total assets in theaccounts managed within each category as ofDecember 31, 2007						Presented below for each of the categories is the numberof accounts and the total assets in the accounts withrespect to which the advisory fee is based on theperformance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total assets	# of Accts.	Total Assets	Number of Accounts	Total Assets
AXA CONSERVATIVE ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	15	$26.4 Billion	3	$0.4 Billion	0	N/A	0	N/A	0	N/A	0	N/A
AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	15	$25.8 Billion	3	$0.4 Billion	0	N/A	0	N/A	0	N/A	0	N/A
AXA MODERATE ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	15	$17.5 Billion	3	$0.4 Billion	0	N/A	0	N/A	0	N/A	0	N/A
AXA MODERATE-PLUS ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	15	$16.1 Billion	3	$0.4 Billion	0	N/A	0	N/A	0	N/A	0	N/A
AXA AGGRESSIVE ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	15	$23.8 Billion	3	$0.4 Billion	0	N/A	0	N/A	0	N/A	0	N/A
TARGET 2015 ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	15	$26.9 Billion	3	$0.4 Billion	0	N/A	0	N/A	0	N/A	0	N/A
TARGET 2025 ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	15	$26.9 Billion	3	$0.4 Billion	0	N/A	0	N/A	0	N/A	0	N/A
TARGET 2035 ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	15	$26.9 Billion	3	$0.4 Billion	0	N/A	0	N/A	0	N/A	0	N/A
TARGET 2045 ALLOCATION PORTFOLIO
Kenneth T. Kozlowski	15	$26.9 Billion	3	$0.4 Billion	0	N/A	0	N/A	0	N/A	0	N/A

Description of any material conflicts

The Allocation Portfolios and the other registered investment companies for which Messrs. Kozlowski, Grennon and Poutas serve as the portfolio managers are each structured as a “fund of funds,” which invest in other registered investment companies for which AXA Equitable serves as the investment manager. None of such portfolios is subject to an advisory fee that is based on the performance of the portfolio. Given such “fund of funds” structure and the absence of performance-based advisory fee, as well as the lack of any impact of portfolio performance on individual portfolio manager’s compensation as further described below, Messrs. Kozlowski, Grennon and Poutas are not, as a general matter, subject to the potential conflicts of interest that may arise in connection with their management of the Allocation Portfolios, on the one hand, and the other portfolios, on the other, such as material differences in the investment strategies or allocation of investment opportunities.

Compensation as of December 31, 2007

Because Messrs. Kozlowski, Grennon and Poutas serve as officers and employees of AXA Equitable, and their respective roles are not limited to serving as the portfolio managers of the portfolios and other accounts managed by them, their compensation is based on AXA Equitable’s compensation program as it applies to the firm’s officers in general. AXA Equitable’s compensation program consists of a base salary, short-term incentive compensation and long-term incentive compensation. Individual jobs are defined based on scope, responsibility and market value and assigned to a specific level within the firm’s base salary structure. An individual’s base salary is then established within the range of such structure based on a combination of experience, skills, job content and performance and periodically evaluated based on survey data and market research. Annual short-term incentive compensation opportunities, granted in cash, are made available depending on whether firm-wide objectives were met during the year, as measured by various performance objectives such as underlying and adjusted earnings, expense management and sales. Once the target level of the short-term incentive compensation, granted in the form of stock options, restricted stocks, and/or performance units, is offered in a manner similar to the short-term incentive compensation and is based on the combination of firm-wide performance and individual performance.

Ownership of Securities

AXA CONSERVATIVE ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
AXA CONSERVATIVE-PLUS ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
AXA MODERATE ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski			X
AXA MODERATE-PLUS ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski			X
AXA AGGRESSIVE ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski			X
TARGET 2015 ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
TARGET 2025 ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
TARGET 2035 ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X
TARGET 2045 ALLOCATION PORTFOLIO
Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001- $1,-00,000	over $1,000,000
Kenneth T. Kozlowski	X

APPENDIX C

INVESCO AIM CAPITAL MANAGEMENT, INC.

PROXY VOTING GUIDELINES

INTRODUCTION

Our Belief

Invesco Aim’s Trustees and investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco Aim may fulfill its fiduciary obligation to our fund shareholders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco Aim believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco Aim considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over the funds’ typical investment horizon.

Proxy voting is an integral part of Invesco Aim’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco Aim’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco Aim exercise its voting power to advance its own commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

PROXY ADMINISTRATION

The Invesco Aim Proxy Committee consists of seven members representing Invesco Aim’s Legal, Compliance and Investments departments. Invesco Aim’s Proxy Voting Guidelines are revised annually by the Proxy Committee, and are approved by the Invesco Aim Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco Aim uses information gathered from our own research, company managements, Invesco Aim’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco Aim’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco Aim gives proper consideration to the recommendations of a company’s Board of Directors.

IMPORTANT PRINCIPLES UNDERLYING THE AIM PROXY VOTING GUIDELINES

I.    Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco Aim endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco Aim votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco Aim applies this principle of accountability.

•

Elections of Directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco Aim votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco Aim’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco Aim’s investment thesis on a company.

•

Director Performance. Invesco Aim withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco Aim may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco Aim may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee Members. Invesco Aim believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco Aim considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority Standard in Director Elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco Aim supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•

Classified Boards. Invesco Aim supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority Voting Requirements. Unless proscribed by law in the state of incorporation, Invesco Aim votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco Aim withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative Voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco Aim supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

•	Shareholder Access. On business matters with potential financial consequences, Invesco Aim votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.    Incentives

Invesco Aim believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco Aim supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the fund’s investment.

Following are specific voting issues that illustrate how Invesco Aim evaluates incentive plans.

•

Executive Compensation. Invesco Aim evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco Aim believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco Aim generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco Aim supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-Based Compensation Plans. When voting to approve or reject equity-based compensation plans, Invesco Aim compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco Aim votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

•

Employee Stock-Purchase Plans. Invesco Aim supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance Agreements. Invesco Aim generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.    Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco Aim analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco Aim generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco Aim’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.    Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco Aim analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.    Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco Aim votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco Aim generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco Aim supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.    Shareholder Proposals on Corporate Governance

Invesco Aim generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

VII.    Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are difficult to assess. Analyzing the costs and economic benefits of these proposals is highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco Aim’s typical investment horizon. Therefore, Invesco Aim abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature.

VIII.    Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco Aim votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco Aim votes against proposals to conduct other unidentified business at shareholder meetings.

SUMMARY

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders insight into the factors driving Invesco Aim’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco Aim may vote the shares held on a fund-by-fund basis.

EXCEPTIONS

In certain circumstances, Invesco Aim may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-Lending Programs

One reason that some portion of Invesco Aim’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco Aim determines that the benefit to shareholders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

“Share-Blocking”

Another example of a situation where Invesco Aim may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco Aim generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders of voting a specific proxy outweighs the fund’s temporary inability to sell the security.

International Constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco Aim makes voting decisions for non-U.S. issuers using these Proxy Voting Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco Aim retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Invesco Aim Proxy Committee deems not to be in the best interest of the funds’ shareholders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

RESOLVING POTENTIAL CONFLICTS OF INTEREST

A potential conflict of interest arises when Invesco Aim votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco Aim’s products, or issuers that employ Invesco Aim to manage portions of their retirement plans or treasury accounts. Invesco Aim reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders and Invesco Aim.

Invesco Aim takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco Aim may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by Invesco Aim’s Proxy Voting Guidelines, Invesco Aim may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco Aim may engage an independent third party to determine how the proxy should be voted; or (3) Invesco Aim may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco Aim’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Invesco Aim Proxy Committee.

On a quarterly basis, the Invesco Aim Funds Boards of Trustees review a report from Invesco Aim’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco Aim maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco Aim’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Invesco Aim Proxy Committee.

Personal Conflicts of Interest. If any member of the Invesco Aim Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Committee member will inform the Committee of such conflict and will abstain from voting on that company or issue.

Funds of Funds. Some Invesco Aim funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Aim funds. A potential conflict of interest could arise if an underlying Invesco Aim fund has a shareholder meeting with any proxy issues to be voted on, because Invesco Aim’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

POLICIES AND VOTE DISCLOSURE

A copy of these Proxy Voting Guidelines and the voting record of each Invesco Aim fund are available on our web site, www.aiminvestments.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

ALLIANCEBERNSTEIN L.P.

October 2006

Statement of Policies and Procedures for Proxy Voting

1.	Introduction

As a registered investment adviser, AllianceBernstein L.P. (“AllianceBernstein”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein’s growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.	Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.	Corporate Governance

AllianceBernstein’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2.	Elections of Directors

Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3.	Appointment of Auditors

AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4.	Changes in Legal and Capital Structure

Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan.

However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.	Corporate Restructurings, Mergers and Acquisitions

AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.	Proposals Affecting Shareholder Rights

AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.	Anti-Takeover Measures

AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.	Executive Compensation

AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9.	Social and Corporate Responsibility

AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.	Proxy Voting Procedures

3.1.	Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.	Conflicts of Interest

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients’ best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3.	Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein’s voting instructions. Although it is AllianceBernstein’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.	Loaned Securities

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.	Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

AXA ROSENBERG INVESTMENT MANAGEMENT LLC

PROXY VOTING PROCEDURES AND POLICIES

AS OF MARCH 2005

Statement of Proxy Voting

Proxy voting is an important right of the shareholders. Consequently, it is AXA Rosenberg Investment Management LLC’s and its advisory affiliates’ (collectively, “AXA Rosenberg”) policy to vote proxy proposals on behalf of its clients in a manner which is reasonably anticipated to further the best economic interests of those clients and consistent with enhancing shareholder value.

The client relationships in which AXA Rosenberg will vote the proxies include:

•	Employee benefit plans and other clients subject to ERISA;

•	Institutional clients, not subject to ERISA, which have delegated proxy-voting responsibility to AXA Rosenberg;

•	Certain registered investment companies advised or sub-advised by AXA Rosenberg; and

•	Limited partnerships and other commingled funds advised by AXA Rosenberg.

AXA Rosenberg will also accommodate clients who delegate proxy voting responsibility to AXA Rosenberg, but who wish to retain the right to exercise proxy voting rights associated with their portfolio on specific proxy issues.

For those advisory clients who have not delegated or who have expressly retained proxy-voting responsibility, AXA Rosenberg has no authority and will not vote any proxies for those client portfolios.

Proxy Voting Procedures

AXA Rosenberg has retained third party service providers (the “Service Providers”) to assist AXA Rosenberg in coordinating and voting proxies with respect to client securities. Once it is deemed that AXA Rosenberg will vote proxies on behalf of a client, AXA Rosenberg notifies Service Providers of this delegation, thereby enabling Service Providers to automatically receive proxy information. AXA Rosenberg monitors Service Providers to assure that the proxies are being properly voted and appropriate records are being retained.

Service Providers will:

1.	Keep a record of each proxy received;

2.	Determine which accounts managed by AXA Rosenberg hold the security to which the proxy relates;

3.	Compile a list of accounts that hold the security, together with the number of votes each account controls and the date by which AXA Rosenberg must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer prior to the vote taking place.

Other than the recommendations from the Service Providers, AXA Rosenberg will not accept direction as to how to vote individual proxies for whom it has voting responsibility from any other person or organization, except from a client to vote proxies for that client’s account.

Conflicts of Interest

AXA Rosenberg realizes that situations may occur whereby an actual or apparent conflict of interest could arise. For example, AXA Rosenberg may manage a portion of assets of a pension plan of a company whose management is soliciting proxies. We believe our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will instruct the Service Providers to vote proxies in our clients’ best interests unless specifically instructed by a client to vote proxies for that client’s account in a particular manner.

Proxies of Certain Non-US Issuers

Proxy voting procedures in certain countries can be complicated, expensive, and impede AXA Rosenberg’s ability to vote proxies for our clients. For example, countries that require “share blocking,” require manual voting, require providing local agents with power of attorney to facilitate voting instructions, etc. Accordingly, if we determine that in certain situations the responsibility/cost of voting exceeds the expected benefit to the client, we may abstain from voting those shares.

Disclosure

AXA Rosenberg will include a copy of these policies and procedures in its Form ADV Part II. Additionally, upon request, on an annual basis, AXA Rosenberg will provide its clients with the proxy voting record for that client’s account.

BLACKROCK ADVISORS, LLC

AND ITS AFFILIATED SEC REGISTERED INVESTMENT ADVISERS

SEPTEMBER 30, 2006

PROXY VOTING POLICIES AND PROCEDURES

These Proxy Voting Policies and Procedures (“Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers1 (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.2 Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,3 whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).4 When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.5 It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

[1]	The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.
[2]

In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

[3]

Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

[4]	DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
[5]

Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.6 The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.

I.    Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.7

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues — such as approval of mergers and other significant corporate transactions — require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).8

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment

[6]

Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

[7]	The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.
[8]

The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.9 All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services (“ISS”) in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II.    Special Circumstances

Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

[9]

The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a “BlackRock Client”).10 In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

•

The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

•

if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

III.    Voting Guidelines

The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

[10]	Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

A.    Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

#	VOTE and DESCRIPTION
A.1

FOR nominees for director of United States companies in uncontested elections, except for nominees who

•       have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

•       voted to implement or renew a “dead-hand” poison pill

•       ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•       failed to act on takeover offers where the majority of the shareholders have tendered their shares

•       are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•       on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

•       sit on more than six boards of public companies

A.2	FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis
A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
A.5	AGAINST proposals supporting cumulative voting
A.6	FOR proposals eliminating cumulative voting
A.7	FOR proposals supporting confidential voting
A.8	FOR proposals seeking election of supervisory board members

#	VOTE and DESCRIPTION
A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
A.10	AGAINST shareholder proposals for term limits for directors
A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
A.13	FOR proposals requiring a majority of independent directors on a Board of Directors
A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
A.17	FOR proposals to elect account inspectors
A.18	FOR proposals to fix the membership of a Board of Directors at a specified size
A.19	FOR proposals permitting shareholder ability to nominate directors directly
A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly
A.21	FOR proposals permitting shareholder ability to remove directors directly
A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

B.    Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1

FOR approval of independent auditors, except for

•       auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

•       auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation

•       on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company

B.2	FOR proposals seeking authorization to fix the remuneration of auditors
B.3	FOR approving internal statutory auditors
B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

C.    Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

C.1	IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
C.2	FOR proposals to eliminate retirement benefits for outside directors
C.3	AGAINST proposals to establish retirement benefits for outside directors
C.4	FOR proposals approving the remuneration of directors or of supervisory board members
C.5	AGAINST proposals to reprice stock options
C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
C.8	AGAINST proposals seeking to pay outside directors only in stock
C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
C.10	AGAINST proposals to ban all future stock or stock option grants to executives
C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy
C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital
D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
D.3	FOR management proposals approving share repurchase programs
D.4	FOR management proposals to split a company’s stock
D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

E.    Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee opposes poison pill provisions.

The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill
E.2	FOR proposals seeking to redeem a poison pill
E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification
E.4	FOR management proposals to change the company’s name

F.    Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”
F.2	FOR proposals designating two shareholders to keep minutes of the meeting
F.3	FOR proposals concerning accepting or approving financial statements and statutory reports
F.4	FOR proposals approving the discharge of management and the supervisory board
F.5	FOR proposals approving the allocation of income and the dividend

F.6	FOR proposals seeking authorization to file required documents/other formalities
F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions
F.8	FOR proposals appointing inspectors of elections
F.9	FOR proposals electing a chair of the meeting
F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet
F.11	AGAINST proposals to require rotating sites for shareholder meetings

G.    Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1

FOR nominees for director of mutual funds in uncontested elections, except for nominees who

•       have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

•       ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•       are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•       on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2	FOR the establishment of new series or classes of shares
G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental
G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement
G.6	FOR classified boards of closed-end investment companies

H.    Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct
H.2

AGAINST proposals seeking to have companies provide non-required reports on:

•       environmental liabilities;

•       bank lending policies;

•       corporate political contributions or activities;

•       alcohol advertising and efforts to discourage drinking by minors;

•       costs and risk of doing business in any individual country;

•       involvement in nuclear defense systems

H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
H.4	AGAINST proposals seeking implementation of the CERES principles

Notice to Clients

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.11 BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

[11]

Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

CLEARBRIDGE ADVISORS

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AND RESTATED AS OF JUNE 26, 2007

I.    TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

II.    GENERAL GUIDELINES

III.    HOW CLEARBRIDGE VOTES

IV.    CONFLICTS OF INTEREST

V.    VOTING POLICY

(1)	Election of directors
(2)	Proxy contests
(3)	Auditors
(4)	Proxy contest defenses
(5)	Tender offer defenses
(6)	Miscellaneous governance provisions
(7)	Capital structure
(8)	Executive and director compensation
(9)	State of incorporation
(10)	Mergers and corporate restructuring
(11)	Social and environmental issues
(12)	Miscellaneous

VI.    OTHER CONSIDERATIONS

(1)	Share Blocking
(2)	Securities on Loan

VII.    DISCLOSURE OF PROXY VOTING

VIII.    RECORDKEEPING AND OVERSIGHT

CLEARBRIDGE ADVISORS’1

PROXY VOTING POLICIES AND PROCEDURES

I.    TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary. These policies and procedures are intended to fulfill applicable

[1]	These policies and procedures pertain to ClearBridge Advisors, LLC, ClearBridge Asset Management Inc. and Smith Barney Fund Management, LLC (collectively, “ClearBridge”)

requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.    GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles. Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons. We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.    HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions. In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above. We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations. The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider. If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee. Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.    CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.

(1)	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

A. The policy memorandum attached hereto as Appendix A will be distributed periodically to ClearBridge employees. The policy memorandum alerts ClearBridge employees that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge Compliance.

B. ClearBridge’s finance area shall maintain and make available to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s annual revenues. ClearBridge relies on the policy memorandum directive described in Section IV. (1) A. to identify conflicts of interest arising due to potential client relationships with proxy issuers.

C. As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. Special circumstances, such as contact between ClearBridge and non-ClearBridge personnel, may cause ClearBridge to consider whether non-ClearBridge relationships between Legg Mason and an issuer present a conflict of interest for ClearBridge with respect to such issuer. As noted in Section IV. (1) A., ClearBridge employees are under an obligation to be aware of the potential for conflicts of interest in voting proxies and to bring such conflicts of interest, including conflicts of interest which may arise because of such special circumstances (such as any attempt by a Legg Mason business unit or Legg Mason officer or employee to influence proxy voting by ClearBridge) to the attention of ClearBridge Compliance. Also, ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. For prudential reasons, ClearBridge treats such significant, publicized relationships as creating a potential conflict of interest for ClearBridge in voting proxies.

D. Based on information furnished by ClearBridge employees or maintained by ClearBridge Compliance pursuant to Section IV. (1) A. and C. and by ClearBridge Financial Control pursuant to Section IV. (1) B., ClearBridge Compliance shall maintain an up to date list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts. ClearBridge shall not vote proxies relating to issuers on such list on behalf of client accounts until it has been determined that the conflict of interest is not material or a method for resolving such conflict of interest has been agreed upon and implemented, as described in Section IV below. Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party based on application of the policies set forth herein. Such issues generally are not brought to the attention of the Proxy Committee described in Section IV. (2) Because ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party based on application of the policies set forth herein.

(2)	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

A. ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee shall be comprised of such ClearBridge personnel as are designated from time to time. The current members of the Proxy Committee are set forth on Appendix B hereto.

B. All conflicts of interest identified pursuant to the procedures outlined in Section IV.(1) must be brought to the attention of the Proxy Committee by ClearBridge Compliance for resolution. As noted above, a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because

ClearBridge’s position is that any conflict of interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

C. The Proxy Committee shall determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

D. If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

E. If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee shall determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

i. disclosing the conflict to clients and obtaining their consent before voting;

ii. suggesting to clients that they engage another party to vote the proxy on their behalf;

iii. in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

iv. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

(3)	Third Party Proxy Voting Firm — Conflicts of Interests

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.    VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted. There may be occasions when different investment teams vote differently on the same issue. A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

(1)	Election of Directors

A.	Voting on Director Nominees in Uncontested Elections.

1.	We withhold our vote from a director nominee who:

(a)	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

*	Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.

(b)	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

(c)	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

(d)	is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent;

(e)	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

2.	We vote for all other director nominees.

B.	Chairman and CEO is the Same Person.

1.	We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons. We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

•	Designation of a lead director

•	Majority of independent directors (supermajority)

•	All independent key committees

•	Size of the company (based on market capitalization)

•	Established governance guidelines

•	Company performance

C.	Majority of Independent Directors

1.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the director have no connection to the company other than the board seat. In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following: whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

2.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

D.	Stock Ownership Requirements

1.	We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

E.	Term of Office

1.	We vote against shareholder proposals to limit the tenure of independent directors.

F.	Director and Officer Indemnification and Liability Protection

1.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

2.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

3.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

4.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

G.	Director Qualifications

1.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

2.	We vote against shareholder proposals requiring two candidates per board seat.

(2)	Proxy Contests

A.	Voting for Director Nominees in Contested Elections

1.	We vote on a case-by-case basis in contested elections of directors. Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (ie: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

B.	Reimburse Proxy Solicitation Expenses

1.	We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest. Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

(3)	Auditors

A.	Ratifying Auditors

1.	We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct. Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

B.	Financial Statements and Director and Auditor Reports

1.	We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

C.	Remuneration of Auditors

1.	We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

D.	Indemnification of Auditors

1.	We vote against proposals to indemnify auditors.

(4)	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

1.	We vote against proposals to classify the board.

2.	We vote for proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

1.	We vote against proposals that provide that directors may be removed only for cause.

2.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

3.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

1.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

2.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

3.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

D.	Majority Voting

1.	We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated. In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election). In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

E.	Shareholder Ability to Call Special Meetings

1.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

2.	We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

F.	Shareholder Ability to Act by Written Consent

1.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

2.	We vote for proposals to allow or make easier shareholder action by written consent.

G.	Shareholder Ability to Alter the Size of the Board

1.	We vote for proposals that seek to fix the size of the board.

2.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

H.	Advance Notice Proposals

1.	We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

I.	Amendment of By-Laws

1.	We vote against proposals giving the board exclusive authority to amend the by-laws.

2.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

J.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

•	shareholder rights are protected;

•	there is negligible or positive impact on shareholder value;

•	management provides adequate reasons for the amendments; and

•	the company is required to do so by law (if applicable).

(5)	Tender Offer Defenses

A.	Poison Pills

1.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

2.	We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

3.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision — poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

B.	Fair Price Provisions

1.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

2.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.	Greenmail

1.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.	Unequal Voting Rights

1.	We vote against dual class exchange offers.

2.	We vote against dual class re-capitalization.

E.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.	Supermajority Shareholder Vote Requirement to Approve Mergers

1.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

G.	White Squire Placements

1.	We vote for shareholder proposals to require approval of blank check preferred stock issues.

(6)	Miscellaneous Governance Provisions

A.	Confidential Voting

1.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.

B.	Equal Access

1.	We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C.	Bundled Proposals

1.	We vote on a case-by-case basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals. If the combined effect is positive, we support such proposals.

D.	Shareholder Advisory Committees

1.	We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee. We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

E.	Other Business

We vote for proposals that seek to bring forth other business matters.

F.	Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

G.	Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

(7)	Capital Structure

A.	Common Stock Authorization

1.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

2.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

a)	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

b)	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.

3.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

B.	Stock Distributions: Splits and Dividends

1.	We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but un-issued shares of more than 100% after giving effect to the shares needed for the split.

C.	Reverse Stock Splits

1.	We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

D.	Blank Check Preferred Stock

1.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.

2.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

3.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

E.	Adjust Par Value of Common Stock

1.	We vote for management proposals to reduce the par value of common stock.

F.	Preemptive Rights

1.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

a)	Size of the Company.

b)	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

c)	Percentage of the rights offering (rule of thumb less than 5%).

2.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

G.	Debt Restructuring

1.	We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Generally, we approve proposals that facilitate debt restructuring.

H.	Share Repurchase Programs

1.	We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I.	Dual-Class Stock

1.	We vote for proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

J.	Issue Stock for Use with Rights Plan

1.	We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

K.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent. Any proposed debt issuance is compared to industry and market standards.

L.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

(8)	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan. Additionally, in some cases we would vote against a plan deemed unnecessary.

A.	OBRA-Related Compensation Proposals

1.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

a)	We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

2.	Amendments to Added Performance-Based Goals

a)	We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

3.	Amendments to Increase Shares and Retain Tax Deductions Under OBRA

a)	We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

4.	Approval of Cash or Cash-and-Stock Bonus Plans

a)	We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

B.	Expensing of Options

We vote for proposals to expense stock options on financial statements.

C.	Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options. Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

D.	Shareholder Proposals to Limit Executive and Director Pay

1.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

2.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation. For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10% of fully diluted shares). In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms). Other considerations would include, without limitation, the following:

•	Compensation committee comprised of independent outside directors

•	Maximum award limits

•	Repricing without shareholder approval prohibited

E.	Golden Parachutes

1.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

2.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

F.	Employee Stock Ownership Plans (ESOPs)

1.	We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

G.	401(k) Employee Benefit Plans

1.	We vote for proposals to implement a 401(k) savings plan for employees.

H.	Stock Compensation Plans

1.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

2.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

I.	Directors Retirement Plans

1.	We vote against retirement plans for non-employee directors.

2.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

J.	Management Proposals to Reprice Options

1.	We vote on a case-by-case basis on management proposals seeking approval to reprice options. Considerations include the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation

K.	Shareholder Proposals Recording Executive and Director Pay

1.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

2.	We vote against shareholder proposals requiring director fees be paid in stock only.

3.	We vote for shareholder proposals to put option repricing to a shareholder vote.

4.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking unto account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

(9)	State/Country of Incorporation

A.	Voting on State Takeover Statutes

1.	We vote for proposals to opt out of state freeze-out provisions.

2.	We vote for proposals to opt out of state disgorgement provisions.

B.	Voting on Re-incorporation Proposals

1.	We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation. Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

C.	Control Share Acquisition Provisions

1.	We vote against proposals to amend the charter to include control share acquisition provisions.

2.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

3.	We vote for proposals to restore voting rights to the control shares.

4.	We vote for proposals to opt out of control share cash-out statutes.

(10)	Mergers and Corporate Restructuring

A.	Mergers and Acquisitions

1.	We vote on a case-by-case basis on mergers and acquisitions. Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

B.	Corporate Restructuring

1.	We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

C.	Spin-offs

1.	We vote on a case-by-case basis on spin-offs. Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales

1.	We vote on a case-by-case basis on asset sales. Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.	Liquidations

1.	We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

1.	We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name

1.	We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

H.	Conversion of Securities

1.	We vote on a case-by-case basis on proposals regarding conversion of securities. Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

I.	Stakeholder Provisions

1.	We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

(11)	Social and Environmental Issues

A.	In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

1.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

2.	the percentage of sales, assets and earnings affected;

3.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

4.	whether the issues presented should be dealt with through government or company-specific action;

5.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

6.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

7.	what other companies have done in response to the issue;

8.	whether the proposal itself is well framed and reasonable;

9.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

10.	whether the subject of the proposal is best left to the discretion of the board.

B.	Among the social and environmental issues to which we apply this analysis are the following:

1.	Energy and Environment

2.	Equal Employment Opportunity and Discrimination

3.	Product Integrity and Marketing

4.	Human Resources Issues

(12)	Miscellaneous

A.	Charitable Contributions

1.	We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

B.	Operational Items

1.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

2.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

3.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

4.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

5.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

6.	We vote against proposals to approve other business when it appears as voting item.

C.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of a quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	regulatory filings

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

D.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

E.	Stock (Scrip) Dividend Alternatives

1.	We vote for most stock (scrip) dividend proposals.

2.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

(13) ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable. To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. (1) through (12).

The voting policy guidelines set forth in this Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.    OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

(1)	Share Blocking

Proxy voting in certain countries requires “share blocking.” This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

(2)	Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. ClearBridge typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.    DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge Legal or Compliance, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how it intends to vote without obtaining prior approval from ClearBridge Legal or Compliance if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company. Do we still want to do this absent preapproval from legal/compliance?

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge Legal/Compliance.

VIII.    RECORD KEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

•	a copy of these policies and procedures;

•	a copy of each proxy form (as voted);

•	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

•	documentation relating to the identification and resolution of conflicts of interest;

•	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and

•

a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Appendix A

Memorandum

To:	All ClearBridge Employees

From:	Legal and Compliance

Date:

Re:	Updated ClearBridge Proxy Voting Policies and Procedures Conflicts of Interest with respect to Proxy Voting

ClearBridge Advisors (ClearBridge) currently has in place proxy voting policies and procedures designed to ensure that proxies are voted in the best interest of client accounts. Accompanying this memorandum is a copy of ClearBridge’s Proxy Voting Policies and Procedures that have been updated, effective as of (Date). The proxy voting policies and procedures are designed to comply with the SEC rule under the Investment Advisers Act that addresses an investment adviser’s fiduciary obligation to its clients when voting proxies. AS DISCUSSED IN MORE DETAIL BELOW, CLEARBRIDGE EMPLOYEES ARE UNDER AN OBLIGATION (i) TO BE AWARE OF THE POTENTIAL FOR CONFLICTS OF INTEREST ON THE PART OF CLEARBRIDGE IN VOTING PROXIES ON BEHALF OF CLIENT ACCOUNTS BOTH AS A RESULT OF AN EMPLOYEE’S PERSONAL RELATIONSHIPS AND DUE TO SPECIAL CIRCUMSTANCES THAT MAY ARISE DURING THE CONDUCT OF CLEARBRIDGE’S BUSINESS, AND (ii) TO BRING CONFLICTS OF INTEREST OF WHICH THEY BECOME AWARE TO THE ATTENTION OF CLEARBRIDGE COMPLIANCE.

The updated proxy voting policies and procedures are substantially similar to the policies and procedures currently in effect in terms of ClearBridge’s stated position on certain types of proxy issues and the factors and considerations taken into account by ClearBridge in voting on certain other types of proxy issues.

While, as described in Section IV of the updated policies and procedures, ClearBridge will seek to identify significant ClearBridge client relationships and significant, publicized non-ClearBridge Legg Mason affiliate client relationships 1 which could present ClearBridge with a conflict of interest in voting proxies, all ClearBridge employees must play an important role in helping our organization identify potential conflicts of interest that could impact ClearBridge’s proxy voting. ClearBridge employees need to (i) be aware of the potential for conflicts of interest on the part of ClearBridge in voting proxies on behalf of client accounts both as a result of an employee’s personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) bring conflicts of interest of which they become aware to the attention of a ClearBridge compliance officer.

A conflict of interest arises when the existence of a personal or business relationship on the part of ClearBridge or one of its employees or special circumstances that arise during the conduct of ClearBridge’s business might influence, or appear to influence, the manner in which ClearBridge decides to vote a proxy. An example of a personal relationship that creates a potential conflict of interest would be a situation in which a ClearBridge employee (such as a portfolio manager or senior level executive) has a spouse or other close relative who serves as a director or senior executive of a company. An example of “special circumstances” would be explicit or implicit pressure exerted by a ClearBridge relationship to try to influence ClearBridge’s vote on a proxy with respect to which the ClearBridge relationship is the issuer. Another example would be a situation in which there was contact between ClearBridge and non-ClearBridge personnel in which the non-ClearBridge Legg Mason personnel, on their own initiative or at the prompting of a client of a non-ClearBridge unit of Legg Mason, tried to exert pressure to influence ClearBridge’s proxy vote2. Of course, the foregoing examples are not exhaustive, and a variety of situations may arise that raise conflict of interest questions for ClearBridge. You are encouraged to raise and discuss with ClearBridge Compliance particular facts and circumstances that you believe may raise conflict of interest issues for ClearBridge.

As described in Section IV of the updated policies and procedures, ClearBridge has established a Proxy Committee to assess the materiality of conflicts of interest brought to its attention by ClearBridge Compliance as well as to agree upon appropriate methods to resolve material conflicts of interest before proxies affected by the conflicts of interest are voted3. As described in the updated policies and procedures, there are a variety of methods and approaches that the Proxy Committee may utilize to resolve material conflicts of interest. Please note that ClearBridge employees should report all conflicts of interest of which they become aware to ClearBridge Compliance. It is up to the Proxy Committee to assess the materiality of conflicts of interest brought to its attention and to agree upon an appropriate resolution with respect to conflicts of interest determined to be material.

The obligation of ClearBridge employees to be sensitive to the issue of conflicts of interest and to bring conflicts of interest to the attention of ClearBridge Compliance is a serious one. Failure to do so can lead to negative legal, regulatory, and reputational consequences for the firm as well as to negative regulatory and disciplinary consequences for the ClearBridge employee. Please consult with a ClearBridge Compliance officer if you have any questions concerning your obligations with respect to conflicts of interest under the updated proxy voting policies and procedures.

[1,2]

As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units. ClearBridge is sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. As noted, ClearBridge seeks to identify such significant, publicized relationships, and for prudential reasons brings such identified situations to the attention of the Proxy Committee, as described herein. Special circumstances, such as those described in the noted examples, also could cause ClearBridge to consider whether non-ClearBridge relationships between a Legg Mason affiliate and an issuer present a conflict of interest for ClearBridge with respect to such issuer.

[3]

Exceptions apply: (i) with respect to a proxy issue that will be voted in accordance with a stated ClearBridge position on such issue, and (ii) with respect to a proxy issue that will be voted in accordance with the recommendation of an independent third party. Such issues are not brought to the attention of the Proxy Committee because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

Appendix B

Proxy Committee Members

Investment Management Representatives

Michael Magee

Eric Thomson, Secretary

Peter Vanderlee, Chairman

Legal Representatives

Leonard Larrabee

Michael Scanlon

Compliance Representatives

Barbara Manning

Brian Murphy

Operations

Denise Corsetti

Tammie Kim

At least one representative from each of Investment Management, Legal and Compliance must participate in any deliberations and decisions of the Proxy Committee relating to potential conflicts of interest.

EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients’ investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a “going concern” value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as APPENDIX A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I. DIRECTORS AND AUDITORS

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)

II. CORPORATE GOVERNANCE

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

a. Confidential Voting.    We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

b. Greenmail.    Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

c. Indemnification of Directors.    We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

d. Cumulative Voting Rights.    We usually support cumulative voting as an effective method of guaranteeing minority representation on a board. (App N17, S24)

e. Opt Out of Delaware.    We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

f. Increases in Common Stock.    We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

a. Fair Price Amendments.    We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement. (App N3)

b. Classified Boards.    We generally oppose classified boards because they limit shareholder control. (App N4)

c. Blank Check Preferred Stock.    We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

d. Supermajority Provisions.    We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)

e. Golden Parachutes.    We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

f. Poison Pills.    We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

g. Reincorporation.    We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

h. Shareholder Rights.    We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

a. Other Business.    Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

b. Differential Voting Rights.    We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

c. Directors-share Ownership.    While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

d. Independent Directors.    While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

e. Preemptive Rights.    We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)

f. Employee Stock Ownership Plans (ESOPs).    We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III. COMPENSATION AND STOCK OPTION PLANS

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV. SOCIAL ISSUES

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals. (App S40 — S65)

Examples of proposals in this category include:

1.	Anti - Abortion.
2.	Affirmative Action.
3.	Animal Rights.
a.	Animal Testing.
b.	Animal Experimentation.
c.	Factory Farming.
4.	Chemical Releases.
5.	El Salvador.
6.	Environmental Issues.
a.	CERES Principles.
b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.
12.	Military Contracts.
13.	Northern Ireland.
a.	MacBride Principles.
14.	Nuclear Power.
a.	Nuclear Waste.
b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
a.	Sullivan Principles.
18.	Space Weapons.

19.	Tobacco-Related Products.
20.	World Debt.

VII. CONFLICTS OF INTEREST

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII. RECORD KEEPING

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

•	Copy of each proxy statement received.

•	Record of each vote cast.

•	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

•	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

ATTACHED IS APPENDIX A WHICH DETAILS EAGLE’S PROXY VOTING GUIDELINES FOR ROUTINE, NON-ROUTINE AND NON-ROUTINE SHAREHOLDER PROPOSALS.

APPENDIX A

List of Affiliates

Eagle is affiliated with the following broker/dealers and investment advisors:

1) Raymond James & Associates, Inc.

2) Raymond James Financial Services, Inc.

3) Heritage Asset Management, Inc. a corporation, acts as investment advisor to the Heritage Family of Mutual Funds sponsored by Raymond James & Associates, Inc. including Heritage Cash Trust, consisting of a money market fund and a municipal money market fund; Heritage Capital Appreciation Trust, an equity fund; Heritage Income-Growth Trust, an income-growth fund; Heritage Income Trust, consisting of a high yield bond fund and an intermediate government fund and Heritage Series Trust, consisting of: Small Cap Stock Fund, MidCap Growth Fund, Growth Equity Fund, Value Equity Fund, Aggressive Growth Fund, Technology Fund and International Equity Portfolio. These funds are registered investment companies under the Investment Company Act of 1940. Shares of these funds are sold in all states by Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and various outside broker/dealers.

4) Heritage Fund Distributors Inc., a limited purpose broker dealer.

5) Eagle Boston Investment Asset Management Inc. a subsidiary of Raymond James Financial, Inc.

6) Planning Corporation of America (PCA), a general insurance agency which represents numerous insurance companies.

Through the holding company, Eagle is also affiliated with the following entities:

a) RJ Leasing, Inc. — engaged in the leasing business, and acts as General Partner in various leasing programs.

b) RJ Health Properties, Inc. — engaged in purchase, sales and leasing of nursing homes and acts as General Partner in various partnerships.

c) RJ Properties, Inc. — engaged in the real estate business as a general or co-general partner for limited partnerships sold through the various affiliates of Raymond James Financial, Inc.

d) RJ Equities, Inc. — acts as General Partner in various partnerships.

e) Raymond James Bank, FSB.

f) Raymond James Trust Services Group: RJ Trust Company, Sound Trust Company.

g) Raymond James Financial International Limited, a broker-dealer based in London.

h) Raymond James Global Securities, a broker-dealer based in the British Virgin Islands.

FIRSTHAND CAPITAL MANAGEMENT, INC.

PROXY VOTING

POLICIES AND PROCEDURES

Last Updated:

August 9, 2003

TABLE OF CONTENTS

I.	Introduction

II.	Duty of the Advisor and General Policy

III.	Proxy Voting Guidelines

IV.	Proxy Committee

V.	Procedures

VI.	Overriding the Proxy Administrator’s Recommendations

VII.	Recordkeeping

VIII.	Review of Policy

Page 6	Proxy Override Request Form

I.    Introduction

The following shall represent the proxy voting policies and procedures of Firsthand Capital Management, Inc. (the “Adviser”) with respect to the voting of shares owned by advisory clients on there relevant record dates over which it has discretionary voting authority (“Proxies”).

II.    Duty of the Advisor And General Policy

The right to vote Proxies with respect to portfolio securities held by an advisory client is an asset of the client. The Adviser, to which authority to vote on behalf of the advisory client is delegated, shall act as a fiduciary of such client. Decisions regarding the voting of Proxies shall be made solely in the best interest of the advisory client considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a Proxy vote and without regard to its own self interest or that of its affiliates. The exclusive purpose shall be to provide benefits to the advisory client by considering those factors that affect the value of the security with respect to which a Proxy is issued. With respect to potential conflicts of interest, the Adviser will vote proxies in accordance with the Adviser’s predetermined policies and guidelines.

The Adviser has adopted the following guidelines to provide a framework within which the Proxies will be voted.

III.    Proxy Voting Guidelines

As a general rule the Adviser shall cause the Proxies to be voted in the same manner as the issuer’s management, unless there are compelling reasons not to do so, because confidence in management is one of the factors considered in making an investment. The Adviser shall take into consideration, however, that certain proposals in the area of corporate governance, anti-takeover measures, capitalization changes and compensation programs may not be in the best interests of the advisory client and, therefore, provide reasons for voting against management.

1.	Voting rights shall be exercised on all decisions that the Adviser has determined have a material effect on the value of the security.

2.	Voting rights shall be exercised so as to maximize and protect the value of the security, looking at both the short-term and longer-term consequences.

3.	Voting rights shall be exercised to give the greatest benefit to the advisory client. This includes considering the advisory client’s existing rights and ability to participate in corporate decisions.

IV.    Proxy Committee

The Proxy Committee (the “Committee”) meets as needed to administer the Adviser’s proxy review and voting process and to revise and update the policies as new issues arise. The Committee may cause the Adviser to retain one or more vendors to review, monitor and recommend how to vote Proxies in a manner substantially consistent with the policies and then ensure such Proxies are voted on a timely basis. The Committee is comprised of two members of the Adviser’s portfolio management and research departments.

V.    Procedures

1.	As described above, the Adviser may designate a third party agent to recommend votes and/or cast such votes on behalf of the advisory client (the “Proxy Administrator”). If the Adviser has engaged a Proxy Administrator, then the Proxy Administrator shall recommend the vote to be cast with respect to each Proxy proposal and forward in a timely manner to the Committee a report summarizing the proposal and how the Proxy Administrator intends to vote. At least annually, the Committee will review the Proxy Administrator’s proxy voting guidelines to confirm that they are consistent with the Adviser’s policies and procedures.

2.	The Committee shall review each report forwarded by the Proxy Administrator, if applicable, and may direct changes to be made. The Committee will promptly communicate to the Proxy Administrator the Committee’s views on the Proxy Administrator’s recommendation.

3.	In the event that the Committee does not object to the voting method proposed by the Proxy Administrator, the matters shall be voted as proposed.

4.	In the event that the Committee objects to the voting method proposed by the Proxy Administrator, the matters shall be voted as described below under Section VI.

5.	The Committee shall monitor implementation of Proxy voting and, in the event that the Adviser has retained a Proxy Administrator, the Committee shall monitor the performance of the Proxy Administrator.

6.	If the Adviser does not retain a Proxy Administrator, then the Adviser shall designate one or more of its employees to recommend specific Proxy votes and policies.

VI.    Overriding the Proxy Administrator’s Recommendations

From time to time, a portfolio manager, an analyst or other member of the Committee may disagree with the Proxy Administrator’s recommendation on how to vote Proxies for one or more resolutions. All requests to change a vote must be given to a member of the Committee for independent review by the Committee. Following receipt of such request, the Committee shall follow the following process:

1.	Complete a Proxy Override Request Form which contains (a) information regarding the resolution in question, (b) the rationale for why the Adviser should not follow the Proxy Administrator’s recommendation, and (c) the identification of any potential conflicts between the Adviser and the advisory client with respect to the voting of a Proxy. Examples of conflicts of interest include situations where:

•	The Adviser seeks to manage the assets of a company whose securities are held by an advisory client; and

•

The Adviser or senior executives of the Adviser may have personal or other business relationships with participants in proxy contests, corporate directors, candidates for corporate directorships, or any other matter coming before shareholders—for example, an executive of the Adviser may have a spouse or other relative who serves as a director of a company or who is employed by the company.

2.	The completed Proxy Override Request Form is then submitted to the Committee for review and approval. The Committee must approve the override request for it to be implemented.

a.	The Committee will review the override request and supporting documentation to determine whether the requested override is in the best interests of the advisory client holding the Proxy and review for any potential conflicts of interest.

b.	An override request may be approved by the Committee if it believes any potential conflicts of interest do not outweigh the business rationale for the override or the Proxy Administrator’s determination is already being overridden.

3.	If the Committee approves the request to override the Proxy Administrator’s recommendation, the Committee will memorialize the approval on the Proxy Override Request Form and communicate the revised voting instruction to the Proxy Administrator.

4.	The Committee will preserve a copy of each submitted Proxy Override Request Form, whether or not approved, and supporting documentation with the records of the Committee and in accordance with the recordkeeping requirements contained herein.

VII.    Recordkeeping

The Adviser shall make and retain the following documentation:

1.	All proxy voting policies and procedures;

2.	A copy of each proxy statement it receives regarding advisory client securities[1];

3.	A record of each vote cast by the Adviser (or its designee) on behalf of an advisory client;

4.	A record of all oral and a copy of all written communications received and memoranda or similar documents created by the Adviser that were material to making a decision on voting advisory client securities; and

[1]

If necessary, the Adviser will normally have access to such proxy statements through the Securities and Exchange Commission’s website, www.sec.gov. Similarly, the Proxy Administrator will retain records of each vote cast on behalf of Adviser clients.

5.	A record of each advisory client’s request for proxy voting information and the Adviser’s response, including the date of the request, the name of the advisory client and date.

All books and records required to be maintained hereunder, shall be maintained and preserved in an easily accessible place, which may include the Proxy Administrator’s offices, for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

VIII.    Review of Policy

The Committee shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.

PROXY OVERRIDE REQUEST FORM

Date:

Company:

Date of Proxy:

Date of Meeting:

Person Requesting Override:

Is the Company or one of its affiliates a client or actively solicited prospective client of the Adviser?

No:

Yes: (identify and explain):

Other Potential Conflicts:

Did anyone contact the Adviser to change its vote?

No:

Yes (identify and explain)

Override vote for:

All client accounts holding a Company proxy; or

Specific accounts (identify):

Please override ISS’s recommendation and vote the following resolutions as indicated (attach additional sheets of paper if more space is needed).

Resolution:

Rationale:

Approval:

Date:

(Note: attach a record of all oral, and a copy of all written, communications received and memoranda or similar documents created that were material to making a decision on the resolution in question.)

FRANKLIN ADVISERS, INC.

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group (“RiskMetrics”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

[1]

For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

3.

The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[2]

4.	An Access Person[3] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

5.

A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member[4] of such director or trustee, also serves as an officer or director of the issuer; or

6.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

[2]

The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

[3]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
[4]

The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to an account’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors:    The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors:    In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation:    A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues:    Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure:    Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring:    Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues:    As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance:    Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (“CSA”). In addition, Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client’s holdings of the securities and that the client is eligible to vote.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will attempt to submit Investment Manager’s vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8.	The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9.	If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

10.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

11.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.

12.	The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13.	The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

14.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15.	At least annually, the Proxy Group will verify that:

•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

•	Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2008

FRANKLIN ADVISORY SERVICES, LLC

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisory Services, LLC (hereinafter “Investment Manager”) has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the interests of, separate account clients, Investment Manager-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, “Advisory Clients”) that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.

HOW INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Investment Manager’s instructions and/or policies. To assist it in analyzing proxies, Investment Manager subscribes to RiskMetrics Group (“RiskMetrics”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Investment Manager subscribes to Glass Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, Investment Manager does not consider recommendations from RiskMetrics, Glass Lewis, or any other third party to be determinative of Investment Manager’s ultimate decision. As a matter of policy, the officers, directors and employees of Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;

3.

The issuer is an entity participating to a material extent in the distribution of investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);[2]

4.	An Access Person[3] of Investment Manager or its affiliates also serves as a director or officer of the issuer;

[1]

For purposes of this section, a “client” does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a “client.”

[2]

The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions), and distributors (based on aggregate 12b-1 distribution fees), as determined on a quarterly basis, will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

[3]	“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

5.

A director or trustee of Franklin Resources, Inc. or of a Franklin Templeton investment product, or an immediate family member[4] of such director or trustee, also serves as an officer or director of the issuer; or

6.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products.

Nonetheless, even though a potential conflict of interest exists, the Investment Manager may vote in opposition to the recommendations of an issuer’s management.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval. If the conflict is not resolved by the Advisory Client, the Proxy Group may refer the matter, along with the recommended course of action by the Investment Manager, if any, to a Proxy Review Committee comprised of representatives from the Portfolio Management (which may include portfolio managers and/or research analysts employed by Investment Manager), Fund Administration, Legal and Compliance Departments within Franklin Templeton for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients.

Where the Proxy Group or the Proxy Review Committee refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees or a committee of the board in the case of a U. S. registered mutual fund, the conducting officer in the case of an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV), the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group or the Proxy Review Committee may determine to vote all shares held by Advisory Clients in accordance with the instructions of one or more of the Advisory Clients.

The Proxy Review Committee may independently review proxies that are identified as presenting material conflicts of interest; determine the appropriate action to be taken in such situations (including whether to defer to an independent third party or refer a matter to an Advisory Client); report the results of such votes to Investment Manager’s clients as may be requested; and recommend changes to the Proxy Voting Policies and Procedures as appropriate.

The Proxy Review Committee will also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Proxy Review Committee may consider various factors in deciding whether to vote such proxies, including Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client.

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third

[4]

The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, or pursuant to an SEC exemptive order; (2) when a Franklin Templeton investment company invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to an account’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

Weight Given Management Recommendations

One of the primary factors Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that Investment Manager considers in determining how proxies should be voted. However, Investment Manager does not consider recommendations from management to be determinative of Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from RiskMetrics, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, RiskMetrics and/or Glass Lewis analyses, recommendations and any other available information. Except in situations identified as presenting material conflicts of interest, Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, RiskMetrics and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may defer to the vote recommendations of an independent third party provider of proxy services. Except in cases where the Proxy Group is deferring to the voting recommendation of an independent third party service provider, the Proxy Group must obtain voting instructions from Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client or Proxy Review Committee prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and Investment Manager devotes significant time and resources to monitor these changes.

INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Investment Manager’s organization, including portfolio management, legal counsel, and Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:

Board of Directors:    The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Investment Manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. Investment Manager will review the issue of separating Chairman and CEO positions on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors:    In light of several high profile accounting scandals, Investment Manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation:    A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose “golden parachutes” that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues:    Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Investment Manager usually supports “fair price” provisions and confidential voting.

Changes to Capital Structure:    Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring:    Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues:    As a fiduciary, Investment Manager is primarily concerned about the financial interests of its Advisory Clients. Investment Manager will generally give management discretion with regard to social, environmental and ethical issues although Investment Manager may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance:    Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to Investment Manager’s proxy voting decisions for international investments. However, Investment Manager must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (“CSA”). In addition, Investment

Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Investment Manager will attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which Investment Manager cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Investment Manager has outstanding sell orders, or anticipates placing sell orders prior to the date of the shareholder meeting, in certain markets that have blocking restrictions, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. If a security is on loan, Investment Manager may determine that it is not in the best interests of its clients to recall the security for voting purposes. Although Investment Manager may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, Investment Manager ultimately may decide not to vote those shares. Lastly, the Investment Manager will not vote proxies when prohibited from voting by applicable law.

Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, Investment Manager may vote against the item to send a message to the company that if it had provided additional information, Investment Manager may have voted in favor of that item. Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Investment Manager. The Proxy Group will periodically review and update this list.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client’s holdings of the securities and that the client is eligible to vote.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from RiskMetrics and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.	In determining how to vote, Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by RiskMetrics, Glass Lewis, or other independent third party providers of proxy services.

5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager’s voting position. Such documentation may include, but is not limited to, any information provided by RiskMetrics, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager, legal counsel and/or the Proxy Review Committee.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will attempt to submit Investment Manager’s vote on all proxies to RiskMetrics for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to RiskMetrics in sufficient time for the vote to be processed.

8.	The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9.	If the Franklin Templeton Services, LLC Fund Treasury Department learns of a vote on a material event that will affect a security on loan, the Fund Treasury Department will notify Investment Manager and obtain instructions regarding whether Investment Manager desires the Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Investment Manager, the Fund Treasury Department shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities. The Fund Treasury Department will advise the Proxy Group of all recalled securities.

10.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

11.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.

12.	The Proxy Group will review the guidelines of RiskMetrics and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13.	The Proxy Group will familiarize itself with the procedures of RiskMetrics that govern the transmission of proxy voting information from the Proxy Group to RiskMetrics and periodically review how well this process is functioning.

14.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15.	At least annually, the Proxy Group will verify that:

•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;

•	Each proxy or sample of proxies received has been voted in accordance with the instructions of the Investment Manager;

•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and

•	Timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as RiskMetrics to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 2, 2008

INSTITUTIONAL CAPITAL LLC

PROXY VOTING POLICIES AND PROCEDURES

Institutional Capital LLC (the “Adviser”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us. Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

I.    Supervision of policy

The Proxy Committee is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services to provide objective analysis and recommendations to assist the analyst and Proxy Committee in their evaluation of each proxy proposal.

II.    Disclosure to clients

We will disclose to clients how they can obtain information from us on how client portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and, upon request, will provide them with a copy of the same.

III.    Recordkeeping

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Adviser may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Adviser may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and

•

a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV.    Proxy voting guidelines

The attached proxy voting guidelines summarize our position on various issues of concern to clients and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V.    Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3.	Disclose the conflict to the client and obtain the client’s direction to vote the proxies.

INSTITUTIONAL CAPITAL LLC

Proxy voting guidelines

I.    Overview

In general, we vote proxies in a manner designed to maximize the value of our clients’ investment. We review all proxy proposals on a case-by-case basis. We generally support those proposals that promote shareholder corporate governance rights and management/board accountability. We also generally support management/board compensation proposals that are intended to enhance the long-term economic value of the corporation for shareholders. In evaluating a particular proxy proposal, we take into consideration many things including the costs involved in the proxy proposal, the existing governance of the affected company, as well as its management and operations.

The following policies are designed to provide guidelines to be followed in most situations but shall not be binding on the Adviser. In certain cases, we may vote differently due to the particular facts and circumstance of a proposal and the company and/or client objectives.

II.    Election of the board of directors

We believe that good governance starts with an independent board all of whose members are elected annually by confidential voting. In addition, key board committees should be entirely independent. “Independence” with respect to directors and committee members shall be defined in accordance with the applicable self-regulatory organization definition.

•	We generally support the election of directors that result in a board made up of a majority of independent directors.

•	We may withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

•

We hold directors accountable for the actions of the committees on which they serve. For example, we may withhold votes for nominees who serve on the compensation committee if they approve excessive compensation arrangements, propose equity-based compensation plans that unduly dilute the ownership interests of shareholders, or approve the repricing of outstanding options without shareholder approval.

•	We generally vote for proposals that seek to fix the size of the board

•

We view the election of a company’s board of directors as one of the most fundamental rights held by shareholders of the company. Because a classified board structure prevents shareholders from electing a full slate of directors at annual meetings, we generally vote against proposals that would result in classified boards. We may vote in favor of shareholder or management proposals to declassify a board of directors.

III.    Compensation

We review all proposals relating to management and director compensation in light of the company’s performance and corporate governance practices. We normally vote against significant compensation increases or compensation not tied to the company performance in instances where we believe the company is underperforming and/or management has not added value to the company.

We encourage the use of reasonably designed equity-based compensation plans that align the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. Conversely, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features. All awards of stock-based compensation should be reasonable in light of company and management performance and the industry peer group.

•

We review proposals to approve equity-based compensation plans on a case-by-case basis. In evaluating the proposal, we assess the dilutive effect of the plan based on a profile of the company and similar companies. We will generally vote against a plan if we determine that it would be too dilutive.

IV.    Approval of independent auditors

We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities that comply with SEC requirements and do not, in the aggregate, raise any appearance of impaired independence.

•	We may vote against the approval or ratification of auditors where non-audit fees make up a substantial portion of the total fees paid by the company to the audit firm.

•

We will evaluate on a case-by-case basis instances in which the audit firm has substantial non-audit relationships with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

V.    Social, political and environmental issues

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices.

•

We recognize that the activity or inactivity of a company with respect to matters of social, political or environmental concern may have an effect upon the economic success of the company and the value of its securities. However, we do not consider it appropriate, or in our client’s interests, to impose our own standards on others. Therefore, we will normally support management’s position on matters of social, political or environmental concern, except where we believe that a different position would be in the clear economic interests of company shareholders.

VI.    Other situations

No set of guidelines can anticipate all situations that may arise. With respect to proposals not addressed by these guidelines, we will vote in a manner that we consider to be in the best interest of our clients.

Proxy voting policies and procedures

Institutional Capital LLC (the “Adviser”) exercises voting authority with respect to securities held by our private account clients who delegate authority for proxy voting to us and the ICAP Funds, Inc (the “Fund”). Our fiduciary duties require us to monitor corporate events and to vote the proxies in a manner consistent with the best interest of our clients and Fund shareholders.

I.    Supervision of policy

The Proxy Committee is responsible for overseeing the day-to-day operation of these proxy voting policies and procedures. The analyst who follows the company is responsible for monitoring corporate actions, analyzing proxy proposals, making voting decisions, and ensuring that proxies are submitted in a timely fashion. We have retained Institutional Shareholder Services to provide objective analysis and recommendations to assist the analyst and Proxy Committee in their evaluation of each proxy proposal.

II.    Disclosure to clients

We will disclose to clients and to the Board of Directors of the Fund how they can obtain information from us on how client and Fund portfolio securities were voted. This disclosure will be made annually. At the same time, we will provide a summary of these proxy voting policies and procedures to clients and to the Board of Directors of the Fund, and, upon request, will provide them with a copy of the same.

III.    Recordkeeping

We will maintain the following records with respect to proxy voting:

•	a copy of our proxy voting policies and procedures;

•	a copy of all proxy statements received (the Adviser may rely on a third party or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (the Adviser may rely on a third party to satisfy this requirement);

•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and

•

a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Investment Advisers Act of 1940.

IV.    Proxy voting guidelines

The attached proxy voting guidelines summarize our position on various issues of concern to clients and Fund shareholders and give a general indication as to how we will vote shares on each issue. However, this list is not exhaustive and does not include all potential voting issues and for that reason, there may be instances where we may not vote the client’s shares in strict accordance with these guidelines. Alternatively, clients may give us their own written proxy voting guidelines to which we will endeavor to adhere for their account.

V.    Conflicts of interest

There may be instances where our interests conflict, or appear to conflict, with client interests. For example, we may manage a portion of a pension plan of a company whose management is soliciting proxies. There may be a concern that we would vote in favor of management because of our relationship with the company. Or, for example, we (or our senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

Our duty is to vote proxies in the best interests of our clients and Fund shareholders. Therefore, in situations where there is a conflict of interest, we will take one of the following steps to resolve the conflict:

1.	Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on our part;

2.	Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or

3.	Disclose the conflict to the client or, with respect to the Fund, the Fund’s Board of Directors (or its delegate) and obtain the client’s or Board’s direction to vote the proxies.

JPMORGAN INVESTMENT MANAGEMENT INC.

Summary of Global Proxy Voting

Procedures and Guidelines

The Board of Trustees delegates to the Fund’s investment manager, J.P. Morgan Investment Management Inc. (JP Morgan), proxy voting authority with respect to the Fund’s portfolio securities. Most of the securities in which the Fund invests are rarely required, or permitted to vote. To ensure that the proxies of portfolio companies are voted in the best interest of the Fund, the Funds’s Board of Trustees adopted JP Morgan’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting on proxies on specific types of issues.

JP Morgan’s regulatory framework and the business cultures and practices vary from region to region, so the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Not withstanding the variations among the Guidelines, all the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. In general, in the voting proxies of a particular security, JP Morgan and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JP Morgan and its affiliates have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, JP Morgan has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review and approve the guidelines annually, and provide advice and recommendations on general proxy voting matters. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the JP Morgan’s clients on the one hand, and JP Morgan on the other hand) and ensure that the proxy vote is cast in the best interests of the JP Morgan’s clients. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from JP Morgan’s Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JP Morgan will vote the proxy. In addressing any material conflict, JP Morgan may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain JP Morgan personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

The following summarizes some of the more noteworthy types of proxy voting policies of the

U.S. Guidelines:

•

JP Morgan considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•

JP Morgan votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	JP Morgan also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	JP Morgan votes against proposals for a super-majority vote to approve a merger.

•

JP Morgan considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

•

JP Morgan votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. JP Morgan generally considers other management compensation proposals on a case-by-case basis.

•

JP Morgan also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals. In accordance with regulations of the SEC, the Funds’ proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the Funds’ website at www.jpmorganfunds.com.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING GUIDELINES

FEBRUARY 2008

The Janus Proxy Voting Guidelines (the “Guidelines”) below summarize Janus Capital Management LLC’s (“Janus”) positions on various issues of concern to investors and give a general indication of how portfolio securities will be voted on proposals dealing with particular issues. The Guidelines, together with the Janus Proxy Voting Procedures (the “Procedures”), will be used for voting proxies on behalf of all Janus clients (including mutual funds) for which Janus has voting authority. Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) the Guidelines; 2) the recommendations of Risk Metrics Group, formerly known as Institutional Shareholder Services (the “Proxy Voting Service”); or 3) the recommendations of the Proxy Voting Service under their Proxy Voter Services program.

Janus has retained the services of the Proxy Voting Service, an industry expert in proxy issues and corporate governance matters. The Proxy Voting Service provides Janus with in-depth analysis and recommendations on complex proxy issues. While Janus attempts to apply the following Guidelines to proxy proposals, Janus reserves the right to use the Proxy Voting Service’s expertise and recommendations on more complex issues, including: executive compensation, foreign issuer proxies, and proposals that may not otherwise be addressed by the Guidelines. The Proxy Voting Service is instructed to vote all proxies relating to portfolio securities in accordance with these Guidelines, except as otherwise instructed by Janus. The Proxy Voting Service, may not, in all instances, have or provide research, analysis and recommendations on proxy issues. For example, the Proxy Voting Service may not provide such analysis and research for privately held companies. In such instances, the Proxy Administrator shall refer such proxy proposal to the portfolio manager.

The Guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Janus may not vote in strict adherence to the Guidelines. In addition, Janus portfolio managers and assistant portfolio managers are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders and notifying the Proxy Administrator in the Investment Accounting Group of circumstances where the interests of Janus’ clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager or assistant portfolio manager will submit a written rationale to the Proxy Voting Committee. The Proxy Voting Committee reviews the rationale to determine: i) whether the rationale appears reasonable; and ii) whether any business relationship with the issuer of the proxy could have created a conflict of interest influencing the vote (see Procedures for additional Conflicts of Interest details).

In many foreign markets, shareholders who vote proxies for shares of a foreign issuer are not able to trade in that company’s stock within a given period of time on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, Janus will only vote proxies if the portfolio manager or assistant portfolio manager determines that the shareholder benefit of voting the proxies outweighs the risk of not being able to sell the securities. In addition, international issuers may be subject to corporate governance standards and a proxy solicitation process that substantially differs from domestic standards and practices. Janus will generally vote international issuer proxies using the Guidelines unless; the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Janus may refer to the research, analysis and recommendations provided by the Proxy Voting Service.

The Janus funds participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. Janus fund managers have discretion to instruct the Proxy Administrator to pull back lent shares before proxy record dates and vote proxies.

In circumstances where the Janus funds held a security as of record date, but Janus sells its holdings prior to the shareholder meeting, Janus will abstain from voting that proxy.

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

The quality of management is a key consideration in the decision to invest in a company. Because management is in the best possible position to evaluate the qualifications and needs of a particular board, Janus considers the recommendation of management to be an important factor in making these decisions.

1.	For domestic market and applicable foreign market issuers, Janus will generally vote in favor of slates of director candidates that have a majority of independent directors (as determined by the Proxy Voting Service) and oppose slates of director candidates that do not have a majority independent director.

2.	After taking into consideration country-specific practices, Janus will generally vote in favor of uncontested director candidates, unless they:

•	attend less than 75% of the board and committee meetings without a valid excuse;

•	ignore or otherwise fail to support shareholder proposals that are approved by a majority of the shares outstanding;

•	are non-independent directors and sit on the audit, compensation or nominating committees;

•	are non-independent directors and the board does not have an audit, compensation, or nominating committees;

•	are audit committee members and the non-audit fees paid to the auditor are excessive (as determined by the Proxy Voting Service);

•	are audit committee members and the company has been deemed to have serious material weaknesses in its internal controls (as determined by the Proxy Voting Service);

•	serve as directors on an excessive number of boards (“Overboarded”) (as determined by the Proxy Voting Service); or

•	are compensation committee members and the company has poor compensation practices (as determined by the Proxy Voting Service).

3.	Janus will evaluate proposals relating to contested director candidates and/or contested slates of directors on case-by-case basis.*

4.	Janus will generally vote in favor of proposals to increase the minimum number of independent directors.

5.	Janus believes that attracting qualified director candidates is important to overall company success and effective corporate governance. As such, Janus will generally vote in favor of proposals regarding director indemnification arrangements.

6.	Janus will generally vote in favor of proposals to increase the size of a board of directors so long as the board has a majority independent directors.

7.	If the purpose of the proposal is to promote anti-takeover measures, Janus will generally vote against proposals relating to decreasing the size of a board of directors.

8.	Janus will generally vote against proposals advocating classified or staggered boards of directors.

9.	Janus will generally vote with management regarding proposals to declassify a board.

10.	Janus will generally vote in favor of proposals to separate the role of the Chairman from the role of the CEO.

Auditors

11.	Janus will vote in favor of proposals asking for approval of auditors, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive (as determined by the Proxy Voting Service); or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position.

12.	Janus will evaluate proposals relating to contested auditors on a case-by-case basis.*

13.	Janus will generally vote in favor of proposals to appoint internal statutory auditors.

Equity Based Compensation Plans

Equity based compensation plans are important tools in attracting and retaining desirable employees. Janus believes these plans should be carefully applied with the intention of maximizing shareholder value. With this in mind, Janus will evaluate proposals relating to executive and director compensation plans on a case-by-case basis.

Janus will assess the potential cost of an equity based compensation plan using the research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan and identify factors that demonstrate good stewardship of investors’ interests regarding executive compensation. The Proxy Voting Service evaluates whether the estimated cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is above the allowable cap, Janus will generally vote against the plan.

In addition, Janus will generally oppose plans that:

•	provide for re-pricing of underwater options;

•	provide for automatic replenishment (“evergreen”) or reload options;

•	create an inconsistent relationship between long term share performance and compensation increases; and/or

•	are proposed by management and do not demonstrate good stewardship of investors’ interests regarding executive compensation (as determined by the Proxy Voting Service).

Other Compensation Related Proposals

14.	Janus will generally vote in favor of proposals relating to ESPPs – so long as shares purchased through plans are priced no less than 15% below market value.

15.	Janus will generally vote in favor of proposals requiring the expensing of options.

16.	Janus will generally oppose proposals requesting approval to make material amendments to equity based compensation plans without shareholder approval.

17.	Janus will generally oppose proposals regarding the re-pricing of underwater options.

18.	Janus will generally oppose proposals requesting approval of loans to officers, executives and board members of an issuer.

19.	Janus will generally oppose proposals requesting approval of automatic share replenishment (“evergreen”) features of equity based compensation plans.

20.	Janus will generally oppose the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

21.	Janus will vote in favor of proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

22.	Janus will vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm;

•	The triggering mechanism should be beyond the control of management; and

•	The amount should not exceed three times base salary plus guaranteed benefits.

23.	Janus will generally vote in favor of proposals intended to increase long-term stock ownership by executives, officers and directors. These may include:

•	requiring executive officers and directors to hold a minimum amount of stock in the company;

•	requiring stock acquired through exercised options to be held for a certain period of time; and

•	using restricted stock grants instead of options.

Other Corporate Matters

24.	Janus will generally vote in favor of proposals relating to the issuance of dividends and stock splits.

25.	Janus will generally vote against proposals regarding supermajority voting rights (for example to approve acquisitions or mergers).

26.	Janus will generally oppose proposals for different classes of stock with different voting rights.

27.	Janus will evaluate proposals relating to issuances with and without preemptive rights on a case-by-case basis. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.*

28.	Janus will generally vote against proposals seeking to implement measures designed to prevent or obstruct corporate takeovers (includes “poison pills”).

29.	Janus will evaluate proposals seeking to increase the number of shares of common stock authorized for issue on a case-by-case basis. For domestic issuers, Janus will use quantitative criteria provided by the Proxy Voting Service to measure the reasonableness of the proposed share increase as compared against a measure of industry peers. For foreign issuer proxies, Janus will solicit research from the Proxy Voting Service.

30.	Janus will evaluate proposals regarding the issuance of debt, including convertible debt, on a case-by-case basis.*

31.	Janus will generally vote in favor of proposals regarding the authorization of the issuer’s Board of Directors to repurchase shares.

32.	Janus will evaluate plans of reorganization on a case-by-case basis.*

33.	Janus will generally vote in favor of proposals regarding changes in the state of incorporation of an issuer.

34.	Janus will generally vote in favor of proposals regarding changes in company name.

35.	Janus will evaluate proposals relating to the continuance of a company on a case-by-case basis.*

36.	Janus will evaluate proposals regarding acquisitions, mergers, tender offers or changes in control on a case-by-case basis.*

37.	Janus will generally oppose proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the Board of Directors when the stock is issued (“blank check stock”).

38.	Janus will generally vote in favor of proposals to lower the barriers to shareholder action (i.e., limited rights to call special meetings, limited rights to act by written consents).

39.	Janus will generally vote in favor of proposals to adopt cumulative voting unless otherwise recommended by the Proxy Voting Service.

40.	Janus will generally vote in favor of proposals to require that voting be confidential.

41.	Janus will generally oppose proposals requesting authorization of political contributions (mainly foreign).

42.	Janus will generally vote in favor of proposals relating to the administration of an annual shareholder meeting.

43.	Janus will vote against proposals to approve “other business” when it appears as voting item.

Shareholder Proposals

Janus Capital is primarily concerned with the economic impact of shareholder proposals on a company’s short and long-term share value. Janus will generally apply the Guidelines to shareholder proposals while weighing the following considerations:

44.	Janus will generally abstain from voting on shareholder proposals that relate to social, moral or ethical issues, or issues that place arbitrary constraints on the board or management of a company.

45.	For shareholder proposals outside the scope of the Guidelines, Janus will solicit additional research and a recommendation from the Proxy Voting Service. Janus will always reserve the right to over-ride a recommendation provided by the Proxy Voting Service.*

*	All discretionary votes of this nature are cast solely in the interests of shareholders and without regard to any other Janus relationship, business or otherwise.

JANUS CAPITAL MANAGEMENT LLC

PROXY VOTING PROCEDURES

FEBRUARY 2008

The following represents the procedures for Janus with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Janus, for which Janus has voting responsibility and the keeping of records relating to proxy voting.

General Policy.    Janus votes proxies in the best interest of if its clients. Janus will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service). Janus will only accept direction from a client to vote proxies for that client’s account pursuant to: 1) Janus’ Proxy Voting Guidelines (“Guidelines”); 2) the recommendations of the Risk Metrics Group; or 3) the recommendations of the Proxy Voting Service Institutional Shareholder Services under their Proxy Voter Services program.

ERISA Plan Policy.    On behalf of client accounts subject to ERISA, Janus seeks to discharge its fiduciary duty by voting proxies solely in the best interest of the participants and beneficiaries of such plans. Janus recognizes that the exercise of voting rights on securities held by ERISA plans for which Janus has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. In voting proxies for ERISA accounts, Janus will exercise its fiduciary responsibility to vote all proxies for shares for which it has investment discretion as investment manager unless the power to vote such shares has been retained by the appointing fiduciary as set forth in the documents in which the named fiduciary has appointed Janus as investment manager.

Proxy Voting Committee.    The Janus Proxy Voting Committee (the “Committee”) develops Janus’ positions on all major corporate issues, creates guidelines and oversees the voting process. The Committee is comprised of the Vice President of Investment Accounting, the Assistant Vice President of Compliance, and a Portfolio Management representative (or their designees). Internal legal counsel serves as a consultant to the Committee and is a non-voting member. A quorum is required for all Committee meetings. In creating proxy voting recommendations, the Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. Once the Committee establishes its recommendations, they are distributed to Janus’ portfolio managers(1) for review and comment. Following portfolio manager input on the recommendations, they are implemented as the Guidelines. While the Committee sets the Guidelines and serves as a resource for Janus portfolio management, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund or any investment advisory client. The portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Guidelines. However, a portfolio manager may choose to vote contrary to the Guidelines. When portfolio managers cast votes which are contrary to the Guidelines, the manager is required to document their reasons in writing for the Committee. In many cases, a security may be held by multiple portfolio managers. Portfolio managers are not required to cast consistent votes. Annually the Janus Funds Board of Trustees, or a committee thereof, will review Janus’ proxy voting process, policies and voting records.

Investment Accounting Group.    The Investment Accounting Group is responsible for administering the proxy voting process as set forth in these procedures and the Guidelines. The Proxy Administrator in the Investment Accounting Group works with the Proxy Voting Service and is responsible for ensuring that all meeting notices are reviewed against the Guidelines and proxy matters are communicated to the portfolio managers and analysts for consideration pursuant to the Guidelines.

Voting and Use of Proxy Voting Service.    Janus has engaged an independent Proxy Voting Service, the Proxy Voting Service, to assist in the voting of proxies. The Proxy Voting Service is responsible for coordinating with the clients’ custodians to ensure that all proxy materials received by the custodians relating to the clients’ portfolio securities are processed in a timely fashion. In addition, the Proxy Voting Service is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to Janus upon request.

To the extent applicable, the Proxy Voting Service will process all proxy votes in accordance with the Guidelines. Portfolio managers may decide to vote their proxies consistent with the Guidelines and instruct the Proxy Administrator to vote all proxies accordingly. In such cases, he or she may request to review the vote recommendations and sign-off on all the proxies before the votes are cast, or may choose to only sign-off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the Guidelines. In all cases, the portfolio managers may elect to receive a weekly report summarizing all proxy votes in his or her client accounts. The Proxy Administrator is responsible for maintaining this documentation. If the Proxy Administrator does not receive a voting instruction from a Portfolio Manager, and the Guidelines require Portfolio Manager input on the issue, the vote will be cast by the Chief Investment Officer(s) or the Director of Research.

The Proxy Voting Service will refer proxy questions to the Proxy Administrator for instructions under circumstances where: (1) the application of the Guidelines is unclear; (2) the proxy question relates to a company and/or issue in which the Proxy Voting Services does not have research, analysis and/or a recommendation available, or (3) the Guidelines call for Janus portfolio manager input. The Proxy Administrator solicits feedback from the Portfolio Manager or the Committee as required. Janus also utilizes research services relating to proxy questions provided by the Proxy Voting Service.

(1)	All references to portfolio managers include assistant portfolio managers.

Procedures for Proxy Issues Outside the Guidelines.    In situations where the Proxy Voting Service refers a proxy question to the Proxy Administrator, the Proxy Administrator will consult with the portfolio manager regarding how the shares will be voted. The Proxy Administrator will refer such questions, through a written request, to the portfolio manager(s) who hold(s) the security for a voting recommendation. The Proxy Administrator may also refer such questions, through a written request to any member of the Committee, but the Committee cannot direct the Proxy Administrator how to vote. If the proxy issue raises a conflict of interest (see Conflict of Interest discussion below), the portfolio manager will document how the proxy should be voted and the rationale for such recommendation. If the portfolio manager has had any contact with persons outside of Janus (excluding routine communications with proxy solicitors) regarding the proxy issue, the portfolio manager will disclose that contact to the Committee. The Committee will review the portfolio manager’s voting recommendation. If the Committee believes a conflict exists and that the portfolio manager’s voting recommendation is not in the best interests of the shareholders, the Committee will refer the issue to the Janus Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Procedures for Voting Janus “Fund of Funds”.    Janus advises certain portfolios or “fund of funds” that invest in other Janus funds. From time to time, a fund of funds may be required to vote proxies for the underlying Janus funds in which it is invested. Accordingly, if an underlying Janus fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner fund of funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund (also know as “echo-voting”).

Conflicts of Interest.    The Committee is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are pre-determined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines, the Committee will review the proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and no material conflict exists.

A conflict of interest may exist, for example, if Janus has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. In addition, any portfolio manager with knowledge of a personal conflict of interest (i.e., a family member in a company’s management) relating to a particular referral item shall disclose that conflict to the Committee and may be required to recuse himself or herself from the proxy voting process. Issues raising possible conflicts of interest are referred by the Proxy Administrator to the Committee for resolution. If the Committee does not agree that the portfolio manager’s rationale is reasonable, the Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research) to vote the proxy.

If a matter is referred to the Chief Investment Officer(s) (or the Director of Research) the decision made and basis for the decision will be documented by the Committee.

Reporting and Record Retention.    Upon request, on an annual basis, Janus will provide its non-mutual fund clients with the proxy voting record for that client’s account. On an annual basis, Janus will provide its proxy voting record for each proprietary mutual fund for the one-year period ending on June 30th on Janus’ website.

Janus retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by Janus regarding votes cast in contradiction to the Janus guidelines. In addition, any document prepared by Janus that is material to a proxy voting decision such as the Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be kept. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

PROXY VOTING POLICY OF LAZARD ASSET MANAGEMENT LLC

A.     Introduction

As a fiduciary, Lazard Asset Management LLC (“Lazard”) is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interest, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfy the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Lazard manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Absent specific client guidelines, Lazard’s policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective.

This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.     Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account, for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that the client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

C.     General Administration

1. Overview

Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee. The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.

2.    Role of Third Parties

To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

ISS provides other proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’s analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3.    Voting Process

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, the Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by case basis, Lazard believes that input from a portfolio manager or research analysts with knowledge of the issuer and its securities (collectively, “Portfolio Management”) is essential. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, the Manager of ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals.

In seeking Portfolio Management’s recommendation, the Manager of ProxyOps provides ISS’s recommendation and analysis. Portfolio Management provides the Manager of ProxyOps with its recommendation and the reasons behind it. ProxyOps will generally vote as recommended by Portfolio Management, subject to situations where there may appear to be a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.) Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation. If necessary, a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote.

ProxyOps generally votes all routine proposals (described below) according to the Approved Guidelines. For non-routine proposals where the Approved Guideline is to vote for or against, ProxyOps will provide Portfolio Management both the Approved Guideline, as well as ISS’s recommendation and analysis. Unless Portfolio Management disagrees with the Approved Guideline for the specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline. If Portfolio Management disagrees, however, it will provide its reason for doing so. All the relevant information will be provided to the Proxy Committee members for a final determination of such non-routine items. It is expected that the final vote will be cast according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest, in which case an alternative approach may be followed. (See Section F, below.)

D.    Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

1. Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and Board of Directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	routine election or re-election of Directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.

2.     Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to the Board of Directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.     Board of Director and Its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s Board of Directors. Lazard believes that in most instances, the Board and the issuer’s management are in the best position to make the determination how to best increase the Board’s effectiveness. Lazard does not believe that establishing burdensome requirements regarding a Board will achieve this objective. Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a Board of Directors;

•	For a requirement that a substantial majority (e.g. 2/3) of a US or UK company’s Directors be independent;

•	On a case-by-case basis regarding the election of Directors where the Board does not have independent “key committees” or sufficient independence;

•	For proposals that the Board’s committees be comprised solely of independent Directors or consist of a majority of independent directors;

•

For proposals to limit Directors’ liability; broaden indemnification of Directors; and approve indemnification agreements for officers and Directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or for indemnification due to negligence in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a Board and Against proposals seeking to classify a Board;

•	On a case-by-case basis on all proposals relating to cumulative voting;

•

Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees.

•	Against shareholder proposals seeking union or special-interest representation on the Board;

•	Against shareholder proposals seeking to establish term limits or age limits for Directors;

•	On a case-by-case basis on shareholder proposals seeking to require that the issuer’s Chairman and Chief Executive Officer be different individuals;

•	Against shareholder proposals seeking to establish Director stock-ownership requirements; and

•	Against shareholder proposals seeking to change the size of a Board, requiring women or minorities to serve on a Board, or requiring two candidates for each Board seat.

b.     Anti-Takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares. Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, for mergers or for the removal of directors;

•	On a case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”) and For proposals seeking to require all poison pill plans be submitted to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and For proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	On a case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c.    Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote:

•	Against proposals to adjourn meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements, and

•	On a case-by-case basis on changes to quorum requirements.

3.    Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. The Board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	On a case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	On a case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	On a case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4.    Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of the Board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive. Lazard has Approved Guidelines to vote:

•	On a case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not involve any performance criteria;

•	For employee stock purchase plans;

•	On a case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

•	Against proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•	On a case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and

•

Against proposals to limit executive compensation or to require executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.    Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6.    Social and Political Issues

Proposals involving social and political issues take many forms and cover a wide array of issues. Some examples are: adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; reporting of charitable contributions or political contributions or activities; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its Board of Directors.

Lazard generally supports the notion that corporations should be expected to act as good citizens, but, as noted above, is obligated to vote on social and political proposals in a way that it believes will most increase shareholder value. As a result, Lazard has adopted Approved Guidelines to vote on a case-by-case basis for most social and political issue proposals. Lazard will generally vote for the approval of anti-discrimination policies.

E.    Voting Non-U.S. Securities

Lazard invests in non-U.S. securities on behalf of many clients. Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. The Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will have the authority to decide that it is in the best interest of its clients not to vote the proxies.

F.    Conflicts of Interest

1.    Overview

Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•

Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has an investment banking relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.    General Policy and Consequences of Violations

All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates.

ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal and Compliance Department. No other Managing Directors, officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between a Managing Director, officer or employee of LF&Co. and a Managing Director, officer or employee of Lazard trying to influence how a proposal should be voted is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business.

Every Managing Director, officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if a Managing Director, officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If a Managing Director, officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.    Monitoring for Conflicts and Voting When a Material Conflict Exists

Lazard monitors for potential conflicts of interest when it is possible that a conflict could be viewed as influencing the outcome of the voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is to vote for or against, or is to vote on a case-by-case basis.

a.    Where Approved Guideline Is For or Against

Most proposals on which Lazard votes have an Approved Guideline to vote for or against. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists where Portfolio Management disagrees with the Approved Guideline. When that happens, the Manager of ProxyOps will use best efforts to determine whether a conflict of interest or potential conflict of interest exists by inquiring whether the company itself, or the sponsor of the proposal is a Lazard client. If either is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. Whether a conflict is “material” will depend on the facts and circumstances involved. For purposes of this Policy, the appearance of a material conflict is one that the Proxy Committee determines could be expected by a reasonable person in similar circumstances to influence or potentially influence the voting decision on the particular proposal involved.

If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy.

b.    Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist by inquiring whether the sponsor of the proposal is a Lazard client. If the sponsor is a Lazard client, the Manager of Proxy Ops will notify Lazard’s Chief Compliance Officer, who will determine whether some other conflict or potential conflict exists.

If it appears that a conflict of interest exists, the Manager of ProxyOps will notify the Proxy Committee, who will review the facts surrounding the conflict and determine whether the conflict is material. There is a presumption that certain circumstances will give rise to a material conflict of interest or the appearance of such material conflict, such as LF&Co. having provided services to a company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction). If the Proxy Committee determines that there is no material conflict, the proxy will be voted as outlined in this Policy. If the Proxy Committee determines that a material conflict appears to exist, then the proposal will generally be voted according to the recommendation of ISS, however, before doing so, ProxyOps will obtain a written representation from ISS that it is not in a position of conflict with respect to the proxy, which could exist if ISS receives compensation from the proxy issuer on corporate governance issues in addition to the advice it provides Lazard on proxies. If ISS is in a conflicting position or if the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, Lazard will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a recommendation for a third independent source is not available and ISS is not in a conflicting position, Lazard will follow the recommendation of ISS’s Proxy Advisor Service. In addition, in the event of a conflict that arises in connection with a proposal for a Lazard mutual fund, Lazard will either follow the procedures described above or vote shares for or against the proposal in proportion to shares voted by other shareholders.

G.    Review of Policy

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.

If a material conflict appears to exist, then the Proxy Committee will consider the relevant facts on a case-by-case basis and will recommend a vote in the best economic interest of the clients.

LEGG MASON CAPITAL MANAGEMENT, INC.

PROXY PRINCIPLES AND PROCEDURES

Overview

Legg Mason Capital Management, Inc. (LMCM) has implemented the following principles and procedures for voting proxies on behalf of advisory clients. These principles and procedures are reasonably designed to ensure LMCM exercises its voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. LMCM assumes responsibility and authority for voting proxies for all clients, unless such responsibility and authority has been expressly retained by the client or delegated by the client to others. For each proxy vote LMCM takes into consideration its duty to its clients and all other relevant facts available to LMCM at the time of the vote. Therefore, while these guidelines provide a framework for voting, votes are ultimately cast on a case-by-case basis. LMCM employs the same proxy principles and procedures for all funds for which it has voting responsibility.

Principles

Proxy voting is a valuable right of company shareholders. Through the voting mechanism, shareholders are able to protect and promote their interests by communicating views directly to the company’s Board of Directors (Board), as well as exercising their right to grant or withhold approval for actions proposed by the Board or company management. LMCM believes the interests of shareholders are best served by the following principles when considering proxy proposals:

Preserve and expand the power of shareholders in areas of corporate governance — Equity shareholders are owners of the business — company boards and management teams are ultimately accountable to them. LMCM supports policies, plans and structures that promote accountability of the Board and management to owners, and align the interests of the Board and management with owners. Examples include: annual election of all Board members, cumulative voting, and incentive plans that are contingent on delivering value to shareholders. LMCM opposes proposals that reduce accountability or misalign interests, including but not limited to classified boards, poison pills, and incentives that are not linked to owner returns.

Allow responsible management teams to run the business — LMCM supports policies, plans and structures that give management teams appropriate latitude to run the business in the way that is most likely to maximize value for owners. Conversely, LMCM opposes proposals that limit management’s ability to do this. LMCM generally opposes proposals that seek to place restrictions on management in order to promote political, religious or social agendas.

Please see LMCM’s proxy voting guidelines, which are attached as Schedule A, for more details.

Procedures

Oversight

LMCM’s Chief Investment Officer (CIO) has full authority to determine LMCM’s proxy voting principles and vote proxies on behalf of LMCM’s clients. The Chief Investment Officer has delegated oversight and implementation of the proxy voting process, including the principles and procedures that govern it, to one or more Proxy Officers and Compliance Officers. No less than annually, LMCM will review existing principles and procedures in light of LMCM’s duties as well as applicable laws and regulations to determine if any changes are necessary.

Limitations

LMCM recognizes proxy voting as a valuable right of company shareholders. Generally speaking, LMCM will vote all proxies it receives. However, LMCM may refrain from voting in certain circumstances. For instance, LMCM generally intends to refrain from voting a proxy if the company’s shares are no longer held by LMCM’s clients at the time of the meeting. Additionally, LMCM may refrain from voting a proxy if LMCM concludes the potential impact on shareholders’ interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Proxy Administration

LMCM instructs each client custodian to forward proxy materials to LMCM’s Proxy Administrator. New client custodians are notified at account inception of their responsibility to deliver proxy materials to LMCM. LMCM uses Institutional Shareholder Services (ISS) to electronically receive and vote proxies, as well as to maintain proxy voting receipts and records.

Upon receipt of proxy materials:

Compliance Review

A Compliance Officer reviews the proxy issues and identifies any potential conflicts of interests between LMCM, or its employees, and LMCM’s clients. LMCM recognizes that it has a duty to vote proxies in the best interests of its clients, even if such votes may result in a loss of business or economic benefit to LMCM or its affiliates.

1. Identifying Potential Conflicts.    In identifying potential conflicts of interest the Compliance Officer will review the following issues:

(a) Whether there are any business or personal relationships between LMCM, or an employee of LMCM, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

(b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

(c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

2. Assessing Materiality.    A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

(a) The Compliance Officer will consult with representatives of LMCM’s senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(b) After the determination is made, the following procedures will apply:

(i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

(ii) If the final determination is that the potential conflict is material, LMCM will adhere to the following procedures:

A. If LMCM’s Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

Proxy Officer Duties

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM’s principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM’s investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM’s Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

Proxy Administrator Duties

The Proxy Administrator:

1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

2. Reconciles the number of shares indicated on the proxy ballot with LMCM’s internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

3. Will use best efforts to obtain missing proxies from custodians;

are held in client accounts that may create an incentive for LMCM to vote in a manner that is not consistent with the best interests of its clients;

(b) Whether LMCM has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients; and

(c) Whether the Proxy Officer voting the shares is aware of any business or personal relationship, or other economic incentive, that has the potential to influence the manner in which the Proxy Officer votes the shares.

2. Assessing Materiality.    A potential conflict will be deemed to be material if the Compliance Officer determines in the exercise of reasonable judgment that the conflict is likely to have an impact on the manner in which the subject shares are voted.

If the Compliance Officer determines that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

If the Compliance Officer determines that the potential conflict may be material, the following steps will be taken:

(a) The Compliance Officer will consult with representatives of LMCM’s senior management to make a final determination of materiality. The Compliance Officer will maintain a record of this determination.

(b) After the determination is made, the following procedures will apply:

(i) If the final determination is that the potential conflict is not material, the proxy issue will be forwarded to the Proxy Officer for voting.

(ii) If the final determination is that the potential conflict is material, LMCM will adhere to the following procedures:

A. If LMCM’s Proxy Voting Guidelines (Guidelines), a copy of which is included as Schedule A, definitively address the issues presented for vote, LMCM will vote according to the Guidelines.

B. If the issues presented for vote are not definitively addressed in the Guidelines, LMCM will either (x) follow the vote recommendation of an independent voting delegate, or (y) disclose the conflict to clients and obtain their consent to vote.

Proxy Officer Duties

The Proxy Officer reviews proxies and evaluates matters for vote in light of LMCM’s principles and procedures and the Guidelines. The Proxy Officer may seek additional information from LMCM’s investment personnel, company management, independent research services, or other sources to determine the best interests of shareholders. Additionally, the Proxy Officer may consult with LMCM’s Chief Investment Officer for guidance on proxy issues. LMCM will maintain all documents that have a material impact on the basis for the vote. The Proxy Officer will return all signed, voted forms to the Proxy Administrator.

Proxy Administrator Duties

The Proxy Administrator:

1. Provides custodians with instructions to forward proxies to LMCM for all clients for whom LMCM is responsible for voting proxies;

2. Reconciles the number of shares indicated on the proxy ballot with LMCM’s internal data on shares held as of the record date and notifies the custodian of any discrepancies or missed proxies;

3. Will use best efforts to obtain missing proxies from custodians;

4. Informs the Compliance Officer and Proxy Officer if the company’s shares are no longer held by Firm clients as of the meeting date;

5. Ensures that the Compliance Officer and Proxy Officer are aware of the timeline to vote a proxy and uses best efforts to ensure that votes are cast in a timely manner;

6. Follows instructions from the Proxy Officer or Compliance Officer as to how to vote proxy issues, and casts such votes via ISS software, online or via facsimile; and

7. Obtains evidence of receipt and maintains records of all proxies voted.

Record Keeping

The following documents are maintained onsite for two years and in an easily accessible place for another three years:

1. A copy of all policies and procedures maintained by LMCM during the applicable period relating to proxy voting;

2. A copy of each proxy statement received regarding client securities (LMCM intends to rely on the availability of such documents through the Securities and Exchange Commission’s EDGAR database);

3. A record of each vote cast by LMCM on behalf of a client (LMCM has an agreement with ISS whereby ISS has agreed to maintain these records and make them available to LMCM promptly upon request);

4. A copy of each document created by LMCM that was material to making a decision how to vote proxies or that memorializes the basis for such decision.

5. A copy of each written client request for information on how LMCM voted proxies on behalf of such client, and a copy of any written response provided by LMCM to any (written or oral) request for information on how LMCM voted proxies on behalf of such client.

Schedule A

Proxy Voting Guidelines

LMCM maintains these proxy-voting guidelines, which set forth the manner in which LMCM generally votes on issues that are routinely presented. Please note that for each proxy vote LMCM takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.

Four principal areas of interest to shareholders:

1) Obligations of the Board of Directors

2) Compensation of management and the Board of Directors

3) Take-over protections

4) Shareholders’ rights

Proxy Issue	LMCM Guideline
BOARD OF DIRECTORS
Independence of Boards of Directors: majority of unrelated directors, independent of management	For
Nominating Process: independent nominating committee seeking qualified candidates, continually assessing directors and proposing new nominees	For
Size and Effectiveness of Boards of Directors: Boards must be no larger than 15 members	For
Cumulative Voting for Directors	For
Staggered Boards	Against
Separation of Board and Management Roles (CEO/Chairman)	Case-by-Case
Compensation Review Process: compensation committee comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance	For
Director Liability & Indemnification: support limitation of liability and provide indemnification	For
Audit Process	For
Board Committee Structure: audit, compensation, and nominating and/or governance committee consisting entirely of independent directors	For
Monetary Arrangements for Directors: outside of normal board activities amts should be approved by a board of independent directors and reported in proxy	For
Fixed Retirement Policy for Directors	Case-by-Case
Ownership Requirement: all Directors have direct and material cash investment in common shares of Company	For
Proposals on Board Structure: (lead director, shareholder advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)	For
Annual Review of Board/CEO by Board	For
Periodic Executive Sessions Without Mgmt (including CEO)	For
Votes for Specific Directors	Case-by-Case

Proxy Issue	LMCM Guideline
MANAGEMENT AND DIRECTOR COMPENSATION
Stock Option and Incentive Compensation Plans:	Case-by-Case
Form of Vehicle: grants of stock options, stock appreciation rights, phantom shares and restricted stock	Case-by-Case
Price	Against plans whose underlying securities are to be issued at less than 100% of the current market value
Re-pricing: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the market	Against
Expiry: plan whose options have a life of more than ten years	Case-by-Case
Expiry: “evergreen” stock option plans	Against
Dilution:	Case-by-Case—taking into account value creation, commitment to shareholder-friendly policies, etc.
Vesting: stock option plans that are 100% vested when granted	Against
Performance Vesting: link granting of options, or vesting of options previously granted, to specific performance targets	For
Concentration: authorization to allocate 20% or more of the available options to any one individual in any one year	Against
Director Eligibility: stock option plans for directors if terms and conditions are clearly defined and reasonable	Case-by-Case
Change in Control: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares	Against
Change in Control: change in control arrangements developed during a take-over fight specifically to entrench or benefit management	Against
Change in Control: granting options or bonuses to outside directors in event of a change in control	Against
Board Discretion: plans to give Board broad discretion in setting terms and conditions of programs	Against
Employee Loans: Proposals authorizing loans to employees to pay for stock or options	Against
Not Prohibiting “Mega-grants”	Not Specified
Omnibus Plans: plans that provide for multiple awards and believe that shareholders should vote on the separate components of such plans	Not Specified
Director Compensation: % of directors’ compensation in form of common shares	For
Golden Parachutes	Case-by-Case
Expense Stock Options	For
Severance Packages: must receive shareholder approval	For
Lack of Disclosure about Provisions of Stock-based Plans	Against
Reload Options	Against
Plan Limited to a Small Number of Senior Employees	Against
Employee Stock Purchase Plans	Case-by-Case

MARSICO CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Statement of Policy

It is the policy of Marsico Capital Management, LLC (“MCM”) to seek to vote or otherwise process, such as by a decision to abstain from voting or to take no action on, proxies over which it has voting authority in the best interests of MCM’s clients, as summarized here.

•

MCM’s security analysts generally review proxy proposals as part of their monitoring of portfolio companies. Under MCM’s investment discipline, one of the qualities that MCM generally seeks in companies selected for client portfolios is good management teams that generally seek to serve shareholder interests. Because MCM believes that the management teams of most companies it invests in generally seek to serve shareholder interests, MCM believes that voting proxy proposals in clients’ best economic interests usually means voting with the recommendations of these management teams (including their boards of directors).

•

In certain circumstances, MCM’s vote-by-vote analysis of proxy proposals could lead it to conclude that particular management recommendations may not appear as closely aligned with shareholder interests as MCM may deem desirable, or could be disregarded in the best interests of shareholders. In those and other circumstances, MCM may, in its sole discretion, vote against a management recommendation based on its analysis if such a vote appears consistent with the best interests of clients.

•

MCM may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that MCM has decided to sell, proxies issued for securities that MCM did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client’s account, money market securities, or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting may not be in the best interests of clients, as an alternative to voting with (or against) management, or when voting may be unduly burdensome or expensive.

•

In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. In other cases, MCM might use other procedures to resolve an apparent material conflict.

•

MCM may use an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s Proxy Voting policy and reports describing the voting of a client’s proxies are available to the client on request.

•

MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM’s Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system, custodial limitations, or other factors beyond MCM’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider of factors such as the proxy proposal itself or modifications to the required vote cast date.

MFS INVESTMENT MANAGEMENT

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003, as revised on September 20, 2004, March 15, 2005 and March 1, 2006

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS.

A.    VOTING GUIDELINES

1.    General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that – guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and

E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

B.     ADMINISTRATIVE PROCEDURES

1.     MFS Proxy Review Group

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

c.	Considers special proxy issues as they may arise from time to time.

2.     Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any significant attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to the MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

3.    Gathering Proxies

Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. (“ADP”) although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

4.     Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts1 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.    Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of

[1]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS’ clients.

information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.    MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.    RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.    REPORTS

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PROXY VOTING POLICY AND PROCEDURES1

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the

1 Revised as of May 7, 2007.

Investment Advisers Act of 1940, as amended (“Advisers Act”).2 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients.3 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.4

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.5

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

[2]

These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

[3]	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
[4]

Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

[5]

For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[6]

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

[6]	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

Review and Oversight

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1.	Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2.	Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3.	Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

4.	Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5.	Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6.	Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

1.	Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2.	Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3.	Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4.	Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5.	D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6.	Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1.	Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2.	Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3.	Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4.	Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5.	Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6.	Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1.	Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.
2.	Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.
3.	Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1.	Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2.	Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3.	Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4.	Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1.	Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2.	Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3.	Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1.	Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2.	Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1.	Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2.	Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3.	Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4.	Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5.	Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6.	Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7.	Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8.	Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9.	Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10.	Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11.	Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12.	Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1.	Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2.	Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1.	Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2.	Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3.	Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4.	Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

*  *  *  *  *

POST ADVISORY GROUP, LLC

PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

Policy

Post Advisory Group, LLC (“Post”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Thus, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies or to take shareholder action in other corporate actions, Post will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting on corporate actions for clients, Post’s utmost concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with ERISA and the U.S. Department of Labor (“DOL”) guidance thereunder). Post will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.

Purpose

The purpose of these Proxy Voting and Corporate Action Policies and Procedures is to memorialize the procedures and policies adopted by Post to enable it to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and ERISA, including DOL Interpretive Bulletin 94-2 issued thereunder.

Procedures

Post’s Operations Department is ultimately responsible for ensuring that all proxies received by Post are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

Where a proxy proposal raises a material conflict of interest between Post’s interests and the client’s, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client’s account.

The Operations Department is also responsible for ensuring that all corporate actions received by Post are addressed in a timely manner and consistent action is taken across all portfolios.

Record Keeping

In accordance with Rule 204-2 under the Advisers Act and DOL Interpretive Bulletin 94-2 issued under ERISA, Post will maintain for the time periods set forth in the Rule 204-2 (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided, however, that Post may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Post will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and the manner in which clients may obtain information on how Post voted their securities. Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to Post. Post will coordinate with the relevant mutual fund service providers to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

Guidelines

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in evaluating voting proposals contained in the proxy statements.

Vote Against

(a)	Issues regarding Board entrenchment and anti-takeover measures such as the following:

(i) Proposals to stagger board members’ terms;

(ii) Proposals to limit the ability of shareholders to call special meetings;

(iii) Proposals to require super majority votes;

(iv) Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

(v) Proposals regarding “fair price” provisions;

(vi) Proposals regarding “poison pill” provisions; and

(vii) Permitting “green mail.”

(b)	Providing cumulative voting rights.

Vote For

(a)	Election of directors recommended by management, except if there is a proxy fight.

(b)	Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

(c)	Date and place of annual meeting.

(d)	Rotation of annual meeting place.

(e)	Limitation on charitable contributions or fees paid to lawyers.

(f)	Ratification of directors’ actions on routine matters since previous annual meeting.

(g)	Confidential voting.

(h)	Limiting directors’ liability.

Case-by-case

Proposals to:

(1)	Pay directors solely in stock.

(2)	Eliminate director mandatory retirement policy.

(3)	Mandatory retirement age for directors.

(4)	Rotate annual meeting location/date.

(5)	Option and stock grants to management and directors.

(6)	Allowing indemnification of directors and/or officers after reviewing the applicable state laws and extent of protection requested.

PROVIDENT INVESTMENT COUNSEL, INC.

PROXY VOTING PROCEDURES AND GUIDELINES

NOVEMBER 2007

I.    Introduction

Provident Investment Counsel, Inc. (“Provident”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients in accordance with our fiduciary duties and SEC rule 206(4)-6 under the Investment Advisors Act of 1940.

II.     Voting Procedures

Provident has adopted the following policies.

A.	Determine Proxies to be Voted

Provident has contracted with an outside proxy-voting vendor (“RiskMetrics Group”) who will oversee Provident’s proxy voting process. RiskMetrics Group will determine what proxy votes are outstanding and what issues are to be voted on. Risk Metrics Group will verify that the number of shares listed on the proxy ballot matches Provident’s records and that each proxy was received. If a discrepancy is discovered or a proxy is missing, RiskMetrics Group will take appropriate action to correct or obtain the proxy.

B.	Voting

Provident will carefully consider all proxy proposals. The analyst of the security on the proxy being voted will determine how each ballot item will be voted. In exercising judgment with respect to voting stock held in a fiduciary capacity, Provident’s decisions are governed by our primary duty to safeguard and promote the best interest of the accounts and their beneficiaries. In keeping with this duty, it is our policy to vote in favor of those proposals which advance the sustainable economic value of the companies, and thus the shareholders whose securities are held. If, after careful consideration, we believe that corporate management’s position on financial, corporate governance, social or environmental questions could adversely affect the long-term best economic interest of a company and /or its shareholders, the stock will be voted against management. Except in rare instances, abstention is not an acceptable position, and controversial issues will be voted “for” or against”.

C.	Conflicts of Interest

For purposes of these policies and procedures, Provident will be deemed to have a conflict of interest in voting a proxy if (a) the company whose proxy is to be voted, or any affiliate of that company, is a client of Provident, or (b) Provident has a material business relationship with the company whose proxy is to be voted, or any affiliate of that company. Provident’s Vice-President/Research, shall maintain records sufficient to identify such conflicts of interest, and shall notify the security analyst in charge of voting a proxy when Provident has a conflict of interest with respect to such vote.

In the event of such a conflict of interest, the proxy will be voted as indicated in the voting guidelines specified in Section III below, so long as the application of the guidelines to the matter involves little or no discretion by Provident. If the guidelines in Section III do not cover the matter to be voted on, or cover the matter but involve more than little discretion by Provident, then the proxy will be voted as recommended by RiskMetrics Group.

D.	Recordkeeping

The following records will be maintained:

•	A copy of Provident’s proxy voting policies and procedures

•	A brief description of the proxy proposals for each company.

•	The vote cast for each proxy overall as well as by portfolio.

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Documentation showing research conducted, including calls or other contacts made, documents analyzed, persons involved in decision making process and documentation on any conflicts of interest that arose and how it was resolved.

•	Verification that the shares listed on the proxy match the Adviser’s records. Also proxies that were not received, and what actions were taken to obtain them.

•	A copy of each written client request for proxy voting records and the Adviser’s written response to any client requests for such records.

III.    Voting Guidelines

Provident has adopted the following voting guidelines. As noted above, however, we carefully consider all proposals submitted to shareholders in accordance with our aforementioned procedures. The following are some sample guidelines, not rigid rules. In the event of a client restriction, we will vote in accordance with their guidelines.

A.	Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote	FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

B.	Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares

•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees, unless a majority of the committee is comprised of outsiders.

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Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees, unless a majority of the committee is comprised of outsiders.

•	Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Age Limits

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•	Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

•	Majority of independent directors on board

•	All-independent key committees

•	Committee chairpersons nominated by the independent directors

•	CEO performance reviewed annually by a committee of outside directors

•	Established governance guidelines

•	Company performance.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by RiskMetrics Group’s definition of independence.

Vote AGAINST shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RiskMetrics Group favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

C.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry; management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where RiskMetrics Group recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

D.	Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

E.	Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Noncompletion risk.

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the RiskMetrics Group Capital Structure model

•	Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest.

Private Placements/Warrants/Convertible Debentures

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spinoff

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure.

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

F.	State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

G.	Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RiskMetrics Group.

Vote CASE-BY-CASE proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote CASE-BY-CASE proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote CASE-BY-CASE proposals to create a new class of common stock with superior voting rights.

Vote CASE-BY-CASE proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote CASE-BY-CASE proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote CASE-BY-CASE proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote CASE-BY-CASE proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

H.	Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Provident’s methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Provident will review the RiskMetrics Group model results but is not bound by the RiskMetrics Group limits or recommendations regarding dilution. That decision is left to the Provident analyst on a case by case basis.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by RiskMetrics Group.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RiskMetrics Group.

Director Retirement Plans

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the repricing

•	Value-for-value exchange

•	Option vesting

•	Term of the option

•	Exercise price

•	Participation.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or

•	Offering period is greater than 27 months, or

•	VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis with reference to the quantitative model developed by Risk Metrics Group.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Stock Options

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), taking into account:

•	Whether the proposal mandates that all awards be performance-based

•	Whether the proposal extends beyond executive awards to those of lower-ranking employees

•	Whether the company’s stock-based compensation plans meet Risk Metrics Group’s SVT criteria and do not violate our repricing guidelines

Golden and Tin Parachutes

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm

•	The triggering mechanism should be beyond the control of management

•	The amount should not exceed three times base salary plus guaranteed benefits

I.	Social and Environmental Issues

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

•	The availability and feasibility of alternatives to animal testing to ensure product safety, and

•	The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance

•	The company’s standards are comparable to or better than those of peer firms, and

•	There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region

•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending

•	Whether the company already limits price increases of its products

•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

•	The extent that peer companies implement price restraints

Genetically Modified Foods

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

•	The costs and feasibility of labeling and/or phasing out

•	The nature of the company’s business and the proportion of it affected by the proposal

•	The proportion of company sales in markets requiring labeling or GMO-free products

•	The extent that peer companies label or have eliminated GMOs

•	Competitive benefits, such as expected increases in consumer demand for the company’s products

•	The risks of misleading consumers without federally mandated, standardized labeling

•	Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company’s products. Such resolutions presuppose that there are proven health risks to GMOs — an issue better left to federal regulators — which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•	The extent that peer companies have eliminated GMOs

•	The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

•	Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

•	The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending

Vote CASE-BY-CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

•	Whether the company has adequately disclosed the financial risks of its subprime business

•	Whether the company has been subject to violations of lending laws or serious lending controversies

•	Peer companies’ policies to prevent abusive lending practices.

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness

•	The risk of any health-related liabilities.

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

•	Whether the company has gone as far as peers in restricting advertising

•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

•	Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected

•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

•	The percentage of the company’s business affected

•	The feasibility of a spinoff

•	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Arctic National Wildlife Refuge

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports;

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

•	The current status of legislation regarding drilling in ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

•	Environmentally conscious practices of peer companies, including endorsement of CERES

•	Costs of membership and implementation.

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or

•	The company has a poor environmental track record, such as violations of federal and state regulations.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are recycling

•	The timetable prescribed by the proposal

•	The costs and methods of implementation

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are switching from fossil fuels to cleaner sources

•	The timetable and specific action prescribed by the proposal

•	The costs of implementation

•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay

•	The degree that social performance is already included in the company’s pay structure and disclosed

•	The degree that social performance is used by peer companies in setting pay

•	Violations or complaints filed against the company relating to the particular social performance measure

•	Artificial limits sought by the proposal, such as freezing or capping executive pay

•	Independence of the compensation committee

•	Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and

•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country

•	The company’s workplace code of conduct

•	Proprietary and confidential information involved

•	Company compliance with U.S. regulations on investing in the country

•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

•	Agreements with foreign suppliers to meet certain workplace standards

•	Whether company and vendor facilities are monitored and how

•	Company participation in fair labor organizations

•	Type of business

•	Proportion of business conducted overseas

•	Countries of operation with known human rights abuses

•	Whether the company has been recently involved in significant labor and human rights controversies or violations

•	Peer company standards and practices

•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations

•	The company has no recent human rights controversies or violations, or

•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989

•	Company antidiscrimination policies that already exceed the legal requirements

•	The cost and feasibility of adopting all nine principles

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

•	The potential for charges of reverse discrimination

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

•	The level of the company’s investment in Northern Ireland

•	The number of company employees in Northern Ireland

•	The degree that industry peers have adopted the MacBride Principles

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components

•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs

•	Whether the company currently or in the past has manufactured cluster bombs or their components

•	The percentage of revenue derived from cluster bomb manufacture

•	Whether the company’s peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or

•	The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote AGAINST reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business or

•	The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity

•	Comparison with peer companies

•	Established process for improving board diversity

•	Existence of independent nominating committee

•	Use of outside search firm

•	History of EEO violations.

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

•	The company has well-documented equal opportunity programs

•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive

•	The company has well-documented programs addressing diversity initiatives and leadership development

•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•	Whether the company’s EEO policy is already in compliance with federal, state and local laws

•	Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

•	The industry norm for including sexual orientation in EEO statements

•	Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

RCM PROXY VOTING GUIDELINES AND PROCEDURES

MAY 23, 2007

Policy Statement

RCM exercises our proxy voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by RCM on behalf of its clients are not biased by other clients of RCM. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, including investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these Guidelines. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will convene to discuss these instances. In evaluating issues, the Proxy Committee may consider information from many sources, including our portfolio management team, our analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups, and independent proxy research services. The Proxy Committee will meet annually to review these guidelines and determine whether any revisions are appropriate.

Voting Procedure

The voting of all proxies is conducted by the Proxy Specialist in consultation with a Proxy Committee consisting representatives from the Research Department, Portfolio Management Team (PMT), the

Legal and Compliance Department, and the Proxy Specialist. The Proxy Specialist performs the initial review of the proxy statement, third-party proxy research provided by ISS, and other relevant material, and makes a vote decision in accordance with RCM Proxy Voting Guidelines. In situations where the Proxy Voting Guidelines do not give clear guidance on an issue, the Proxy Specialist will, at his or her discretion, consult the Analyst or Portfolio Manager and/or the Proxy Committee. In the event that an Analyst or Portfolio Manager wishes to override the Guidelines, the proposal will be presented to the Proxy Committee for a final decision.

RCM retains a third-party proxy voting service, Institutional Shareholder Services, Inc. (ISS), to assist us in processing proxy votes in accordance with RCM’s vote decisions. ISS is responsible for notifying RCM of all upcoming meetings, providing a proxy analysis and vote recommendation for each proposal, verifying that all proxies are received, and contacting custodian banks to request missing proxies. ISS sends the proxy vote instructions provided by RCM to the appropriate tabulator. ISS provides holdings reconciliation reports on a monthly basis, and vote summary reports for clients on a quarterly or annual basis. RCM keeps proxy materials used in the vote process on site for at least one year.

Resolving Conflicts of Interest

RCM may have conflicts that can affect how it votes its clients’ proxies. For example, RCM may manage a pension plan whose management is sponsoring a proxy proposal. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, RCM shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how RCM resolves such material conflicts of interest with its clients.

Cost-Benefit Analysis Involving Voting Proxies

RCM shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, RCM may refrain from voting a proxy on behalf of its clients’ accounts.

In addition, RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.

RCM will not be able to vote securities on loan under securities lending arrangements into which RCM’s clients have entered. However, under rare circumstances, for voting issues that may have a significant impact on the investment, and if the client holds a sufficient number of shares to have a material impact on the vote, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities.

Proxy Voting Guidelines

Ordinary Business

Ordinary Business Matters:    Case-by-Case

RCM votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact “other business,” will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

Auditors

Ratification of Auditors:    Case-by-Case

RCM generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

RCM will review, on a case-by-case basis, instances in which the audit firm has substantial non-audit relationships with the company, to determine whether we believe independence has been compromised.

Shareholder Proposals Regarding Rotation of Auditors:    Generally FOR

RCM generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

Shareholder Proposals Regarding Auditor Independence:    Case-by-Case

RCM will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

Board of Directors

Election of Directors:    Case-by-Case

Votes on director nominees are made on a case-by-case basis. RCM favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. RCM also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, RCM may withhold votes from director nominees.

Majority Vote Requirement for the Election of Directors:    Case-by-Case

RCM evaluates proposals to require a majority vote for the election of directors, on a case-by-case basis. RCM generally supports binding and non-binding (advisory) proposals to initiate a change in the vote threshold requirement for board nominees, as we believe this may bring greater director accountability to shareholders. Exceptions may be made for companies with policies that provide for a meaningful alternative to a full majority-voting standard.

Classified Boards:    AGAINST

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. RCM generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. RCM will vote FOR shareholder proposals to de-classify the board of directors.

Changing Size of Board:    Case-by-Case

RCM votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

Majority of Independent Directors on Board:    Case-by-Case

RCM considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. RCM generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

Minimum Share Ownership by the Board:    AGAINST

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, RCM does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

Limit Tenure of Directors:    AGAINST

RCM does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

Director Indemnification and Liability Protection:    Case-by-Case

RCM votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. RCM will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director’s legal expenses would be covered, RCM may vote FOR expanded coverage.

Separate Chairman/Chief Executive Officer:    Case-by-Case

RCM votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. RCM generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has underperformed, and harder to challenge a CEO’s decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

Diversity of the Board of Directors:    Case-by-Case

RCM reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. RCM generally votes FOR requests for reports on the company’s efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

Executive and Director Compensation

Stock Incentive Plans:    Case-by-Case

RCM reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

RCM utilizes research from a third-party proxy voting service (ISS) to assist us in analyzing all details of a proposed stock incentive plan. Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

Shareholder Proposals Regarding Options Expensing:    FOR

RCM generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company’s earnings and profitability to shareholders.

Cash Bonus Plans (OBRA related):    Case-by-Case

RCM considers Omnibus Budget and Reconciliation Act (OBRA) Cash Bonus Plan proposals on a case-by-case basis. OBRA regulations require companies to secure shareholder approval for their performance-based cash or cash and stock bonus plans to preserve the tax deduction for bonus compensation exceeding OBRA’s $1 million cap.

The primary objective of such proposals is to avoid tax deduction limitations imposed by Section 162(m) of the Internal Revenue Code, and RCM will generally vote FOR plans that have appropriate performance targets and measures in place.

In cases where plans do not meet acceptable standards or we believe executives are over compensated in the context of shareholder value creation, RCM may vote AGAINST the cash bonus plan, and may withhold votes from compensation committee members.

Eliminate Non-Employee Director Retirement Plans:    FOR

RCM generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

Employee Stock Purchase Plans:    Case-by-Case

Employee Stock Purchase Plans give employees the opportunity to purchase stock of their company, primarily through payroll deductions. Such plans provide performance incentives and lead employees to identify with shareholder interests.

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. RCM will vote FOR Qualified Employee Stock Purchase Plans that include: (1) a purchase price of at least 85 percent of fair market value, and (2) an offering period of 27 months or less, and (3) voting power dilution (percentage of outstanding shares) of no more than 10 percent.

For Nonqualified Employee Stock Purchase Plans, companies provide a match to employees’ contributions, instead of a discount in stock price. Provided the cost of the plan is not excessive, RCM generally votes FOR non-qualified plans that include: (1) broad-based participation (2) limits on employee contribution (3) company matching contribution up to 25 percent of the employee’s contribution (4) no discount on stock price on the date of purchase.

Shareholder Proposals Regarding Executive Pay:    Case-by-Case

RCM generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

RCM votes FOR proposals requesting that at least a significant portion of the company’s awards are performance-based. Preferably, performance measures should include long term growth metrics.

RCM votes FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

RCM votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Executive Severance Agreements (Golden Parachutes):    Case-by-Case

RCM votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. RCM will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

Capital Structure

Capital Stock Authorizations:    Case-by-Case

RCM votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company’s industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

Stock Splits and Dividends:    Case-by-Case

RCM generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

Mergers and Corporate Restructuring

Mergers and Restructurings:    Case-by-Case

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets. In evaluating the merit such transactions, RCM will consider the terms of each proposal and will analyze the potential long-term value of the investment. RCM will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

Prevent a Company from Paying Greenmail:    FOR

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. RCM will generally vote FOR anti-greenmail provisions.

Fair Price Provision:    AGAINST

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

RCM will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

RCM will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

State Antitakeover Statutes:    Case-by-Case

RCM evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

Reincorporation:    Case-by-Case

RCM will evaluate reincorporation proposals case-by-case and will consider a variety of factors including the impact reincorporation might have on the longer-term valuation of the stock, the quality of the company’s financial disclosure, the impact on current and potential business with the U.S. government, M&A opportunities and the risk of being forced to reincorporate in the future. RCM generally supports reincorporation proposals for valid business reasons such as reincorporating in the same state as its corporate headquarters.

Anti-takeover Defenses and Voting Related Issues

Poison Pills:    Case-by-Case

RCM votes AGAINST poison pills or (or shareholder rights plans) proposed by a company’s management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

RCM will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

Dual Class Capitalization with Unequal Voting Rights:    Case-by-Case

RCM will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. RCM will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

Blank Check Preferred Stock:    Case-by-Case

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

RCM generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

RCM will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Supermajority Voting Provisions:    AGAINST

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

RCM votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

Cumulative Voting:    Case-by-Case

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. RCM evaluates management proposals regarding cumulative voting, on a case-by-case basis. For companies that do not have a record of strong corporate governance policies, we will generally vote FOR shareholder proposals to restore or provide for cumulative voting.

Shareholder Action by Written Consent:    Case-by-Case

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

RCM will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

Shareholder’s Right to Call Special Meeting:    FOR

RCM votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

Confidential Voting:    FOR

RCM votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, RCM maintains records which allow our clients to have access to our voting decisions.

Social and Environmental Issues

Shareholder Proposals Regarding Social and Environmental Issues:    Case-by-Case

In evaluating social and environmental proposals, RCM first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, RCM recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

RCM considers the following factors in evaluating proposals that address social and environmental issues:

•	Cost to implement proposed requirement

•	Whether any actual abuses exist

•	Whether the company has taken any action to address the problem

•	The extent, if any, to which the proposal would interfere with the day-to-day management of the company.

RCM generally supports proposals that encourage corporate social responsibility. However, RCM does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, RCM believes that these matters are best left to the judgment of management.

Sign or Endorse the CERES Principles:    Case-by-Case

The CERES Principles represent a voluntary commitment of corporations to continued environmental improvement beyond what is required by government regulation. CERES was formed by the Coalition of Environmentally Responsible Economies in the wake of the March 1989 Exxon Valdez oil spill, to address environmental issues such as protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Endorsers of the CERES Principles are required to pay annual fees based on annual revenue of the company.

RCM generally supports shareholder requests for reports on activities related to the goals of the CERES Principles or other in-house environmental programs. Proposals to adopt the CERES Principles are voted on a case-by-case basis, taking into account the company’s current environmental disclosure, its environmental track record, and the practices of peer companies.

Environmental Reporting:    FOR

RCM generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder’s environmental concerns.

Northern Ireland (MacBride Principles):    Case-by-Case

The MacBride Principles are aimed at countering anti-Catholic discrimination in employment in the British state of Northern Ireland. These principles require affirmative steps to hire Catholic workers and promote them to management positions, to provide job security and to eliminate inflammatory religious emblems. Divestment of stock is not called for under these principles. RCM takes the following factors into consideration regarding Northern Ireland resolutions:

•	Whether any discrimination charges have been filed against the subject company within the past year;

•	Whether the subject company has subscribed to the Fair Employment Agency’s, “Declaration of Principle and Intent.” (Northern Ireland governmental regulations); and

•	Whether potentially offensive material is not allowed in the work area (flags, posters, etc.).

TCW INVESTMENT MANAGEMENT COMPANY

PROXY VOTING GUIDELINES AND PROCEDURES

(APRIL 1, 2007)

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. If TCW has responsibility for voting proxies in connection with these investment advisory duties, or has the responsibility to specify to an agent of the client how to vote the proxies, TCW exercises such voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “Proxy Committee”) and adopted these proxy voting guidelines and procedures (the “Guidelines”). The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, compliance, legal and marketing departments. TCW also uses outside proxy voting services (each an “Outside Service”) to help manage the proxy voting process. The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. All proxy voting and record keeping by TCW is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes. In certain limited circumstances, particularly in the area of structured financing, TCW may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, TCW will vote in accordance with its contractual obligations.

Philosophy

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

Overrides and Conflict Resolution

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “Proxy Specialist”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, he/she will obtain the approval of TCW’s Director of Research (the “Director of Research”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises, and there is no predetermined vote, such vote is to be decided on a case-by-case basis or if the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Specialist will determine whether such relationship is deemed material to TCW. In making this determination, a conflict of interest will not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast.

Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If the Proxy Specialist confirms that such Board member is not the portfolio manager and, that the portfolio manager has not spoken with such Board member, then such conflict of interest will not be deemed to be material. If, on the other hand, either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities. The vote by the Proxy Committee will be documented.

Third, a potential conflict of interest may arise if the issuer is an affiliate of TCW. It is currently not anticipated that this would be the case, but if this were to arise TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast.

Finally, if any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an outside service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an outside service, that outside service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an outside service will maintain any documentation related to an identified material conflict of interest.

TCW or an outside service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an outside service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	For changing the company name

•	For approving other business

•	For adjourning the meeting

•	For technical amendments to the charter and/or bylaws

•	For approving financial statements

Capital Structure

•	For increasing authorized common stock

•	For decreasing authorized common stock

•	For amending authorized common stock

•	For the issuance of common stock, except against if the issued common stock has superior voting rights

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For decreasing authorized preferred stock

•	For canceling a class or series of preferred stock

•	For amending preferred stock

•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•	For eliminating preemptive rights

•	For creating or restoring preemptive rights

•	Against authorizing dual or multiple classes of common stock

•	For eliminating authorized dual or multiple classes of common stock

•	For amending authorized dual or multiple classes of common stock

•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company

•	For recapitalization

•	For restructuring the company

•	For bankruptcy restructurings

•	For liquidations

•	For reincorporating in a different state

•	For a leveraged buyout of the company

•	For spinning off certain company operations or divisions

•	For the sale of assets

•	Against eliminating cumulative voting

•	For adopting cumulative voting

Board of Directors

•	For limiting the liability of directors

•	For setting the board size

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•	For non-technical amendments to the company’s by laws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions

•	Against a classified board

•	Against amending a classified board

•	For repealing a classified board

•	Against ratifying or adopting a shareholder rights plan (poison pill)

•	Against redeeming a shareholder rights plan (poison pill)

•	Against eliminating shareholders’ right to call a special meeting

•	Against limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating shareholders’ right to act by written consent

•	Against limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing a supermajority vote provision to approve a merger or other business combination

•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•	For eliminating a supermajority vote provision to approve a merger or other business combination

•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision

•	Against amending a fair price provision

•	For repealing a fair price provision

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	For opting out of a state takeover statutory provision

•	Against opt into a state takeover statutory provision

Compensation

•

For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•

For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•

For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	Case-by-case on assuming stock incentive plans

•

For adopting a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For amending a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•

For adding shares to a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•

For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•

For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•

For adopting a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•

For adding shares to a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan

•	For adopting a savings plan

•	For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 15% of the outstanding common equity

•	For adopting a deferred compensation plan

•	For approving a long-term bonus plan

•	For approving an employment agreement or contract

•	For amending a deferred compensation plan

•	For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

•	For amending an annual bonus plan

•	For reapproving a stock option plan or bonus plan for purposes of OBRA

•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against requiring a majority vote to elect directors

•	Against requiring the improvement of annual meeting reports

•	Against changing the annual meeting location

•	Against changing the annual meeting date

•	Against asking the board to include more women and minorities as directors.

•	Against seeking to increase board independence

•	Against limiting the period of time a director can serve by establishing a retirement or tenure policy

•	Against requiring minimum stock ownership by directors

•	Against providing for union or employee representatives on the board of directors

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For increasing the independence of the nominating committee

•	For creating a nominating committee of the board

•	Against urging the creation of a shareholder committee

•	Against asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

•	Against asking that a lead director be chosen from among the ranks of the non-employee directors

•	For adopting cumulative voting

•	Against requiring directors to place a statement of candidacy in the proxy statement

•	Against requiring the nomination of two director candidates for each open board seat

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	For eliminating supermajority provisions

•	For reducing supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting

•	For restoring shareholders’ right to act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against advisory vote on compensation

•	Against restricting executive compensation

•	For enhance the disclosure of executive compensation

•	Against restricting director compensation

•	Against capping executive pay

•	Against calling for directors to be paid with company stock

•	Against calling for shareholder votes on executive pay

•	Against calling for the termination of director retirement plans

•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	Against seeking shareholder approval to reprice or replace underwater stock options

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)

•	Against requiring option shares to be held

•	For creating a compensation committee

•

Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee

•	For increasing the independence of the audit committee

•	For increasing the independence of key committees

Social Issue Proposals

•	Against asking the company to develop or report on human rights policies

•	For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

•	Against asking the company to limit or end operations in Burma

•	For asking management to review operations in Burma

•	For asking management to certify that company operations are free of forced labor

•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•	Against asking management to report on the company’s foreign military sales or foreign offset activities

•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production

•	Against asking the company to establish shareholder-designated contribution programs

•	Against asking the company to limit or end charitable giving

•	For asking the company to increase disclosure of political spending and activities

•	Against asking the company to limit or end political spending

•	For requesting disclosure of company executives’ prior government service

•	Against requesting affirmation of political nonpartisanship

•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•	Against severing links with the tobacco industry

•	Against asking the company to review or reduce tobacco harm to health

•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•	Against asking the company to take action on embryo or fetal destruction

•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•

For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles

•

For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•

For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•

For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat

•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•

For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy

•	Against asking management to adopt a sexual orientation non-discrimination policy

•	For asking management to report on or review Mexican operations

•	Against asking management to adopt standards for Mexican operations

•	Against asking management to review or implement the MacBride principles

•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•

For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

THORNBURG INVESTMENT MANAGEMENT, INC.

Policy Objectives

This Policy has been adopted by Thornburg Investment Management, Inc. ( “TIM”) to facilitate the voting of proxies relating to portfolio securities in what it perceives to be the best interests of persons for whom TIM performs investment management services and is authorized and required to vote or consider voting proxies.

Thornburg Investment Trust has delegated to TIM the authority to vote proxies relating to its portfolio securities in accordance with this Policy.

This Policy is intended by TIM to constitute “written policies and procedures” as described in Rule 206(4)—6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Policy is intended by Thornburg Investment Trust to constitute proxy voting policies and procedures referred to in Item 13 of Form N-1A adopted under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

Please see the Glossary of Terms for definitions of terms used in this Policy.

Voting Objectives

This Policy defines procedures for voting securities in each Account managed by TIM, for the benefit of and in the best interest of the Investment Client. The objective of voting a security in each case under this Policy is to seek to enhance the value of the security, or to reduce potential for a decline in the security’s value. This Policy does not prescribe voting requirements or specific voting considerations. Instead, this Policy provides procedures for assembling voting information and applying the informed expertise and judgment of TIM’s personnel on a timely basis in pursuit of the above stated voting objectives.

A further element of this Policy is that while voting on all issues presented should be considered, voting on all issues is not required by this Policy unless specifically directed or required by a Client. Some issues presented for a vote of security holders may not be relevant to this Policy’s voting objectives, or it may not be reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, unless an Investment Client requires TIM to vote all proxies with respect to securities in an Account, TIM may abstain from voting or decline a vote in those cases where there appears to be no relationship between the issue and the enhancement or preservation of an investment’s value.

It is also important to the pursuit of the Policy’s voting objectives that TIM be able to substitute its judgment in any specific situation for a presumption in this Policy where strict adherence to the presumption could reasonably be expected by TIM, based upon the information then available (including but not limited to media and expert commentary and outside professional advice and recommendations sought by TIM on the issue), to be inconsistent with the objectives of this Policy. Accordingly, TIM understands that it may substitute its judgment in a specific voting situation described in the preceding sentence, except where explicitly prohibited by the Investment Client or this Policy.

ERISA Accounts

Portfolio managers should recognize, in considering proxy votes for ERISA Accounts:

(a)	Plan trustees are ordinarily responsible for voting securities held by a plan, unless the plan documents direct TIM or another person to vote the proxies.

(b)	If TIM is delegated authority to vote proxies, voting may be subject to specific written guidelines issued by the plan’s trustees or other officials.

(c)	TIM may not delegate authority to vote proxies, unless the plan documents or other written agreement expressly permit delegation.

Proxy Voting Coordinator

The President shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this Policy:

(a)	Collecting and assembling proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(b)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by TIM and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(c)	Providing to appropriate portfolio managers any specific voting instructions from Investment Clients;

(d)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by TIM);

(e)	Accumulating Voting Results as set forth in this Policy (which may be performed by proxy voting services or agents engaged by TIM) and transmitting or arranging for the transmission of that information in accordance with “Communicating Votes,” below; and

(f)	Participating in the annual review of policy function as set forth in this Policy.

The Proxy Voting Coordinator may, with the President’s approval, delegate any portion or all of any one or more of these functions to one or more other individuals employed by TIM. Any portion or all of any one or more of these functions may be performed by service providers engaged by TIM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. TIM may engage service providers and other third parties to assemble this information, digest or abstract the information where necessary or desirable, and deliver it to the portfolio managers or others to evaluate proxy voting issues.

Portfolio Managers

The portfolio manager responsible for management of a specific Account is responsible for timely voting (or determining not to vote in appropriate cases) proxies relating to securities in the Account in accordance with this Policy. The President may exercise this authority in any instance. The portfolio manager or President may delegate voting responsibilities to one or more other portfolio managers or other individuals. Persons exercising voting authority under this paragraph are authorized to consider voting recommendations and other information and analysis from service providers (including proxy voting services) engaged by TIM.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for accumulating the following information as to each matter relating to a portfolio security held by any Account, considered at any shareholder meeting, and with respect to which the Account was entitled to vote:

(a)	The name of the issuer of the portfolio security;

(b)	The exchange ticker symbol of the portfolio security;

(c)	The CUSIP number for the portfolio security;

(d)	The shareholder meeting date;

(e)	A brief identification of the matter voted on;

(g)	Whether a vote was cast on the matter;

(h)	How we cast the vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(i)	Whether we cast the vote for or against management.

TIM may use third party service providers to record and cumulate the foregoing information. The Coordinator may, with the President’s approval, delegate any portion or all of these functions to one or more other individuals employed by TIM.

Resolution of Conflicts of Interest

In any case where a portfolio manager determines that a proxy vote involves an actual Conflict of Interest, and the proxy vote relates to the election of a director in an uncontested election or ratification of selection of independent accountants, the portfolio manager shall vote the proxy in accordance with the recommendation of any proxy voting service engaged by TIM. If no such recommendation is available, or if the proxy vote involves any other matters, the portfolio manager shall immediately refer the vote to the Investment Client (or in the case of any Investment Company as to which TIM is the adviser or subadviser and is authorized to vote proxies, to the chairman of its audit committee) for direction on the voting of the proxy or consent to vote in accordance with the portfolio manager’s recommendation. In all cases where such a vote is referred to the Investment Client, TIM shall disclose the Conflict of Interest to the Investment Client.

Communicating Votes

The Proxy Voting Coordinator shall (i) communicate to TIM’s fund accounting department proxy voting information respecting votes on portfolio securities held by Investment Clients which are Investment Companies, sufficient to permit fund accounting to prepare Form N-PX filings for the Investment Companies; and (ii) provide in writing to any Investment Client requesting information on voting of proxies with respect to portfolio securities, the information described under the caption “Accumulating Voting Results,” for the period or periods specified by the Investment Client. If the information requested by the Investment Client pertains to a period which is not readily available, or is not described above under the caption “Accumulating Voting Results,” the Proxy Voting Coordinator will confer with the Chief Compliance Officer. The Coordinator may, with the President’s approval, delegate any portion or all of this function to one or more individuals employed by TIM. TIM may engage one or more service providers to facilitate timely communication of proxy votes. TIM is not responsible for voting proxies relating to proxy materials that are not forwarded on a timely basis. TIM does not control the setting of record dates, shareholder meeting dates, or the timing of distribution of proxy materials and ballots relating to shareholder votes.

Record of Voting Delegation

The Proxy Voting Coordinator shall maintain a list of all Accounts, with a specification as to each Account whether or not TIM is authorized to vote proxies respecting the Account’s portfolio securities.

Comment on Voting

It is the Policy of TIM not to comment on specific proxy votes with respect to securities in an Account in response to inquiries from persons who are not specifically authorized representatives as to the Account. Attention is directed in this regard to the Thornburg Investment Management Internal Confidentiality and Privacy Protection Policy and the Thornburg Investment Trust Policy and Procedures for Disclosure of Portfolio Securities Holdings, as in effect from time to time. Customer service representatives and other persons who may receive such inquiries should advise persons presenting the inquiries that TIM does not comment on proxy voting, and that as to Investment Companies for which TIM is required to disclose proxy votes, the information is available on the Investment Company’s website. The President may authorize comments in specific cases, in his discretion.

Joining Insurgent or Voting Committees

It is the policy of TIM, for itself and the Accounts, not to join any insurgent or voting committee or similar group. The President may approve participation in any such committee or group in his discretion, and shall advise the authorized representatives for the Account of any such action.

Social Issues

It is the presumption of this Policy that proxies shall not be voted on Social Issues. The President may approve voting of any security in an Account on any Social Issue.

Annual Review of Policy Function

Pursuant to the review requirements of Rule 206(4)-7 under the Advisers Act and Rule 38a-1 under the Investment Company Act, the Chief Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(a)	Review a sample of the record of voting delegation maintained by the Proxy Voting Coordinator against Voting Results to determine if TIM is exercising its authority to vote proxies on portfolio securities held in the selected Accounts;

(b)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the period reviewed;

(c)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this Policy;

(d)	Evaluate the performance of any proxy voting services or agents employed by TIM, including whether or not the service or agent maintains its independence with respect to companies the securities of which are the subject of voting recommendations, information or analysis from the service or agent; and

(e)	Prepare written reports respecting the foregoing items to the President, the Trustees of Thornburg Investment Trust, and any Investment Company Clients for which such a report is required.

Recordkeeping

The Proxy Voting Coordinator shall maintain the following records:

(i)	Copies of this Policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that TIM receives regarding Investment Client securities. In maintaining a record of proxy statements referred to in this item, the Proxy Voting Coordinator may rely on obtaining copies from the Securities and Exchange Commission’s EDGAR system;

(iii)	Voting Results for each Investment Client;

(iv)	A copy of any document created by TIM that was material to making a decision how to vote proxies on behalf of an Investment Client or that memorializes the basis for that decision;

(v)	A copy of each written Investment Client request for information on how TIM voted proxies on behalf of the Investment Client, and a copy of any written response by TIM to any (written or oral) Investment Client request for information on how TIM voted proxies on behalf of the requesting Investment Client;

(vi)	Communications to Investment Clients respecting Conflicts of Interest; and

The Chief Compliance Officer shall maintain the following records:

(i)	All written reports arising from annual reviews of policy function.

The Proxy Voting Coordinator and Chief Compliance Officer shall maintain and preserve the foregoing records in an easily accessible place for a period of not less than five years (the first two years in TIM’s offices) from the end of the fiscal year of TIM during which the last entry was made on the record. The President may authorize the Proxy Voting Coordinator to engage one or more service providers to perform any portion of their recordkeeping function provided (1) the function is performed in compliance with then applicable governmental regulations, and (2) each service provider provides a written undertaking to furnish the records to TIM promptly upon request.

Glossary of Terms

“Account” means any discrete account or portfolio as to which TIM has discretionary investment authority. An Investment Client may have multiple Accounts. Each series of any Investment Company as to which TIM is the adviser or subadviser is an Account.

“Chief Compliance Officer” means the Chief Compliance Officer of TIM.

“Conflict of Interest” means as to any Account, any conflict between a pecuniary interest of TIM or any affiliate, and the duties of TIM to the Investment Client who is the owner of the Account.

“ERISA” means the Employee Retirement Income Security Act of 1975, as amended. Reference to an “ERISA Account” means an account for an employee benefit plan governed by ERISA.

“Investment Client” means any person with whom TIM has a contract to perform discretionary investment management services, including a series of an Investment Company, and for whom TIM is authorized by the contract or required by applicable law to vote or consider voting securities in the Investment Client’s Account.

“Investment Company” means a company registered as such under the Investment Company Act.

“President” means the president of TIM, or in the event of his unavailability any individual who is a vice president and managing director of TIM.

“Proxy Voting Coordinator” means the individual appointed from time to time by the President to perform the proxy voting coordination functions described in this Policy.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an Account, which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objectives of this Policy, and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the security.

“TIM” means Thornburg Investment Management, Inc.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

As adopted July 17, 2003; revised July 20, 2005; revised April 19, 2006.

T. ROWE PRICE ASSOCIATES, INC

T. ROWE PRICE PROXY VOTING — PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote — such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines — many of which are consistent with ISS positions — T. Rowe Price occasionally may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. We may also withhold votes from inside directors for the failure to establish a formal nominating committee. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices. For companies with particularly egregious pay practices we may withhold votes from compensation committee members, the CEO, or even the entire board.

Mergers and Acquisitions — T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair compensation in exchange for their investment.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. We generally support shareholder proposals that call for the separation of the Chairman and CEO positions unless there are sufficient governance safeguards already in place. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

WELLINGTON MANAGEMENT COMPANY, LLP

GLOBAL PROXY POLICIES AND PROCEDURES

Introduction

Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies

As a matter of policy, Wellington Management:

1 Takes responsibility for voting client proxies only upon a client’s written request.

2 Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3 Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4 Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5 Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6 Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7 Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8 Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9 Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight	Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting

Authorization to Vote    Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy    Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation    To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research    In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting    Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

•       Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•       Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•       Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes    Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending    Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration    Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs    Wellington Management may be unable to enter an

informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: April 1, 2007

WELLS CAPITAL MANAGEMENT

PROXY VOTING POLICIES AND PROCEDURES

I. Introduction:

As a fiduciary, Wells Capital Management (“WellsCap”) is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients’ best interest and within the framework of this Proxy Voting Policy (“Policy”). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 940, as amended (the “Advisers’ Act”).

WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital Management supports sound corporate governance practices within companies in which they invest.

II. Voting

Philosophy:

When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap’s appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration and vote execution. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.

Responsibilities

1. Proxy Administrator

WellsCap’s proxy voting process is administered by its Operations Department (“Proxy Administrator”), who reports to WellsCap’s Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it’s being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

2. The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are identified as Appendix A of this Policy and are subject to change upon approval from the Committee Chair.

3. WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.

4. Third Parties

To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with RiskMetrics Group (formally ISS), a provider of proxy-voting services, to provide the following services to WellsCap:

•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform as identified in Appendix B, et seq.;

•	Receive all proxy information sent by custodians that hold securities of WellsCap’s Proxy Clients;

•	Posts proxy information on its password-protected website, including meeting dates, agendas, and RiskMetrics’ analysis.

•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services.

C.    Methodology

Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to RiskMetrics. The Proxy Administrator reviews this information regularly and communicates with representatives of RiskMetrics to ensure that all agendas are considered and proxies are voted on a timely basis.

1. Voting Guidelines. WellsCap, through its agent (RiskMetrics), votes proxies on different platforms subject to the client’s expressed goals. The two key platforms are: (i) the custom WellsCap Proxy Guideline, and (ii) RiskMetrics’ Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted “for” or “against” the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. RiskMetrics will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, RiskMetrics will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, WellsCap will defer to RiskMetrics’ Proxy Guidelines as appropriate. Finally, the Proxy Administrator shall have the authority to direct RiskMetrics to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.

2. Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by RiskMetrics to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by RiskMetrics, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively “Portfolio Manager”) is essential. Portfolio Management is, in WellsCap’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital Management or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to RiskMetrics to be voted in conformance with the voting guidelines of RiskMetrics.

Voting decisions made by the Proxy Administrator will be reported to RiskMetrics to ensure that the vote is registered in a timely manner.

3. Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

4. Conflicts of Interest. WellsCap has obtained a copy of RiskMetrics policies, procedures and practices regarding potential conflicts of interest that could arise in RiskMetrics proxy voting services to WellsCap as a result of business conducted by RiskMetrics. WellsCap believes that potential conflicts of interest by RiskMetrics are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or Wells Capital Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital Management or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by RiskMetrics of the voting guidelines attached hereto. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the

Proxy Administrator shall defer to RiskMetrics to vote in conformance with the voting guidelines of RiskMetrics. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

III. Other Provisions

Guideline Review

The Proxy Committee meets at least semi-annually to review this Policy and consider changes to it or changes to specific proxy voting guidelines (the “Approved Guidelines”—discussed below). Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap’s Chief Compliance Officer. A representative of WellsCap’s Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.

Record Retention

WellsCap will maintain the following records relating to the implementation of the Procedures:

•	A copy of these proxy voting polices and procedures;

•	Proxy statements received for client securities (which will be satisfied by relying on RiskMetrics);

•	Records of votes cast on behalf of clients (which RiskMetrics maintains on behalf of WellsCap);

•	Records of each written client request for proxy voting records and WellsCap’s written response to any client request (written or oral) for such records; and

•	Any documents prepared by WellsCap or RiskMetrics that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.

Disclosure of Policies and Procedures

WellsCap will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316.

WellsCap will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at riskmgt@wellsfargo.com to request a record of proxies voted on their behalf.

Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

December 14, 2007